                                                                    Exhibit 10.1

       _________________________________________________________________

                               CREDIT AGREEMENT,

                          dated as of  May 15, 1998,

                            as amended and restated

                             as of April 3, 2000,

                                     among

                            OGLEBAY NORTON COMPANY,

                                 as Borrower,

                         KEYBANK NATIONAL ASSOCIATION,

                                   as Agent,

                              BANK ONE, MICHIGAN,

                             as Syndication Agent,

                                      and

                           THE BANK OF NOVA SCOTIA,

                            as Documentation Agent

       _________________________________________________________________

                               TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
ARTICLE I    DEFINITIONS.............................................................................     1

ARTICLE II.  AMOUNT AND TERMS OF CREDIT..............................................................    20
   SECTION 2.1   AMOUNT AND NATURE OF CREDIT.........................................................    20
   SECTION 2.2   CONDITIONS TO LOANS AND LETTERS OF CREDIT...........................................    24
   SECTION 2.3   PAYMENT ON NOTES, ETC...............................................................    25
   SECTION 2.4   PREPAYMENT..........................................................................    26
   SECTION 2.5   COMMITMENT AND OTHER FEES; REDUCTION OF COMMITMENT..................................    27
   SECTION 2.6   COMPUTATION OF INTEREST AND FEES; DEFAULT RATE......................................    27
   SECTION 2.7   MANDATORY PAYMENT...................................................................    28
   SECTION 2.8   EXTENSION OF COMMITMENT.............................................................    28
   SECTION 2.9   PARTIAL RELEASE OF MORTGAGED REAL PROPERTY..........................................    28

ARTICLE III  ADDITIONAL PROVISIONS RELATING TO LIBOR LOANS; INCREASED CAPITAL; TAXES.................    29
   SECTION 3.1   RESERVES OR DEPOSIT REQUIREMENTS, ETC...............................................    29
   SECTION 3.2   TAX LAW, ETC........................................................................    29
   SECTION 3.3   EURODOLLAR DEPOSITS UNAVAILABLE OR INTEREST RATE UNASCERTAINABLE....................    30
   SECTION 3.4   INDEMNITY...........................................................................    30
   SECTION 3.5   CHANGES IN LAW RENDERING LIBOR LOANS UNLAWFUL.......................................    31
   SECTION 3.6   FUNDING.............................................................................    31
   SECTION 3.7   CAPITAL ADEQUACY....................................................................    31

ARTICLE IV   CONDITIONS PRECEDENT....................................................................    32
   SECTION 4.1   NOTES...............................................................................    32
   SECTION 4.2   GUARANTIES OF PAYMENT OF DEBT.......................................................    32
   SECTION 4.3   INTERCREDITOR AGREEMENT.............................................................    32
   SECTION 4.4   OFFICER'S CERTIFICATE, RESOLUTIONS, ORGANIZATIONAL DOCUMENTS........................    32
   SECTION 4.5   LEGAL OPINION.......................................................................    32
   SECTION 4.6   GOOD STANDING CERTIFICATES..........................................................    32
   SECTION 4.7   CLOSING AND LEGAL FEES; AGENT FEE LETTER............................................    32
   SECTION 4.8   SECURITY DOCUMENTS..................................................................    33

                                                                                                       Page
                                                                                                       ----
   SECTION 4.9   MORTGAGES...........................................................................    33
   SECTION 4.10  LIEN SEARCHES.......................................................................    33
   SECTION 4.11  INDENTURE...........................................................................    33
   SECTION 4.12  INSURANCE CERTIFICATES..............................................................    33
   SECTION 4.13  LOAN AGREEMENT......................................................................    33
   SECTION 4.14  NO MATERIAL ADVERSE CHANGE..........................................................    34
   SECTION 4.15  MISCELLANEOUS.......................................................................    34

ARTICLE V  COVENANTS.................................................................................    34
   SECTION 5.1   INSURANCE...........................................................................    34
   SECTION 5.2   MONEY OBLIGATIONS...................................................................    34
   SECTION 5.3   FINANCIAL STATEMENTS................................................................    35
   SECTION 5.4   FINANCIAL RECORDS...................................................................    36
   SECTION 5.5   FRANCHISES..........................................................................    36
   SECTION 5.6   ERISA COMPLIANCE....................................................................    36
   SECTION 5.7   FINANCIAL COVENANTS.................................................................    37
   SECTION 5.8   BORROWING...........................................................................    37
   SECTION 5.9   LIENS...............................................................................    38
   SECTION 5.10  REGULATIONS U and X.................................................................    39
   SECTION 5.11  INVESTMENTS AND LOANS...............................................................    39
   SECTION 5.12  MERGER AND SALE OF ASSETS...........................................................    40
   SECTION 5.13  ACQUISITIONS........................................................................    40
   SECTION 5.14  NOTICE..............................................................................    41
   SECTION 5.15  ENVIRONMENTAL COMPLIANCE............................................................    41
   SECTION 5.16  AFFILIATE TRANSACTIONS..............................................................    42
   SECTION 5.17  USE OF PROCEEDS.....................................................................    42
   SECTION 5.18  CAPITAL EXPENDITURES................................................................    42
   SECTION 5.19  CORPORATE NAMES.....................................................................    42
   SECTION 5.20  CAPITAL DISTRIBUTIONS...............................................................    42
   SECTION 5.21  RESTRICTED PAYMENTS.................................................................    43
   SECTION 5.22  SUBSIDIARIES CREATED, ACQUIRED OR HELD SUBSEQUENT TO THE CLOSING DATE...............    43
   SECTION 5.23  PROPERTY ACQUIRED OR HELD SUBSEQUENT TO CLOSING DATE................................    43
   SECTION 5.24  OTHER COVENANTS.....................................................................    43
   SECTION 5.25  GUARANTY OF SUBORDINATED INDEBTEDNESS...............................................    44
   SECTION 5.26  POST CLOSING MORTGAGED REAL PROPERTY COVENANTS......................................    44
   SECTION 5.27  INTEREST RATE PROTECTION............................................................    45

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                                                                                                       ----
ARTICLE VI.  REPRESENTATIONS AND WARRANTIES..........................................................    45

   SECTION 6.1   CORPORATE EXISTENCE; FOREIGN QUALIFICATION; SUBSIDIARIES............................    45
   SECTION 6.2   CORPORATE AUTHORITY.................................................................    46
   SECTION 6.3   COMPLIANCE WITH LAWS................................................................    46
   SECTION 6.4   LITIGATION AND ADMINISTRATIVE PROCEEDINGS...........................................    46
   SECTION 6.5   LOCATION............................................................................    47
   SECTION 6.6   DOCUMENTED VESSELS..................................................................    47
   SECTION 6.7   TITLE TO ASSETS.....................................................................    47
   SECTION 6.8   LIENS AND SECURITY INTERESTS........................................................    47
   SECTION 6.9   TAX RETURNS.........................................................................    47
   SECTION 6.10  ENVIRONMENTAL LAWS..................................................................    47
   SECTION 6.11  CONTINUED BUSINESS..................................................................    48
   SECTION 6.12  EMPLOYEE BENEFITS PLANS.............................................................    48
   SECTION 6.13  CONSENTS OR APPROVALS...............................................................    49
   SECTION 6.14  SOLVENCY............................................................................    49
   SECTION 6.15  FINANCIAL STATEMENTS................................................................    49
   SECTION 6.16  REGULATIONS.........................................................................    49
   SECTION 6.17  MATERIAL AGREEMENTS.................................................................    49
   SECTION 6.18  INTELLECTUAL PROPERTY...............................................................    50
   SECTION 6.19  INSURANCE...........................................................................    50
   SECTION 6.20  ACCURATE AND COMPLETE STATEMENTS....................................................    50
   SECTION 6.21  REAL PROPERTY.......................................................................    50
   SECTION 6.22  INDENTURE...........................................................................    51
   SECTION 6.23  DEFAULTS............................................................................    51

ARTICLE VII  EVENTS OF DEFAULT.......................................................................    51
   SECTION 7.1   PAYMENTS............................................................................    51
   SECTION 7.2   SPECIAL COVENANTS...................................................................    51
   SECTION 7.3   OTHER COVENANTS.....................................................................    51
   SECTION 7.4   REPRESENTATIONS AND WARRANTIES......................................................    52
   SECTION 7.5   CROSS DEFAULT.......................................................................    52
   SECTION 7.6   ERISA DEFAULT.......................................................................    52
   SECTION 7.7   CHANGE IN CONTROL...................................................................    52
   SECTION 7.8   MONEY JUDGMENT......................................................................    52
   SECTION 7.9   MATERIAL ADVERSE CHANGE.............................................................    52
   SECTION 7.10  VALIDITY OF LOAN DOCUMENTS..........................................................    52
   SECTION 7.11  SOLVENCY............................................................................    53
   SECTION 7.12  INDENTURE...........................................................................    53
   SECTION 7.13  LOAN AGREEMENT......................................................................    53

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
ARTICLE VIII  REMEDIES UPON DEFAULT..................................................................    53

   SECTION 8.1     OPTIONAL DEFAULTS.................................................................    53
   SECTION 8.2     AUTOMATIC DEFAULTS................................................................    54
   SECTION 8.3     LETTERS OF CREDIT.................................................................    54
   SECTION 8.4     OFFSETS...........................................................................    54
   SECTION 8.5     EQUALIZATION PROVISION............................................................    54

ARTICLE IX    THE AGENT..............................................................................    55
   SECTION 9.1     APPOINTMENT AND AUTHORIZATION.....................................................    55
   SECTION 9.2     NOTE HOLDERS......................................................................    55
   SECTION 9.3     CONSULTATION WITH COUNSEL.........................................................    55
   SECTION 9.4     DOCUMENTS.........................................................................    55
   SECTION 9.5     AGENT AND AFFILIATES..............................................................    56
   SECTION 9.6     KNOWLEDGE OF DEFAULT..............................................................    56
   SECTION 9.7     ACTION BY AGENT...................................................................    56
   SECTION 9.8     NOTICES, DEFAULT, ETC.............................................................    56
   SECTION 9.9     INDEMNIFICATION OF AGENT..........................................................    56
   SECTION 9.10    SUCCESSOR AGENT...................................................................    57

ARTICLE X     MISCELLANEOUS..........................................................................    57
   SECTION 10.1    BANKS' INDEPENDENT INVESTIGATION..................................................    57
   SECTION 10.2    NO WAIVER; CUMULATIVE REMEDIES....................................................    57
   SECTION 10.3    AMENDMENTS, CONSENTS..............................................................    58
   SECTION 10.4    NOTICES...........................................................................    58
   SECTION 10.5    COSTS, EXPENSES AND TAXES.........................................................    58
   SECTION 10.6    INDEMNIFICATION...................................................................    59
   SECTION 10.7    OBLIGATIONS SEVERAL; NO FIDUCIARY OBLIGATIONS.....................................    59
   SECTION 10.8    EXECUTION IN COUNTERPARTS.........................................................    60
   SECTION 10.9    BINDING EFFECT; BORROWER'S ASSIGNMENT.............................................    60
   SECTION 10.10   BANK ASSIGNMENTS/PARTICIPATIONS...................................................    60
         A         Assignments of Commitments........................................................    60
         B         Sale of Participations............................................................    62
   SECTION 10.11   DESIGNATION.......................................................................    63
   SECTION 10.12   SEVERABILITY OF PROVISIONS; CAPTIONS; ATTACHMENTS.................................    64
   SECTION 10.13   INVESTMENT PURPOSE................................................................    64
   SECTION 10.14   ENTIRE AGREEMENT..................................................................    64
   SECTION 10.15   GOVERNING LAW; SUBMISSION TO JURISDICTION.........................................    64

   SECTION 10.16   LEGAL REPRESENTATION OF PARTIES....................................................   64
   SECTION 10.17   JURY TRIAL WAIVER..................................................................   65

   SCHEDULES:
   --------
   SCHEDULE 1      BANKS AND COMMITMENTS..............................................................   68
   SCHEDULE 2      MORTGAGED REAL PROPERTY............................................................   69
   SCHEDULE 3      PLEDGORS...........................................................................   70
   SCHEDULE 6.6    DOCUMENTED VESSELS.................................................................   72

   EXHIBITS:
   --------
   EXHIBIT A       REVOLVING CREDIT NOTE..............................................................   73
   EXHIBIT B       SWING LINE NOTE....................................................................   75
   EXHIBIT C       NOTICE OF LOAN.....................................................................   77
   EXHIBIT D       COMPLIANCE CERTIFICATE.............................................................   79
   EXHIBIT E       FORM OF ASSIGNMENT  AND ACCEPTANCE AGREEMENT.......................................   80
   EXHIBIT F       FORM OF GUARANTY OF PAYMENT........................................................   85
   EXHIBIT G       FORM OF SECURITY AGREEMENT.........................................................   93
   EXHIBIT H       FORM OF COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT...............................  108
   EXHIBIT I       FORM OF PLEDGE AGREEMENT...........................................................  120
   EXHIBIT J       INTERCREDITOR AGREEMENT............................................................  131

SCHEDULES:
---------

SCHEDULE 5.8         PERMITTED INDEBTEDNESS
SCHEDULE 5.9         PERMITTED LIENS
SCHEDULE 6.1         CORPORATE INFORMATION; SUBSIDIARIES
SCHEDULE 6.3         MATERIAL PERMITS
SCHEDULE 6.4         LITIGATION
SCHEDULE 6.5         LOCATIONS
SCHEDULE 6.6         DOCUMENTED VESSELS
SCHEDULE 6.17        MATERIAL AGREEMENTS
SCHEDULE 6.18        INTELLECTUAL PROPERTY
SCHEDULE 6.19        INSURANCE

     This CREDIT AGREEMENT, dated as of May 15, 1998, as amended and restated as of April 3, 2000 (as the same may from time to time be further amended, restated or otherwise modified, this "Agreement"), is made among OGLEBAY NORTON COMPANY, a Delaware corporation, formerly known as Oglebay Norton Holding Company, 1100 Superior Avenue, Cleveland, Ohio 44114 ("Borrower"), the banking institutions named in Schedule 1 hereto (collectively, "Banks", and individually, "Bank"),
         ----------
KEYBANK NATIONAL ASSOCIATION, 127 Public Square, Cleveland, Ohio 44114-1306, as administrative agent for the Banks under this Agreement ("Agent"), BANK ONE, MICHIGAN, 611 Woodward Avenue, Detroit, Michigan 48226, as syndication agent ("Syndication Agent"), and THE BANK OF NOVA SCOTIA, Suite 2700, 600 Peachtree Street NE, Atlanta, Georgia 30308, as documentation agent ("Documentation Agent"). As used in this Agreement, the term "Agent" shall not include Documentation Agent or Syndication Agent.


                                  WITNESSETH:

     WHEREAS, ON Marine Services Company, a Delaware corporation, formerly known as Oglebay Norton Company ("Original Borrower") entered into a Credit Agreement dated as of May 15, 1998 (the "Original Credit Agreement") with Agent and the financial institutions named therein;

     WHEREAS, Original Borrower and its subsidiaries were restructured on March 5, 1999, such that the Original Borrower became a subsidiary of Borrower, and Borrower assumed the benefits and obligations of Original Borrower under the Original Credit Agreement, pursuant to the terms of the Assignment and Assumption Agreement dated as of March 5, 1999 (the "Assignment and Assumption Agreement");

     WHEREAS, Borrower, Agent and the Banks desire to amend and restate the Original Credit Agreement to contract for the establishment of credits in the aggregate principal amounts hereinafter set forth, to be made available to Borrower upon the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, it is mutually agreed as follows:


                           ARTICLE I.   DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings:

     "Acquisition" shall mean any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of any Person, or any business or division of any Person, (b) the acquisition of in excess of fifty percent (50%) of the stock (or other equity interest) of any Person, or (c) the acquisition of another Person (other than a Company) by a merger or consolidation or any other combination with such Person.

     "Adjusted Prime Rate" shall mean a rate per annum equal to the greater of
(a) the Prime Rate or (b) one-half of one percent ( 1/2%) in excess of the Federal Funds Effective Rate. Any change in the Adjusted Prime Rate shall be effective immediately from and after such change in the Adjusted Prime Rate.

     "Advantage" shall mean any payment (whether made voluntarily or involuntarily, by offset of any deposit or other indebtedness or otherwise) received by any Bank in respect of the Debt, if such payment results in that Bank having less than its pro rata share of the Debt then outstanding, than was the case immediately before such payment.

     "Affiliate" shall mean any Person, directly or indirectly, controlling, controlled by or under common control with a Company and "control" (including the correlative meanings, the terms "controlling", "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Company, whether through the ownership of voting securities, by contract or otherwise.

     "Agent Fee Letter" shall mean the Agent Fee Letter from Agent to Borrower, dated as of the Closing Date.

     "Applicable Commitment Fee Rate" shall mean:

     (a) for the period from the Closing Date through May 31, 2000, thirty-seven and one-half (37.50) basis points; and

     (b) commencing with the financial statements for the fiscal quarter ending March 31, 2000, the number of basis points set forth in the following matrix, based upon the result of the computation of the Leverage Ratio, shall be used to establish the number of basis points that will go into effect on June 1, 2000 and thereafter:

                                                                                 Applicable
               Leverage Ratio                                               Commitment Fee Rate
----------------------------------------------------------------------------------------------------
Greater than or equal to 4.00 to 1.00                                        50.00 basis points
----------------------------------------------------------------------------------------------------
Greater than or equal to 3.75 to 1.00 but less than 4.00 to 1.00             37.50 basis points
----------------------------------------------------------------------------------------------------
Greater than or equal to 3.50 to 1.00 but less than 3.75 to 1.00             30.00 basis points
----------------------------------------------------------------------------------------------------
Less than 3.50 to 1.00                                                       25.00 basis points
----------------------------------------------------------------------------------------------------

Changes to the Applicable Commitment Fee Rate shall be effective on the first day of the month following the date upon which Agent received, or, if earlier, Agent should have received, pursuant to Section 5.3 (a) or (b) hereof, the financial statements of the Companies. The above matrix does not modify or waive, in any respect, the requirements of Section 5.7 hereof, the rights of the Banks to charge the Default Rate, or the rights and remedies of the Banks pursuant to Articles VII and VIII hereof.

     "Applicable Margin" shall mean:

     (a) for the period from the Closing Date through May 31, 2000, (i) two hundred (200) basis points for LIBOR Loans, and (ii) zero (0) basis points for Prime Rate Loans, and

     (b) commencing with the financial statements for the fiscal quarter ending March 31, 2000, the number of basis points (depending upon whether Loans are LIBOR Loans or Prime Rate Loans) set forth in the following matrix, based upon the result of the computation of the Leverage Ratio, shall be used to establish the number of basis points that will go into effect on June 1, 2000 and thereafter:

-------------------------------------------------------------------------------------------------
                                                 Applicable Margin        Applicable Margin for
         Leverage Ratio                          for LIBOR Loans            Prime Rate Loans
-------------------------------------------------------------------------------------------------
Greater than or equal to 4.25 to 1.00            250 basis points            25 basis points
-------------------------------------------------------------------------------------------------
Greater than or equal to 4.00 to 1.00 but        225 basis points             0 basis points
less than 4.25 to 1.00
-------------------------------------------------------------------------------------------------
Greater than or equal to 3.75 to 1.00 but        200 basis points             0 basis points
less than 4.00 to 1.00
-------------------------------------------------------------------------------------------------
Greater than or equal to 3.50 to 1.00 but        175 basis points             0 basis points
less than 3.75 to 1.00
-------------------------------------------------------------------------------------------------
Less than 3.50 to 1.00                           150 basis points             0 basis points
-------------------------------------------------------------------------------------------------

Changes to the Applicable Margin shall be effective on the first day of the month following the date upon which Agent received, or, if earlier, Agent should have received, pursuant to Section 5.3 (a) or (b) hereof, the financial statements of the Companies. The above matrix does not modify or waive, in any respect, the requirements of Section 5.7 hereof, the rights of the Banks to charge the Default Rate, or the rights and remedies of Agent and the Banks pursuant to Articles VII and VIII hereof.

     "Assignment Agreement" shall mean an Assignment and Acceptance Agreement in the form of Exhibit E hereto.
            ---------

     "Bank Fee Letter" shall mean the Bank Fee Letter from Borrower to the Banks, dated as of the Closing Date.

     "Business Day" shall mean a day of the year on which banks are not required or authorized to close in Cleveland, Ohio, and, if the applicable Business Day relates to any LIBOR Loan, on which dealings are carried on in the London interbank eurodollar market.

     "Capital Distribution" shall mean a payment made, liability incurred or other consideration given for the purchase, acquisition, redemption or retirement of any capital stock or other equity interest of any Company or as a dividend, return of capital or other distribution (other than any stock dividend, stock split or other equity distribution payable only in capital stock or other equity of the Company in question) in respect of any Company's capital stock or other equity interest.

     "Change in Control" shall mean (a) the acquisition of, or, if earlier, the shareholder or director approval of the acquisition of, ownership or voting control, directly or indirectly, beneficially or of record, on or after the Closing Date, by any Person or group (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934, as then in effect), of shares representing more than fifty-percent (50%) of the aggregate ordinary Voting Power represented by the issued and outstanding capital stock of Borrower; or
(b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of Borrower by Persons who were neither (i) nominated by the board of directors of Borrower nor (ii) appointed by directors so nominated.

     "Closing Date" shall mean April 3, 2000.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

     "Collateral Agent" shall mean KeyBank National Association (and its successors and assigns) in its capacity as collateral agent under the Intercreditor Agreement.

     "Collateral Assignment and Security Agreement" shall mean a Collateral Assignment and Security Agreement, in the form of the attached Exhibit H,
                                                               ---------
executed and delivered on or after the Closing Date by a Pledgor, wherein such Pledgor has granted to Agent, for the benefit of the Banks, a security interest in and an assignment of all intellectual property owned by such Pledgor, as the same may from time to time be amended, restated or otherwise modified.

     "Commitment" shall mean the obligation hereunder of the Banks, during the Commitment Period, to extend credit pursuant to the Revolving Credit Commitments up to the Total Commitment Amount.

     "Commitment Percentage" shall mean, for each Bank, the percentage set forth opposite such Bank's name under the column headed "Commitment Percentage" as described in Schedule 1 hereto.
             ----------

     "Commitment Period" shall mean the period from the Closing Date to April 1, 2003, or such earlier date on which the Commitment shall have been terminated pursuant to Article VIII hereof.

     "Company" shall mean Borrower or a Subsidiary.

     "Companies" shall mean Borrower and all Subsidiaries.

     "Compliance Certificate" shall mean a certificate, substantially in the form of the attached Exhibit D.
                     ---------

     "Consideration" shall mean, in connection with an Acquisition, the aggregate consideration paid, including borrowed funds, cash, the issuance of securities or notes, the assumption or incurring of liabilities (direct or contingent to the extent any such contingent obligation is considered to be a liability in accordance with GAAP), the payment of consulting fees or fees for a covenant not to compete and any other consideration paid for the purchase.

     "Consolidated" shall mean the resultant consolidation of the financial statements of Borrower and its Subsidiaries in accordance with GAAP, including principles of consolidation consistent with those applied in preparation of the consolidated financial statements referred to in Section 6.15 hereof.

     "Consolidated Capital Expenditures" shall mean, for any period, the amount of capital expenditures of Borrower, as determined on a Consolidated basis and in accordance with GAAP.

     "Consolidated Depreciation and Amortization Charges" shall mean, for any period, on a Consolidated basis and in accordance with GAAP, the Depreciation and Amortization Charges of Borrower for such period.

     "Consolidated EBITDA" shall mean, for any period, on a Consolidated basis and in accordance with GAAP, Consolidated Net Earnings for such period plus the aggregate amounts deducted in determining such Consolidated Net Earnings in respect of (a) income taxes, (b) Consolidated Interest Expense, and (c) Consolidated Depreciation and Amortization Charges.

     "Consolidated Fixed Charges" shall mean, for any period, on a Consolidated basis and in accordance with GAAP, the aggregate of (a) cash interest expense (including, without limitation, the "imputed interest" portion of capital leases), (b) actual cash expenditures for taxes, (c) cash principal payments on long-term Funded Indebtedness maturing within twelve (12) months of the date in question, and (d) actual cash expenditures relating to Capital Distributions.

     "Consolidated Interest Expense" shall mean, for any period, the interest expense of Borrower for such period, as determined on a Consolidated basis and in accordance with GAAP.

     "Consolidated Net Earnings" shall mean, for any period, the Net Earnings of Borrower for such period, as determined on a Consolidated basis and in accordance with GAAP.

     "Consolidated Net Worth" shall mean, at any date, the stockholders' equity of Borrower, determined as of such date on a Consolidated basis and in accordance with GAAP.

     "Consolidated Pro-Forma Capital Expenditures" shall mean the sum of (a) Consolidated Capital Expenditures, plus (b)(i) without duplication, the amount of capital expenditures of Companies acquired by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters to the extent that such capital expenditures of Companies acquired are confirmed by audited financial or other information satisfactory to Agent, minus (ii) capital expenditures of Companies disposed of by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters.

     "Consolidated Pro-Forma Cash Flow" shall mean, for any period, (a) Consolidated Pro-Forma EBITDA, minus (b) Consolidated Pro-Forma Capital Expenditures, as determined in accordance with GAAP.

     "Consolidated Pro-Forma EBITDA" shall mean the sum of (a) Consolidated EBITDA, plus (b)(i) without duplication, the EBITDA of Companies acquired by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters to the extent that such EBITDA of Companies acquired is confirmed by audited financial or other information satisfactory to Agent, minus (ii) EBITDA of Companies disposed of by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters.

     "Consolidated Pro-Forma Fixed Charges" shall mean the sum of (a) Consolidated Fixed Charges, plus (b)(i) without duplication, the amount of Fixed Charges of Companies acquired by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters to the extent that the Fixed Charges of Companies acquired are confirmed by audited financial or other information satisfactory to Agent, minus (ii) Fixed Charges of Companies disposed of by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters.

     "Consolidated Pro-Forma Interest Expense" shall mean the sum of (a) Consolidated Interest Expense, plus (b)(i) without duplication, the interest expense of Companies acquired by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters to the extent that such interest expense of Companies acquired is confirmed by audited financial or other information satisfactory to Agent, minus (ii) interest expense of Companies disposed of by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters.

     "Consolidated Pro-Forma Net Earnings" shall mean the sum of (a) Consolidated Net Earnings, plus (b)(i) without duplication, the Net Earnings of Companies acquired by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters to the extent that such Net Earnings of such Companies acquired is confirmed by audited financial or other information satisfactory to Agent, minus (ii) Net Earnings of Companies disposed of by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters.

     "Consolidated Pro-Forma Pre-Tax Earnings" shall mean, for any period,
(a)(i) Consolidated Net Earnings, plus (ii) Consolidated income taxes; plus
(b)(i) without duplication, the following number as calculated for all Companies acquired by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters to the extent that such number for such Companies acquired is confirmed by audited financial or other information satisfactory to
Agent: (A) Net Earnings, minus (B) any nonrecurring non-cash gains or losses, plus (C) income taxes; minus (ii) the following number as calculated for all Companies disposed of by Borrower and its Subsidiaries during the most recently completed four (4) fiscal quarters: (A) Net Earnings, minus (B) any nonrecurring non-cash gains or losses, plus (C) income taxes; all as determined in accordance with GAAP.

     "Controlled Group" shall mean a Company and each Person required to be aggregated with a Company under Code Sections 414(b), (c), (m) or (o).

     "Debt" shall mean, collectively, (a) all Indebtedness incurred by Borrower (or Original Borrower) to Agent or the Banks pursuant to this Agreement and includes the principal of and interest on all Notes; (b) each extension, renewal or refinancing thereof in whole or in part; (c) the commitment and other fees, including any prepayment fee, payable hereunder; and (d) all Related Expenses.

     "Default Rate" shall mean a rate per annum equal to two percent (2%) in excess of the Prime Rate from time to time in effect.

     "Depreciation and Amortization Charges" shall mean, for any period, in accordance with GAAP, the aggregate of all such charges for fixed assets, leasehold improvements, mining reserves and general intangibles (specifically including goodwill) of a Person for such period.

     "Derived LIBOR Rate" shall mean a rate per annum equal to the sum of the Applicable Margin (from time to time in effect) plus the LIBOR Rate.

     "Derived Prime Rate" shall mean a rate per annum equal to the sum of the Applicable Margin (from time to time in effect) plus the Adjusted Prime Rate.

     "Documented Vessel" shall mean any one of the ships owned by a Company as set forth on Schedule 6.6 hereto.
             ------------

     "Domestic Subsidiary" shall mean a Subsidiary that is not a Foreign Subsidiary.

     "EBITDA" shall mean, for any period, in accordance with GAAP, Net Earnings for such period, plus the aggregate amounts deducted in determining such Net Earnings in respect of (a) income taxes, (b) interest expense, and (c) Depreciation and Amortization Charges.

     "Environmental Laws" shall mean all provisions of law, statutes, ordinances, rules, regulations, policies, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by the government of the United States or, if applicable, Canada, or by any state, province, territory or municipality thereof or by any court, agency, instrumentality, regulatory authority or commission of any of the foregoing concerning air quality, soil quality, water quality, wetlands, solid waste or the protection of public health, human health, safety or the environment or the Release of any Hazardous Substance into the environment.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated pursuant thereto.

     "ERISA Event" shall mean (a) the existence of any condition or event with respect to a Plan that presents a risk of the imposition of an excise tax or any other liability on a Company or of the imposition of a Lien on the assets of a Company; (b) a Controlled Group member has engaged in a non-exempt "prohibited transaction" (as defined under ERISA Section 406 or Code Section 4975) or a breach of a fiduciary duty under ERISA that could result in liability to a Company; (c) a Controlled Group member has applied for a waiver from the minimum funding requirements of Code Section 412 or ERISA Section 302 or a Controlled Group member is required to provide security under Code Section 401(a)(29) or ERISA Section 307; (d) a Reportable Event has occurred with respect to any Pension Plan as to which notice is required to be provided to the PBGC; (e) a Controlled Group member has withdrawn from a Multiemployer Plan in a "complete withdrawal" or a "partial withdrawal" (as such terms are defined in ERISA Sections 4203 and 4205, respectively); (f) a Multiemployer Plan is in or is likely to be in reorganization under ERISA Section 4241; (g) a Plan (and any related trust) that is intended to be qualified under Code Sections 401 and 501 fails to be so qualified or any "cash or deferred arrangement" under any such Plan fails to meet the requirements of Code Section 401(k); (h) the PBGC takes any steps to terminate a Pension Plan or appoint a trustee to administer a Pension Plan, or a Controlled Group member takes steps to terminate a Pension Plan; (i) a Controlled Group member or a Plan fails to satisfy any requirements of law applicable to a Plan; (j) a claim, action, suit, audit or investigation is pending or threatened with respect to a Plan, other than a routine claim for benefits; or (k) a Controlled Group member incurs or is expected to incur any liability for post-retirement benefits under any Welfare Plan, other than as required by ERISA Section 601, et. seq. or Code Section 4980B.
                               --- ----

     "Eurocurrency Reserve Percentage" shall mean, for any Interest Period in respect of any LIBOR Loan, as of any date of determination, the aggregate of the then stated maximum reserve percentages (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, applicable to such Interest Period (if more than one such percentage is applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) by the Board of Governors of the Federal Reserve System, any successor thereto, or any other banking authority, domestic or foreign, to which a Bank may be subject in respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board) or in respect of any other category of liabilities including deposits by reference to which the interest rate on LIBOR Loans is determined or any category of extension of credit or other assets that include the LIBOR Loans. For purposes hereof, such reserve requirements shall include, without limitation, those imposed under Regulation D of the Federal Reserve Board and the LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities subject to such reserve requirements without benefit of credits for proration, exceptions or offsets that may be available from time to time to any Bank under said Regulation D.

     "Event of Default" shall mean an event or condition that constitutes an event of default as defined in Article VII hereof.

     "Federal Funds Effective Rate" shall mean, for any day, the rate per annum (rounded upward to the nearest one one-hundredth of one percent (1/100 of 1%)) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the Closing Date.

     "Financial Officer" shall mean any of the following officers: chief executive officer, president, chief financial officer, treasurer or vice president of finance.

     "Fixed Charges" shall mean, for any period, in accordance with GAAP, the aggregate of (a) cash interest expense (including, without limitation, the "imputed interest" portion of capital leases), (b) actual cash expenditures for taxes, (c) cash principal payments on long-term funded indebtedness maturing within twelve (12) months of the date in question, and (d) actual cash expenditures relating to Capital Distributions.

     "Foreign Subsidiary" shall mean a Subsidiary that is organized outside of the United States.

     "Fronting Bank" shall mean, as to any Letter of Credit transaction hereunder, Agent as issuer of the Letter of Credit, or, in the event that Agent is unable to issue a Letter of Credit, such other Bank as shall agree to issue the Letter of Credit in its own name, but on behalf of the Banks hereunder.

     "Funded Indebtedness" shall mean Indebtedness for borrowed money and capitalized leases, including, but not limited to, current, long-term and Subordinated Indebtedness, if any; provided, however, that (a) reimbursement obligations under letters of credit or banker's acceptances up to an aggregate amount of Three Million Dollars ($3,000,000), (b) Indebtedness incurred in connection with any Hedge Agreement, and (c) synthetic leases shall not be deemed to constitute Funded Indebtedness.

     "GAAP" shall mean generally accepted accounting principles as then in effect, which shall include the official interpretations thereof by the Financial Accounting Standards Board, applied on a basis consistent with the past accounting practices and procedures of Borrower.

     "Guarantor" shall mean a Person that pledges its credit or property in any manner for the payment or other performance of the indebtedness, contract or other obligation of another and includes (without limitation) any guarantor (whether of payment or of collection), surety, co-maker, endorser or Person that agrees conditionally or otherwise to make any purchase, loan or investment in order thereby to enable another to prevent or correct a default of any kind.

     "Guaranty of Payment" shall mean a Guaranty of Payment of Debt, in the form of the attached Exhibit F, executed and delivered on or after the Closing Date
                ---------
by each Pledgor, as the same may from time to time be amended, restated or otherwise modified.

     "Hazardous Substance" shall mean any hazardous, toxic or dangerous pollutant, contaminant, substance or waste or any such pollutant, contaminant, substance or waste that is defined or listed under any Environmental Law or that is otherwise regulated or prohibited or subject to investigation or remediation under any Environmental Law because of its hazardous, toxic, dangerous or injurious properties, including, without limitation: (a) any "hazardous substance" as defined under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. (S) 9601 et seq., as amended; (b) any "hazardous waste" as now or hereafter defined under the Resource Conservation and Recovery Act, 42 U.S.C. (S) 690l et seq., as amended; (c) hydrocarbons and/or petroleum products or fractions thereof, natural gas, natural gas liquids, liquefied natural gas and synthetic gas usable for fuel; (d) asbestos containing material; (e) flammable explosives; (f) polychlorinated biphenyls;
(g) radioactive materials; and (h) any substance for which special handling or notification is required for its collection, storage, treatment, use or disposal.

     "Hedge Agreement" shall mean any currency swap or hedge agreement, interest rate swap, cap, collar or floor agreement, or other interest rate management device entered into by Borrower with any financial institution.

     "Indebtedness" shall mean, for any Company (excluding in all cases trade payables and accrued expenses payable in the ordinary course of business by such Company), (a) all obligations to repay borrowed money, direct or indirect, incurred, assumed, or guaranteed, (b) all obligations for the deferred purchase price of capital assets, (c) all obligations under conditional sales or other title retention agreements, (d) all obligations under any letter of credit or banker's acceptance, (e) all obligations under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (f) all synthetic leases, (g) all lease obligations that have been or should be capitalized on the books of such Company in accordance with GAAP, (h) all obligations of such Company with respect to asset securitization financing programs to the extent that there is recourse against such Company or such Company is liable (contingent or otherwise) under any such program, (i) all obligations to advance funds to, or to purchase assets, property or services from, any other Person in order to maintain the financial condition of such Person, and (j) any other transaction (including forward sale or purchase agreements) having the commercial effect of a borrowing of money entered into by such Company to finance its operations or capital requirements.

     "Indenture" shall mean the Indenture among Borrower, the guarantors a party thereto, and Norwest Bank Minnesota, National Association, as trustee, dated as of February 1, 1999, as amended and as the same may, with the prior written consent of Agent and the Majority Banks, which consent shall not be unreasonably withheld, from time to time be further amended, supplemented (other than to add a guarantor thereunder) restated or otherwise modified or replaced.

     "Intercreditor Agreement" shall mean the Collateral Agency and Intercreditor Agreement, in the form of the attached Exhibit J, dated as of
                                                     ---------
April 3, 2000, among Agent, on behalf of the Banks, Loan Agreement Agent, on behalf of the Loan Agreement Banks, and Collateral Agent, as the same may from time to time be amended, restated or otherwise modified or replaced.

     "Interest Adjustment Date" shall mean the last day of each Interest Period.

     "Interest Period" shall mean, with respect to any LIBOR Loan, the period commencing on the date such LIBOR Loan is made and ending on the last day of such period, as selected by Borrower pursuant to the provisions hereof, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of such period, as selected by Borrower pursuant to the provisions hereof. The duration of each Interest Period for any LIBOR Loan shall be one (1) month, two (2) months, three (3) months, or six (6) months, in each case as Borrower may select upon notice, as set forth in Section 2.2 hereof, provided that: (a) if Borrower fails to so select the duration of any Interest Period, Borrower shall be deemed to have converted such LIBOR Loan to a Prime Rate Loan at the end of the then current Interest Period; and (b) Borrower may not select any Interest Period for a LIBOR Loan that ends after any date when principal is due on such LIBOR Loan.

     "Interest Rate Protection" shall mean, with respect to Indebtedness of a Company, that either (a) such Company has obtained a fixed rate of interest on such Indebtedness, or (b) such Company has entered into a Hedge Agreement or Hedge Agreements, upon terms and conditions satisfactory to Agent.

     "Letter of Credit" shall mean any commercial documentary letter of credit or any standby letter of credit that shall be issued by a Fronting Bank for the benefit of Borrower or a Pledgor, including amendments thereto, if any, and shall have an expiration date no later than the earlier of (a) one (1) year after its date of issuance or (b) fifteen (15) days prior to the last day of the Commitment Period.

     "Letter of Credit Commitment" shall mean the commitment of Agent (or a Fronting Bank), on behalf of the Banks, to issue Letters of Credit in an aggregate outstanding face amount of up to Fifteen Million Dollars ($15,000,000), during the Commitment Period, on the terms and conditions set forth in Section 2.1C hereof.

     "Letter of Credit Exposure" shall mean the sum of (a) the aggregate undrawn face amount of all issued and outstanding Letters of Credit, and (b) the aggregate of the draws made on Letters of Credit that have not been reimbursed by Borrower or converted to a Revolving Loan pursuant to Section 2.1C hereof.

     "Level I Acquisition" shall mean, with respect to an Acquisition made by any Company, that the aggregate Consideration paid in connection with such Acquisition is less than or equal to Five Million Dollars ($5,000,000).

     "Level I Acquisition Limit" shall mean Twenty Million Dollars
($20,000,000).

     "Level II Acquisition" shall mean, with respect to an Acquisition by any Company, that the aggregate Consideration paid in connection with such Acquisition is greater than Five Million Dollars ($5,000,000).

     "Level II Acquisition Limit" shall mean Twenty-Five Million Dollars ($25,000,000).

     "Leverage Ratio" shall mean, at any time, the ratio for the Companies of
(a) Total Funded Indebtedness (based upon the financial statements of the Companies for the most recently completed fiscal quarter) to (b) Consolidated Pro-Forma EBITDA (based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters).

     "LIBOR Loan" shall mean a Loan described in Section 2.1 hereof on which Borrower shall pay interest at a rate based upon the LIBOR Rate.

     "LIBOR Rate" shall mean, for any Interest Period with respect to a LIBOR Loan, the quotient (rounded upwards, if necessary, to the nearest one sixteenth of one percent (1/16th of 1%)) of: (a) the per annum rate of interest, determined by Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) as of approximately 11:00 A.M. (London time) two (2) Business Days prior to the beginning of such Interest Period pertaining to such LIBOR Loan, as provided by Telerate Service, Bloomberg's or Reuters (or any other similar company or service that provides rate quotations comparable to those currently provided by such companies) as the rate in the London interbank market for dollar deposits in immediately available funds with a maturity comparable to such Interest Period, divided by (b) a
                                                          ----------
number equal to 1.00 minus the Eurocurrency Reserve Percentage.  In the event
                     -----
that such rate quotation is not available for any reason, then the rate (for purposes of clause (a) hereof) shall be the rate, determined by Agent as of approximately 11:00 A.M. (London time) two (2) Business Days prior to the beginning of such Interest Period pertaining to such LIBOR Loan, to be the average (rounded upwards, if necessary, to the nearest one sixteenth of one percent (1/16th of 1%)) of the per annum rates at which dollar deposits in immediately available funds in an amount comparable to such LIBOR Loan and with a maturity comparable to such Interest Period are offered to the prime banks by leading banks in the London interbank market. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Percentage.

     "Lien" shall mean any mortgage, security interest, lien, charge, encumbrance on, pledge or deposit of, or conditional sale or other title retention agreement with respect to any property (real or personal) or asset.

     "Loan" or "Loans" shall mean the credit extended to Borrower by the Banks in accordance with Section 2.1A or B hereof.

     "Loan Agreement Agent" shall mean KeyBank National Association (and its successors and assigns) in its capacity as administrative agent under the Loan Agreement.

     "Loan Agreement" shall mean the Loan Agreement, dated as of April 3, 2000, among Borrower, Loan Agreement Agent and the Loan Agreement Banks, as the same may from time to time be amended, restated or otherwise modified.

     "Loan Agreement Banks" shall mean the Banks, as defined in the Loan Agreement, and each thereof.

     "Loan Documents" shall mean this Agreement, each of the Notes, each of the Guaranties of Payment, each Security Document, the Intercreditor Agreement, the Agent Fee Letter, the Bank Fee Letter, all documentation relating to each Letter of Credit and any other documents relating to any of the foregoing, as any of the foregoing may from time to time be amended, restated or otherwise modified or replaced.

     "Majority Banks" shall mean the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment Amount, or, if there is any borrowing hereunder, the holders of at least sixty-six and two-thirds percent (66-2/3%) of the aggregate amount at the time outstanding under the Notes (other than the Swing Line Notes).

     "Maximum Amount" shall mean, for each Bank, the amount set forth opposite such Bank's name under the column headed "Maximum Amount" as listed on Schedule
                                                                       --------
1 hereto.
-

     "Moody's" shall mean Moody's Investors Service, Inc., or any successor to such company.

     "Mortgage" shall mean a Mortgage, Deed of Trust or other instrument, in form and substance reasonably satisfactory to Agent, executed by a Company on or after the Closing Date, with respect to a Mortgaged Real Property, as the same may from time to time be amended, restated or otherwise modified.

     "Mortgaged Real Property" shall mean each of the parcels of real property as set forth on Schedule 2 hereto, or interests therein, owned or leased by a
                ----------
Pledgor, together with each other parcel of real property that shall become subject to a Mortgage on or after the Closing Date, in each case together with all of such Pledgor's right, title and interest in the improvements and buildings thereon and all appurtenances, easements or other rights belonging thereto.

     "Multiemployer Plan" shall mean a Pension Plan that is subject to the requirements of Subtitle E of Title IV of ERISA.

     "NCB Ship Mortgage" shall mean the First Preferred Fleet Mortgage dated as of July 14, 1997, executed by Original Borrower in favor of National City Bank and assumed by Oglebay Norton Marine Services Company, L.L.C., as amended and as the same may from time to time be further amended, restated or otherwise modified, with respect to the Wolverine and the David Z. Norton.

     "Negotiated Rate" shall mean a fixed rate of interest per annum quoted to Borrower by Agent based upon Agent's cost of funds, and agreed to by Borrower.

     "Net Earnings" shall mean, for any period, the net income (loss) for such period, determined in accordance with GAAP.

     "Note" shall mean any Revolving Credit Note, the Swing Line Note or any other note delivered pursuant to this Agreement.

     "Notice of Loan" shall mean a Notice of Loan in the form of the attached Exhibit C.
---------

     "Obligor" shall mean (a) a Person whose credit or any of whose property is pledged to the payment of the Debt and includes, without limitation, any Guarantor, and (b) any signatory to a Related Writing.

     "Original Borrower" shall have the meaning ascribed to such term in the recitals of this Agreement.

     "Original Credit Agreement" shall have the meaning ascribed to such term in the recitals of this Agreement.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or its successor.

     "Pension Plan" shall mean a Plan that is a "pension plan" (within the meaning of ERISA Section 3(2)).

     "Permitted Acquisitions" shall mean, collectively, (a) the acquisition by Global Stone Port Inland, Inc. of all of the partnership interests of Michigan Limestone, L.P., a Michigan limited partnership, (b) the acquisition of substantially all of the assets of Pete Lien & Sons, Inc.

by Oglebay Norton Industrial Sands, Inc., and (c) the acquisition of substantially all of the assets of Jebco Abrasives, Inc. by Oglebay Norton Industrial Sands, Inc.

     "Permitted Investment" shall mean any of the following:

          (a) direct obligations of or obligations guaranteed by the United States or the Canadian government;

          (b) obligations issued or guaranteed by an agency or instrumentality of the United States or obligations of the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal home Loan Banks or the Federal Farm Credit Bank;

          (c) bankers' acceptances drawn on and accepted by banks (which may include Agent or any Bank), and certificates of deposit or commercial paper of banks (which may include Agent or any Bank), with a combined capital and surplus aggregating at least One Hundred Million Dollars ($100,000,000) and, if such acceptances are drawn on, or such certificates of deposits or commercial paper are issued by any bank other than the Banks, the unsecured deposits or securities of such bank shall be, at the time of acquisition, rated within one (1) of the two (2) highest rating categories assigned by either Rating Agency;

          (d) interest-bearing demand or time deposits or certificates of deposit of a bank (which may include Agent or any Bank) or trust company continuously secured and collateralized by obligations of the type described in subpart (a) hereof, or by obligations of the type described in subpart (k) hereof, having a market value determined not less than daily equal at all times to at least the amount of such deposit or certificate, to the extent such deposit or certificate is not insured by the Federal Deposit Insurance Corporation or any successor thereto;

          (e) interest-bearing notes or commercial paper of any of the Banks, or interest-bearing notes or commercial paper rated within one of the three
     (3) highest rating categories assigned by either Rating Agency, issued by a bank or bank holding company which has a combined capital and surplus aggregating at least One Hundred Million Dollars ($100,000,000), or commercial paper rated within rating category A1+, A1, A2, P1 or P2, as assigned by the applicable Rating Agency, issued by any other entity;

          (f) repurchase agreements and investment agreements issued by banks (which may include the Agent or any Bank) with a combined capital and surplus aggregating at least One Hundred Million Dollars ($100,000,000) or by any other entity whose debt or unsecured securities are, at the time of acquisition, rated within one (1) of the two (2) highest rating categories assigned by either Rating Agency, or continuously secured and collateralized by obligations referred to in subparts (a) through (e) above or (g) through (j) below having a market value, determined not less frequently than daily, at least equal at the time of each such determination to the principal balance collectible pursuant thereto plus accrued interest thereon;

          (g) interest-bearing notes or investment agreements secured by a letter of credit issued by banks (which may include Agent or any Bank) with a combined capital and surplus aggregating at least One Hundred Million Dollars ($100,000,000), or by a surety issued by an insurance company, in each case (other than in the case of a letter of credit issued by a Bank) the unsecured securities or deposits of either of which are rated at the time of acquisition within one (1) of the two (2) highest rating categories assigned by either Rating Agency;

          (h) securities with a remaining term of maturity of, or which are payable at par upon demand by the holder thereof within ninety (90) days or less, the interest on which is exempt from federal income taxation, rated by either Rating Agency in its highest note or commercial paper rating category;

          (i) any other securities or obligations selected by Borrower and approved in writing by the Majority Banks;

          (j) shares redeemable on demand at par of, or an investment agreement with, an Investment Company (as defined in the Investment Company Act of 1940, as amended) which invests in, or collateralizes such investment agreement with, obligations of the type described as Permitted Investments in any other subpart of this definition; and

          (k) tax-free money market funds that invest principally in obligations rated in the highest rating category whether rated as short-term or long-term obligations by a Rating Agency.

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, institution, trust, estate, government or other agency or political subdivision thereof or any other entity.

     "Plan" shall mean an "employee benefit plan" (within the meaning of ERISA
Section 3(3)) that a Controlled Group member at any time sponsors, maintains, contributes to, has liability with respect to or has an obligation to contribute to such plan.

     "Pledge Agreement" shall mean a Pledge Agreement, in the form of the attached Exhibit I, executed and delivered to Agent, for the benefit of the
         ---------
Banks, by Borrower or a Pledgor, as appropriate, on or after the Closing Date, as the same may from time to time be amended, restated or otherwise modified.

     "Pledgor" shall mean each of the Companies set forth on Schedule 3 hereto
                                                             ----------
that have executed and delivered to Agent, for the benefit of the Banks, a (a) Guaranty of Payment, (b) Security Agreement, (c) Collateral Assignment and Security Agreement, if applicable, (d) Pledge Agreement, if applicable, (e) Mortgage, if applicable, and (f) Preferred Ship Mortgage, if applicable; and any other Person that shall execute and deliver any of the foregoing to Agent, for the benefit of the Banks, subsequent to the Closing Date.

     "Preferred Ship Mortgage" shall mean a Preferred Ship Mortgage, in form and substance satisfactory to Agent, executed by a Company on or after the Closing Date with respect to a Documented Vessel, as the same may from time to time be amended, restated or otherwise modified.

     "Prime Rate" shall mean the interest rate established from time to time by Agent as Agent's prime rate, whether or not such rate is publicly announced; the Prime Rate may not be the lowest interest rate charged by Agent for commercial or other extensions of credit. Each change in the Prime Rate shall be effective immediately from and after such change.

     "Prime Rate Loan" shall mean a Loan described in Section 2.1 hereof on which Borrower shall pay interest at a rate based upon the Derived Prime Rate.

     "Rating Agency" means Moody's or Standard & Poor's or the successor of either or, if both no longer exist and have no successors, then any other rating agency approved by the Majority Banks.

     "Real Property" shall mean any one of the parcels of real property, or interests therein, owned or leased by a Company (including, but not limited to, the Mortgaged Real Property) together with all improvements and buildings thereon and all appurtenances, easements or other rights belonging thereto.

     "Related Expenses" shall mean any and all costs, liabilities, and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorneys' fees, legal expenses, judgments, suits, and disbursements) incurred by, imposed upon, or asserted against, Agent, Collateral Agent or any Bank in any attempt by Agent or Collateral Agent (a) to obtain, preserve, perfect, or enforce any security interest evidenced by this Agreement or any Related Writing; (b) to obtain payment, performance, and observance of any and all of the Debt; (c) to maintain, insure, audit, collect, preserve, repossess, and dispose of any of the collateral securing the Debt or any thereof, including, without limitation, costs and expenses for appraisals, assessments, and audits of Borrower or any such collateral; or (d) incidental or related to
(a) through (c) above, including, without limitation, interest thereupon from the date incurred, imposed, or asserted until paid at the Default Rate.

     "Related Writing" shall mean each Loan Document and any other assignment, mortgage, security agreement, guaranty agreement, subordination agreement, financial statement, audit report or other writing furnished by Borrower, any Subsidiary or any Obligor, or any of their respective officers, to the Banks pursuant to or otherwise in connection with this Agreement.

     "Release" shall mean any release, spill, emission, leaking, pumping, pouring, emptying, disposing, injection, deposit, discharge, leaching, or migration into any media, whether soil, surface water, ground water, building interior or components, air or any combination of the foregoing, and the movement of any contamination through any media, and including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Substance.

     "Reportable Event" shall mean a reportable event as that term is defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of such Act.

     "Revolving Credit Commitment" shall mean the obligation hereunder, during the Commitment Period, of (a) each Bank to participate in the making of Revolving Loans up to the aggregate amount set forth opposite such Bank's name under the column headed "Revolving Credit Commitment Amount" as set forth on
Schedule 1 hereto (or such lesser amount as shall be determined pursuant to
----------
Section 2.5 hereof), (b) each Bank to participate in the issuance of Letters of Credit pursuant to the Letter of Credit Commitment and (c) Agent to make Swing Loans pursuant to the Swing Line Commitment.

     "Revolving Credit Exposure" shall mean, at any time, the sum of (a) the aggregate principal amount of all Revolving Loans outstanding, (b) the aggregate principal amount of all Swing Loans outstanding, and (c) the Letter of Credit Exposure.

     "Revolving Credit Note" shall mean any Revolving Credit Note executed and delivered pursuant to Section 2.1A hereof.

     "Revolving Loan" shall mean a Loan granted to Borrower by the Banks in accordance with Section 2.1A hereof.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Security Agreement" shall mean a Security Agreement, in the form of the attached Exhibit G, executed and delivered by a Company to Agent, for the
         ---------
benefit of the Banks, in connection with this Agreement, as the same may from time to time be amended, restated or otherwise modified.

     "Security Documents" shall mean each of the Security Agreements, each of the Pledge Agreements, each of the Mortgages, each of the Preferred Ship Mortgages, each of the Collateral Assignment and Security Agreements, each U.C.C. financing statement executed in connection herewith or securing any interest created in any of the foregoing documents, and any other documents relating to any of the foregoing, as any of the foregoing may from time to time be amended, restated or otherwise modified or replaced.

     "Standard & Poor's" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., or any successor to such company.

     "Subordinated", as applied to Indebtedness, shall mean that the Indebtedness has been subordinated (by written terms or written agreement being, in either case, in form and substance reasonably satisfactory to Agent) in favor of the prior payment in full of the Debt.

     "Subsidiary" of Borrower or any of its Subsidiaries shall mean (a) a corporation more than fifty percent (50%) of the Voting Power of which is owned, directly or indirectly, by Borrower or by one or more other subsidiaries of Borrower or by Borrower and one or more subsidiaries of Borrower, (b) a partnership or limited liability company of which Borrower, one or more other subsidiaries of Borrower or Borrower and one or more subsidiaries of Borrower, directly or indirectly, is a general partner or managing member, as the case may be, or otherwise has the power to direct the policies, management and affairs thereof, or (c) any other Person (other than a corporation) in which Borrower, one or more other subsidiaries of Borrower or Borrower and one or more subsidiaries of Borrower, directly or indirectly, has at least a majority ownership interest or the power to direct the policies, management and affairs thereof.

     "Swing Line" shall mean the credit facility established by Agent in accordance with Section 2.1B hereof.

     "Swing Line Commitment" shall mean the commitment of Agent to make Swing Loans to Borrower up to the maximum aggregate amount at any time outstanding of Twenty Million Dollars ($20,000,000) on the terms and conditions set forth in
Section 2.1B hereof.

     "Swing Line Note" shall mean the Swing Line Note executed and delivered pursuant to Section 2.1B hereof.

     "Swing Loan" shall mean a Loan granted to Borrower by Agent in accordance with Section 2.1B hereof.

     "Swing Loan Maturity Date" shall mean, with respect to any Swing Loan, the earlier of (a) thirty (30) days after the date such Swing Loan is made, or (b) the last day of the Commitment Period.

     "Total Commitment Amount" shall mean the principal amount of Two Hundred Thirty Two Million Dollars ($232,000,000) (or such lesser amount as shall be determined pursuant to Section 2.5 hereof).

     "Total Funded Indebtedness" shall mean all Funded Indebtedness.

     "Total Senior Funded Indebtedness" shall mean all Total Funded Indebtedness other than Subordinated Indebtedness.

     "Unmatured Event of Default" shall mean an event or condition that constitutes, or with the lapse of any applicable grace period or the giving of notice or both would constitute, an Event of Default and that has not been waived by the Majority Banks in writing.

     "Voting Power" shall mean, with respect to any Person, the exclusive ability to control, through the ownership of shares of capital stock, partnership interests, membership interests or otherwise, the election of members of the board of directors or other similar governing body of such Person, and the holding of a designated percentage of Voting Power of a Person means the ownership of shares of capital stock, partnership interests, membership interests or other interests of such Person sufficient to control exclusively the election of that percentage of the members of the board of directors or similar governing body of such Person.

     "Welfare Plan" shall mean a Plan that is a "welfare plan" within the meaning of ERISA Section 3 (l).

     "Wholly-Owned Subsidiary" shall mean, with respect to any Person, any corporation, limited liability company or other entity all of the securities or other ownership interest, of which having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     Any accounting term not specifically defined in this Article I shall have the meaning ascribed thereto by GAAP.

     The foregoing definitions shall be applicable to the singular and plurals of the foregoing defined terms.


                    ARTICLE II. AMOUNT AND TERMS OF CREDIT

     SECTION 2.1. AMOUNT AND NATURE OF CREDIT. Subject to the terms and conditions of this Agreement, each Bank will participate to the extent hereinafter provided in making Loans to Borrower, and issuing Letters of Credit at the request of Borrower, in such aggregate amount as Borrower shall request pursuant to the Commitment; provided, however, that in no event shall the aggregate principal amount of all Loans and Letters of Credit outstanding under this Agreement be in excess of the Total Commitment Amount.

     Each Bank, for itself and not one for any other, agrees to participate in Loans made and Letters of Credit issued hereunder during the Commitment Period on such basis that (a) immediately after the completion of any borrowing by Borrower or issuance of a Letter of Credit hereunder, the aggregate principal amount then outstanding on the Notes (other than the Swing Line Note) issued to such Bank, when combined with such Bank's pro rata share of the Letter of Credit Exposure, shall not be in excess of the Maximum Amount for such Bank, and (b) such aggregate principal amount outstanding on the Notes (other than the Swing Line Note) issued to such Bank shall represent that percentage of the aggregate principal amount then outstanding on all Notes (other than the Swing Line Note, but including the Notes held by such Bank) that is such Bank's Commitment Percentage.

     Each borrowing (other than Swing Loans) from the Banks hereunder shall be made pro rata according to the Banks' respective Commitment Percentages. The Loans may be made as Revolving Loans and Swing Loans, and Letters of Credit may be issued, as follows:

     A.   Revolving Loans.

     Subject to the terms and conditions of this Agreement, during the Commitment Period, the Banks shall make a Revolving Loan or Revolving Loans to Borrower in such amount or amounts as Borrower may from time to time request, but not exceeding in aggregate principal amount at any time outstanding hereunder the Total Commitment Amount, when such proposed Revolving Loans are combined with the Revolving Credit Exposure. Borrower shall have the option, subject to the terms and conditions set forth herein, to borrow Revolving Loans, maturing on the last day of the Commitment Period, by means of any combination of (a) Prime Rate Loans, or (b) LIBOR Loans.

     Borrower shall pay interest on the unpaid principal amount of Prime Rate Loans outstanding from time to time from the date thereof until paid at the Derived Prime Rate from time to time in effect. Interest on such Prime Rate Loans shall be payable, commencing June 30, 2000, and on the last day of each succeeding September, December, March and June thereafter and at the maturity thereof.

     Borrower shall pay interest on the unpaid principal amount of each LIBOR Loan outstanding from time to time, from the date thereof until paid, at the Derived LIBOR Rate, fixed in advance for each Interest Period (but subject to changes in the Applicable Margin) as herein provided for each such Interest Period. Interest on such LIBOR Loans shall be payable on each Interest Adjustment Date with respect to an Interest Period (provided that if an Interest Period exceeds three (3) months, the interest must be paid every three (3) months, commencing three (3) months from the beginning of such Interest Period).

     At the request of Borrower to Agent, subject to the notice and other provisions of Section 2.2 hereof, the Banks shall convert Prime Rate Loans to LIBOR Loans at any time and shall convert LIBOR Loans to Prime Rate Loans on any Interest Adjustment Date.

     The obligation of Borrower to repay the Prime Rate Loans and LIBOR Loans made by each Bank and to pay interest thereon shall be evidenced by a Revolving Credit Note of Borrower in the form of Exhibit A hereto, payable to the order of
                                       ---------
such Bank in the principal amount of its Revolving Credit Commitment, or, if less, the aggregate unpaid principal amount of Revolving Loans made hereunder by such Bank. Subject to the provisions of this Agreement, Borrower shall be entitled under this Section 2.1A to borrow funds, repay the same in whole or in part and re-borrow hereunder at any time and from time to time during the Commitment Period.

     B.   Swing Loans.

     Subject to the terms and conditions of this Agreement, during the Commitment Period, Agent shall make a Swing Loan or Swing Loans to Borrower in such amount or amounts as Borrower may from time to time request; provided, that Agent shall not make any Swing Loan under the Swing Line if, after giving effect thereto, (a) the Revolving Credit Exposure would exceed the Total Commitment Amount, or (b) the aggregate outstanding principal amount of all Swing Loans would exceed the Swing Line Commitment. Each Swing Loan shall be due and payable on the Swing Loan Maturity Date applicable thereto.

     Borrower shall pay interest, for the sole benefit of Agent, on the unpaid principal amount of each Swing Loan outstanding from time to time from the date thereof until paid at a rate equal to the Negotiated Rate applicable to such Swing Loan. Interest on each Swing Loan shall be payable on the Swing Loan Maturity Date applicable thereto. Each Swing Loan shall bear interest for a minimum of one (1) day.

     The obligation of Borrower to repay the Swing Loans and to pay interest thereon shall be evidenced by a Swing Line Note of Borrower substantially in the form of Exhibit B hereto, dated the Closing Date, and payable to the order of
        ---------
Agent in the principal amount of the Swing Loan Commitment, or, if less, the aggregate unpaid principal amount of Swing Loans made hereunder by Agent. Subject to the provisions of this Agreement, Borrower shall be entitled under this Section 2.1B to borrow funds, repay the same in whole or in part and reborrow hereunder at any time and from time to time during the Commitment Period.

     On any day when a Swing Loan is outstanding (whether before or after the maturity thereof), Agent shall have the right to request that each Bank purchase a participation in such Swing Loan, and Agent shall promptly notify each Bank thereof (by facsimile or telephone, confirmed in writing). Upon such notice, but without further action, Agent hereby agrees to grant to each Bank, and each Bank hereby agrees to acquire from Agent, an undivided participation interest in such Swing Loan in an amount equal to such Bank's Commitment Percentage of the aggregate principal amount of such Swing Loan. In consideration and in furtherance of the foregoing, each Bank hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to Agent, for its sole account, such Bank's ratable share of such Swing Loan (determined in accordance with such Bank's Commitment Percentage). Each Bank acknowledges and agrees that its obligation to acquire participations in Swing Loans pursuant to this Section 2.1B is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of an Unmatured Event of Default or an Event of Default, and that each such payment shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not such Bank's Revolving Credit Commitment shall have been reduced or terminated. Each Bank shall comply with its obligation under this Section 2.1B by wire transfer of immediately available funds, in the same manner as provided in Section 2.2(b) with respect to Revolving Loans to be made by such Bank.

     If Agent elects, by giving notice to Borrower and the Banks, Borrower agrees that Agent shall have the right, in its sole discretion, to request that any Swing Loan be refinanced as a

Revolving Loan. Such Revolving Loan shall be a Prime Rate Loan unless and until converted by Borrower to a LIBOR Loan pursuant to Section 2.1A hereof. Upon receipt of such notice by Borrower, Borrower shall be deemed on such day to have requested a Revolving Loan in the principal amount of the Swing Loan in accordance with Sections 2.1A and 2.2 hereof. Each Bank agrees to make a Revolving Loan on the date of such notice, subject to no conditions precedent whatsoever. Each Bank acknowledges and agrees that its obligation to make a Revolving Loan pursuant to Section 2.1A hereof when required by this Section 2.1B is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of an Unmatured Event of Default or Event of Default, and that its payment to Agent, for the account of Agent, of the proceeds of such Revolving Loan shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not such Bank's Revolving Credit Commitment shall have been reduced or terminated (but excluding any Bank whose entire Commitment has been assigned and assumed pursuant to Section 10.10 hereof). Borrower irrevocably authorizes and instructs Agent to apply the proceeds of any borrowing pursuant to this paragraph to repay in full such Swing Loan.

     C.   Letters of Credit.

     Subject to the terms and conditions of this Agreement, during the Commitment Period, Agent (or such other Bank as shall agree to be the Fronting
Bank) shall, in its own name, but only as agent for the Banks, issue such Letters of Credit for the account of Borrower or any Pledgor, as Borrower may from time to time request. Borrower shall not request any Letter of Credit (and neither Agent nor any Fronting Bank shall be obligated to issue any Letter of Credit) if, after giving effect thereto, (a) the Letter of Credit Exposure would exceed the Letter of Credit Commitment, or (b) the Revolving Credit Exposure would exceed the Total Commitment Amount. The issuance of each Letter of Credit shall confer upon each Bank the benefits and liabilities of a participation consisting of an undivided pro rata interest in the Letter of Credit to the extent of such Bank's Commitment Percentage.

     Each request for a Letter of Credit shall be delivered to Agent (and the Fronting Bank, if the Fronting Bank is a Bank other than Agent) not later than 11:00 A.M. (Cleveland, Ohio time) three (3) Business Days prior to the day upon which the Letter of Credit is to be issued. Each such request shall be in a form acceptable to Agent (and the Fronting Bank, if the Fronting Bank is a Bank other than Agent) and specify the face amount thereof, whether such Letter of Credit is a commercial documentary or a standby letter of credit, the account party, the beneficiary, the intended date of issuance, the expiry date thereof, and the nature of the transaction to be supported thereby. Concurrently with each such request, Borrower, and any Pledgor for whose benefit the Letter of Credit is to be issued, shall execute and deliver to Agent (or the Fronting Bank, if the Fronting Bank is a Bank other than Agent) an appropriate application and agreement, being in the standard form of the Fronting Bank for such letters of credit, as amended to conform to the provisions of this Agreement if required by Agent. Agent shall give each Bank notice of each such request for a Letter of Credit.

     In respect of each Letter of Credit and the drafts thereunder, if any, whether issued for the account of Borrower or a Pledgor, Borrower agrees (a) to pay to Agent, for the pro rata benefit of the Banks, a non-refundable commission based upon the face amount of the Letter of Credit, which shall be paid quarterly in arrears, at a rate per annum equal to (i) the then current Applicable Margin for LIBOR Loans (i.e. the Applicable Margin for LIBOR Loans in effect on the date such Letter of Credit is issued and, as to each quarterly payment thereafter, the Applicable Margin for LIBOR Loans in effect on the date of such quarterly payment), times (ii) the face amount of the Letter of Credit;
(b) to pay to the Fronting Bank, for its sole account, an additional Letter of Credit fee, which shall be paid on the date that such Letter of Credit is issued at the rate of one-eighth percent (1/8 of 1%) of the face amount of such Letter of Credit; and (c) to pay to the Fronting Bank, for its sole account, such other issuance, amendment, negotiation, draw, acceptance, telex, courier, postage and similar transactional fees as are generally charged by the Fronting Bank.

     Whenever a Letter of Credit is drawn, Borrower shall immediately reimburse the Fronting Bank for the amount drawn. In the event that the amount drawn is not reimbursed by Borrower within one (1) Business Day of the drawing of such Letter of Credit, at the option of Agent (and the Fronting Bank, if the Fronting Bank is a Bank other than Agent), Borrower shall be deemed to have requested a Revolving Loan, subject to the provisions of Section 2.1A hereof, in the amount drawn. Such Revolving Loan shall be evidenced by the Revolving Credit Notes. Each Bank agrees to make a Revolving Loan on the date of such notice, subject to no conditions precedent whatsoever. Each Bank acknowledges and agrees that its obligation to make a Revolving Loan pursuant to Section 2.1A hereof when required by this Section 2.1C is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of an Unmatured Event of Default or Event of Default, and that its payment to Agent, for the account of Agent, of the proceeds of such Revolving Loan shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not such Bank's Revolving Credit Commitment shall have been reduced or terminated (but excluding any Bank whose entire Commitment has been assigned and assumed pursuant to
Section 10.10 hereof). Borrower irrevocably authorizes and instructs Agent to apply the proceeds of any borrowing pursuant to this paragraph to reimburse, in full, the Fronting Bank for the amount drawn on such Letter of Credit. Each such Revolving Loan shall be deemed to be a Prime Rate Loan unless otherwise requested by and available to Borrower hereunder. Each Bank is hereby authorized to record on its records relating to its Revolving Credit Note such Bank's pro rata share of the amounts paid and not reimbursed on the Letters of Credit.

     SECTION 2.2. CONDITIONS TO LOANS AND LETTERS OF CREDIT. The obligation of the Banks to make a Loan, convert a LIBOR Loan or Prime Rate Loan or continue a LIBOR Loan and of Agent (or the Fronting Bank) to issue any Letter of Credit or to make a Swing Loan hereunder is conditioned, in the case of each borrowing, conversion, continuation or issuance hereunder, upon:

     (a) all conditions precedent as listed in Article IV hereof shall have been satisfied;

     (b) with respect to Prime Rate Loans, receipt by Agent of a Notice of Loan, such notice to be received by 11:00 A.M. (Cleveland, Ohio time) on the proposed date of borrowing or conversion, and, with respect to LIBOR Loans, by 11:00 A.M. (Cleveland, Ohio time) three (3) Business Days prior to the proposed date of borrowing, conversion or continuation. Agent shall notify each Bank of the date, amount and initial Interest Period (if applicable) promptly upon the receipt of such notice, and, in any event, by 2:00 P.M. (Cleveland, Ohio time) on the date such notice is received. On the date such Loan is to be made, each Bank shall provide Agent, not later than 3:00 P.M. (Cleveland, Ohio time), with the amount in federal or other immediately available funds, required of it;

     (c) with respect to Swing Loans, receipt by Agent of a Notice of Loan, such notice to be received by 11:00 A.M. (Cleveland, Ohio time) on the proposed date of borrowing;

     (d) with respect to Letters of Credit, satisfaction of the notice provisions set forth in Section 2.1C hereof;

     (e) Borrower's request for (i) a Prime Rate Loan shall be in an amount of not less than Five Million Dollars ($5,000,000), increased by increments of One Hundred Thousand Dollars ($100,000), (ii) a LIBOR Loan shall be in an amount of not less than Five Million Dollars ($5,000,000), increased by increments of One Million Dollars ($1,000,000), and (iii) a Swing Loan shall be in the amount of not less than Two Hundred Fifty Thousand Dollars ($250,000), increased by increments of Twenty-Five Thousand Dollars ($25,000);

     (f) the fact that no Unmatured Event of Default or Event of Default shall then exist or immediately after the making, conversion or continuation of the Loan or issuance of the Letter of Credit would exist; and

     (g) the fact that each of the representations and warranties contained in
Article VI hereof shall be true and correct with the same force and effect as if made on and as of the date of the making, conversion, or continuation of such Loan, or the issuance of the Letter of Credit, except to the extent that any thereof expressly relate to an earlier date.

     At no time shall Borrower request that LIBOR Loans be outstanding for more than ten (10) different Interest Periods at any time.

     Each request by Borrower for the making of a Loan, conversion of a LIBOR Loan or Prime Rate Loan or continuation of a LIBOR Loan, or for the issuance of a Letter of Credit hereunder, shall be deemed to be a representation and warranty by Borrower as of the date of such request as to the facts specified in
(f) and (g) above.

     Each request for a LIBOR Loan shall be irrevocable and binding on Borrower and Borrower shall indemnify Agent and the Banks against any loss or expense incurred by Agent or the Banks as a result of any failure by Borrower to consummate such transaction including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of liquidation or re-employment of deposits or other funds acquired by the Banks to fund such LIBOR Loan. A certificate as to the amount of such loss or expense submitted by the Banks to Borrower shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.3. PAYMENT ON NOTES, ETC. All payments of principal, interest and commitment and other fees shall be made to Agent in immediately available funds for the account of the Banks (except for any payment received with respect to any Swing Loan, which shall be for the account of Agent), and Agent, within one (1) Business Day, shall distribute to each Bank its ratable share of the amount of principal, interest, and commitment and other fees received by it for the account of such Bank. Each Bank shall record (a) any principal, interest or other payment, and (b) the principal amount of the Prime Rate Loans and LIBOR Loans and all prepayments thereof and the applicable dates with respect thereto, by such method as such Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under each Note. The aggregate unpaid amount of Loans set forth on the records of Agent shall be rebuttably presumptive evidence of the principal and interest owing and unpaid on each Note. Whenever any payment to be made hereunder, including, without limitation, any payment to be made on any Note, shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in each case be included in the computation of the interest payable on such Note; provided, however, that, with respect to any LIBOR Loan, if the next succeeding Business Day falls in the succeeding calendar month, such payment shall be made on the preceding Business Day and the relevant Interest Period shall be adjusted accordingly.

     SECTION 2.4. PREPAYMENT. Borrower shall have the right at any time or from time to time to prepay, on a pro rata basis for all of the Banks, all or any part of the principal amount of the Notes then outstanding, as designated by Borrower, plus interest accrued on the amount so prepaid to the date of such prepayment. Borrower shall give Agent notice of prepayment of any Prime Rate Loan by not later than 11:00 A.M. (Cleveland, Ohio time) on the Business Day such prepayment is to be made and written notice of the prepayment of any LIBOR Loan not later than 1:00 P.M. (Cleveland, Ohio time) three (3) Business Days before the Business Day on which such prepayment is to be made. Prepayments of Prime Rate Loans shall be without any premium or penalty.

     In any case of prepayment of a LIBOR Loan, Borrower agrees that if the reinvestment rate, as quoted by the money desk of Agent ("Reinvestment Rate"), shall be lower than the LIBOR Rate applicable to the LIBOR Loan that is intended to be prepaid (hereinafter, "Last LIBOR"), then Borrower shall, upon written notice by Agent, promptly pay to Agent, for the benefit of the Banks, in immediately available funds, a prepayment fee equal to the product of (a) a rate (the "Prepayment Rate") that shall be equal to the difference between the Last LIBOR and the Reinvestment Rate, times (b) the principal amount of the LIBOR Loan that is to be prepaid, times (c) (i) the number of days remaining in the Interest Period of the LIBOR Loan that is to be prepaid divided by (ii) three hundred sixty (360). In addition, Borrower shall immediately pay directly to Agent, for the account of the Banks, the amount of any additional costs or expenses

(including, without limitation, cost of telex, wires, or cables) incurred by Agent or the Banks in connection with the prepayment, upon Borrower's receipt of a written statement from Agent. Each prepayment of a LIBOR Loan shall be in the aggregate principal sum of not less than Five Million Dollars ($5,000,000), except in the case of a mandatory prepayment pursuant to Section 2.7 or Article III hereof.

     In the case of prepayment of any Swing Loan, Borrower agrees to pay a prepayment fee equal to the present value (discounted at the Discount Rate, as hereinafter defined), of (a) the amount, if any, by which (i) the interest rate on such Swing Loan exceeds (ii) the interest rate (as of the date of prepayment) on United States Treasury obligations in a like amount as the Swing Loan being prepaid, and with a maturity approximately equal to the number of days between the prepayment date and the due date for such Swing Loan, multiplied by (b) the amount of such Swing Loan being prepaid, multiplied by (c) (i) the number of days between the prepayment date and the due date for such Swing Loan divided by
(ii) three hundred sixty (360). As used herein, "Discount Rate" means a rate equal to the interest rate (as of the date of prepayment) on United States Treasury obligations in a like amount as the Swing Loan being prepaid and with a maturity approximately equal to the number of days between the prepayment date and the date that such Swing Loan was due.

     SECTION 2.5.  COMMITMENT AND OTHER FEES; REDUCTION OF COMMITMENT.

     (a) Borrower shall pay to Agent, for the ratable account of the Banks, as a consideration for the Commitment hereunder, a commitment fee from the Closing Date to and including the last day of the Commitment Period, payable quarterly, equal to (i) the Applicable Commitment Fee Rate in effect on the payment date, times (ii) (A) the Total Commitment Amount, less (B) the average daily Revolving Credit Exposure during such quarter. The commitment fee shall be payable, in arrears, on June 30, 2000, and on the last day of each September, December, March and June thereafter, and on the last day of the Commitment Period.

     (b) Borrower shall pay to Agent, for its sole benefit, all fees as set forth in the Agent Fee Letter.

     (c) Borrower may at any time or from time to time permanently reduce in whole or ratably in part the Commitment of the Banks hereunder to an amount not less than the then existing Revolving Credit Exposure, by giving Agent not fewer than three (3) Business Days' written notice of such reduction, provided that any such partial reduction shall be in an aggregate amount for all of the Banks of not less than Five Million Dollars ($5,000,000), increased by increments of One Million Dollars ($1,000,000). Any reduction in the Total Commitment Amount shall be on a pro rata basis in accordance with the respective Commitment Percentages of the Banks. Agent shall promptly notify each Bank of the date of each such reduction and such Bank's proportionate share thereof. After each such reduction, the commitment fees payable hereunder shall be calculated upon the Total Commitment Amount as so reduced. If Borrower reduces in whole the Commitment, on the effective date of such reduction (Borrower having prepaid in full the unpaid principal balance, if any, of the Notes, together with all interest and commitment and other fees accrued and unpaid, and provided that no issued and outstanding Letters of Credit shall exist), all of the Notes shall be delivered to Agent marked "Canceled" and Agent shall redeliver such Notes to Borrower. Any partial reduction in the Commitment shall be effective during the remainder of the Commitment Period, and, if the entire Commitment is terminated, then the Commitment Period shall be deemed to have ended on the date of such termination.

     SECTION 2.6. COMPUTATION OF INTEREST AND FEES; DEFAULT RATE. Interest on Loans, Related Expenses and commitment and other fees and charges hereunder shall be computed on the basis of a year having three hundred sixty (360) days and calculated for the actual number of days elapsed. Anything herein to the contrary notwithstanding, if an Event of Default shall occur hereunder, (a) the principal of each Note (and the unpaid interest thereon after acceleration of the Debt pursuant to Article VIII hereof) shall bear interest, until paid, at the Default Rate; and (b) the fee for the aggregate undrawn face amount of all issued and outstanding Letters of Credit shall be increased to two percent (2%) in excess of the then applicable fee from time to time in effect pursuant to
Section 2.1C hereof. In no event shall the rate of interest hereunder exceed the maximum rate allowable by law.

     SECTION 2.7. MANDATORY PAYMENT. If the Revolving Credit Exposure at any time exceeds the Total Commitment Amount, Borrower shall, as promptly as practicable, but in no event later than the next Business Day, prepay an aggregate principal amount of the Loans sufficient to bring the aggregate outstanding principal amount of all Loans and the aggregate undrawn face amount of all issued and outstanding Letters of Credit within the Commitment. Any prepayment of a LIBOR Loan pursuant to this Section 2.7 shall be subject to the prepayment fees set forth in Section 2.4 hereof.

     SECTION 2.8. EXTENSION OF COMMITMENT. Contemporaneously with the delivery of the financial statements required pursuant to Section 5.3 (b) hereof, Borrower may deliver a written request that the Banks extend the maturity of the Commitment for an additional year. Each such extension shall require the unanimous written consent of all of the Banks and shall be upon such terms and conditions as may be agreed to by Agent, Borrower and the Banks. Borrower shall pay any attorneys' fees or other expenses of Agent in connection with the documentation of any such extension, as well as such other fees as may be agreed upon between Borrower and Agent and the Banks.

     SECTION 2.9. PARTIAL RELEASE OF MORTGAGED REAL PROPERTY. Borrower shall have the right at any time to request that Agent, on behalf of the Banks, release the Lien of Agent, for the benefit of the Banks, on any of the Mortgaged Real Property or any part thereof, under the following conditions:

     (a)  Borrower shall submit a written request to Agent no fewer than ten
(10) Business Days prior to the proposed date of release, describing the Mortgaged Real Property, or portion thereof, that Borrower is seeking to have released (the "Released Parcel") by legal description, with such request to state (i) the proposed sale price, if any, or any other available information regarding the fair market value of the Released Parcel, (ii) the current use of the Released Parcel, (iii) that such Released Parcel is no longer necessary to the operation of any Company's business and (iv) that the business of the Companies can continue to be operated profitably with the remainder of the Mortgaged Real Property;

     (b) the Companies agree to, and do in fact, substitute as security any and all property, if any, acquired in exchange for the Released Parcel or acquired with the proceeds received from the sale of such Released Parcel; and

     (c) Agent determines, in its reasonable discretion, that such release of the Released Parcel will not have a material adverse effect on the collateral securing the Debt or on any Company's ability to profitably conduct its business with the remainder of the Mortgaged Real Property. Upon the satisfaction of all of the foregoing, Agent, on behalf of the Banks, and Borrower shall execute such releases, agreements and other items as may be deemed necessary by Agent.


                 ARTICLE III.   ADDITIONAL PROVISIONS RELATING TO LIBOR
                       LOANS; INCREASED CAPITAL; TAXES.

     SECTION 3.1. RESERVES OR DEPOSIT REQUIREMENTS, ETC. If, at any time, any law, treaty or regulation (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the interpretation thereof by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority shall impose (whether or not having the force of law), modify or deem applicable any reserve and/or special deposit requirement (other than reserves included in the Eurocurrency Reserve Percentage, the effect of which is reflected in the interest rate(s) of the LIBOR Loan(s) in question) against assets held by, or deposits in or for the amount of any LIBOR Loan by, any Bank, and the result of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to such Bank of making or maintaining hereunder such LIBOR Loan or to reduce the amount of principal or interest received by such Bank with respect to such LIBOR Loan, then, upon demand by such Bank, Borrower shall pay to such Bank from time to time on Interest Adjustment Dates with respect to such LIBOR Loan, as additional consideration hereunder, additional amounts sufficient to fully compensate and indemnify such Bank for such increased cost or reduced amount, assuming (which assumption such Bank need not corroborate) such additional cost or reduced amount was allocable to such LIBOR Loan. A certificate as to the increased cost or reduced amount as a result of any event mentioned in this
Section 3.1, setting forth the calculations therefor, shall be promptly submitted by such Bank to Borrower and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof. Notwithstanding any other provision of this Agreement, after any such demand for compensation by any Bank, Borrower, upon at least three (3) Business Days' prior written notice to such Bank through Agent, may prepay any affected LIBOR Loan in full or convert such LIBOR Loan to a

Prime Rate Loan regardless of the Interest Period thereof. Any such prepayment or conversion shall be subject to the prepayment fees set forth in Section 2.4 hereof. Each Bank shall notify Borrower as promptly as practicable (with a copy thereof delivered to Agent) of the existence of any event that will likely require the payment by Borrower of any such additional amount under this Section.

     SECTION 3.2. TAX LAW, ETC. In the event that by reason of any law, regulation or requirement or in the interpretation thereof by an official authority, or the imposition of any requirement of any central bank whether or not having the force of law, any Bank shall, with respect to this Agreement or any transaction under this Agreement, be subjected to any tax, levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever (other than any tax imposed upon the total net income of such Bank) and if any such measures or any other similar measure shall result in an increase in the cost to such Bank of making or maintaining any LIBOR Loan or in a reduction in the amount of principal, interest or commitment fee receivable by such Bank in respect thereof, then such Bank shall promptly notify Borrower stating the reasons therefor. Borrower shall thereafter pay to such Bank, upon demand from time to time on Interest Adjustment Dates with respect to such LIBOR Loan, as additional consideration hereunder, such additional amounts as shall fully compensate such Bank for such increased cost or reduced amount. A certificate as to any such increased cost or reduced amount, setting forth the calculations therefor, shall be submitted by such Bank to Borrower and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof.

     If any Bank receives such additional consideration from Borrower pursuant to this Section 3.2, such Bank shall use reasonable efforts to obtain the benefits of any refund, deduction or credit for any taxes or other amounts on account of which such additional consideration has been paid and shall reimburse Borrower to the extent, but only to the extent, that such Bank shall receive a refund of such taxes or other amounts together with any interest thereon or an effective net reduction in taxes or other governmental charges (including any taxes imposed on or measured by the total net income of such Bank) of the United States or any state or subdivision thereof by virtue of any such deduction or credit, after first giving effect to all other deductions and credits otherwise available to such Bank. If, at the time any audit of such Bank's income tax return is completed, such Bank determines, based on such audit, that it was not entitled to the full amount of any refund reimbursed to Borrower as aforesaid or that its net income taxes are not reduced by a credit or deduction for the full amount of taxes reimbursed to Borrower as aforesaid, Borrower, upon demand of such Bank, shall promptly pay to such Bank the amount so refunded to which such Bank was not so entitled, or the amount by which the net income taxes of such Bank were not so reduced, as the case may be.

     Notwithstanding any other provision of this Agreement, after any such demand for compensation by any Bank, Borrower, upon at least three (3) Business Days' prior written notice to such Bank through Agent, may prepay any affected LIBOR Loan in full or convert such LIBOR Loan to a Prime Rate Loan regardless of the Interest Period of any thereof. Any such prepayment or conversion shall be subject to the prepayment fees set forth in Section 2.4 hereof.

     SECTION 3.3. EURODOLLAR DEPOSITS UNAVAILABLE OR INTEREST RATE UNASCERTAINABLE. In respect of any LIBOR Loan, in the event that Agent shall have determined that dollar deposits of the relevant amount for the relevant Interest Period for such LIBOR Loan are not available to Agent in the applicable eurodollar market or that, by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate applicable to such Interest Period, as the case may be, Agent shall promptly give notice of such determination to Borrower and (a) any notice of a new LIBOR Loan (or conversion of an existing Loan to a LIBOR Loan) previously given by Borrower and not yet borrowed (or converted, as the case may be) shall be deemed a notice to make a Prime Rate Loan, and (b) Borrower shall be obligated either to prepay, or to convert to a Prime Rate Loan, any outstanding LIBOR Loan on the last day of the then current Interest Period with respect thereto.

     SECTION 3.4.  INDEMNITY.  Without prejudice to any other provisions of this
Article III, Borrower hereby agrees to indemnify each Bank against any loss or expense that such Bank may sustain or incur as a consequence of any default by Borrower in payment when due of any amount hereunder in respect of any LIBOR Loan, including, but not limited to, any loss of profit, premium or penalty incurred by such Bank in respect of funds borrowed by it for the purpose of making or maintaining such LIBOR Loan, as determined by such Bank in the exercise of its sole but reasonable discretion. A certificate as to any such loss or expense shall be promptly submitted by such Bank to Borrower and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof.

     SECTION 3.5. CHANGES IN LAW RENDERING LIBOR LOANS UNLAWFUL. If at any time any new law, treaty or regulation, or any change in any existing law, treaty or regulation, or any interpretation thereof by any governmental or other regulatory authority charged with the administration thereof, shall make it unlawful for any Bank to fund any LIBOR Loan that it is committed to make hereunder with moneys obtained in the eurodollar market, the commitment of such Bank to fund such LIBOR Loan shall, upon the happening of such event forthwith be suspended for the duration of such illegality, and such Bank shall by written notice to Borrower and Agent declare that its commitment with respect to such LIBOR Loan has been so suspended and, if and when such illegality ceases to exist, such suspension shall cease and such Bank shall similarly notify Borrower and Agent. If any such change shall make it unlawful for any Bank to continue in effect the funding in the applicable eurodollar market of any LIBOR Loan previously made by it hereunder, such Bank shall, upon the happening of such event, notify Borrower, Agent and the other Banks thereof in writing stating the reasons therefor, and Borrower shall, on the earlier of (a) the last day of the then current Interest Period or (b) if required by such law, regulation or interpretation, on such date as shall be specified in such notice, either convert such LIBOR Loan to a Prime Rate Loan or prepay such LIBOR Loan to the Banks in full. Any such prepayment or conversion shall be subject to the prepayment fees described in Section 2.4 hereof.

     SECTION 3.6. FUNDING. Each Bank may, but shall not be required to, make LIBOR Loans hereunder with funds obtained outside the United States.

     SECTION 3.7. CAPITAL ADEQUACY. If any Bank shall have determined, after the Closing Date, that the adoption of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its lending office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital (or the capital of its holding company) as a consequence of its obligations hereunder to a level below that which such Bank (or its holding company) could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies or the policies of its holding company with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank (with a copy to Agent), Borrower shall pay to such Bank such additional amount or amounts as shall compensate such Bank (or its holding company) for such reduction. Each Bank shall designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. Failure on the part of any Bank to demand compensation for any reduction in return on capital with respect to any period shall not constitute a waiver of such Bank's rights to demand compensation for any reduction in return on capital in such period or in any other period. The protection of this Section shall be available to each Bank regardless of any possible contention of the invalidity or inapplicability of the law, regulation or other condition that shall have been imposed.


                       ARTICLE IV.  CONDITIONS PRECEDENT

     The obligation of the Banks to make the first Loan and of Agent (or the Fronting Bank) to issue the first Letter of Credit or make the first Swing Loan is subject to Borrower satisfying each of the following conditions:

     SECTION 4.1. NOTES. Borrower shall have executed and delivered to each Bank its Revolving Credit Note and shall have executed and delivered to Agent the Swing Line Note.

     SECTION 4.2. GUARANTIES OF PAYMENT OF DEBT. Each Pledgor shall have executed and delivered to Agent, for the benefit of the Banks, a Guaranty of Payment, in form and substance satisfactory to Agent.

     SECTION 4.3. INTERCREDITOR AGREEMENT. The Intercreditor Agreement shall have been executed by each party thereto and shall have been acknowledged and agreed to by Borrower and each Pledgor.

     SECTION 4.4. OFFICER'S CERTIFICATE, RESOLUTIONS, ORGANIZATIONAL DOCUMENTS. Pledgor shall have delivered to Agent an officer's certificate certifying the names of the officers of Borrower or such Pledgor authorized to sign the Loan Documents, together with the true signatures of such officers and certified copies of (a) the resolutions of the board of directors of Borrower and each Pledgor evidencing approval of the execution and delivery of the Loan Documents and the execution of other Related Writings to which Borrower or such Pledgor, as the case may be, is a party, and (b) the Articles (or Certificate) of Incorporation, and all amendments thereto, of Borrower and each Pledgor.

     SECTION 4.5. LEGAL OPINION. Borrower shall have delivered to Agent, for the benefit of Agent and the Banks, such opinions of counsel for Borrower and each Pledgor, in form and substance satisfactory to Agent and the Majority Banks, as Agent may deem necessary or appropriate.

     SECTION 4.6. GOOD STANDING CERTIFICATES. Borrower shall have delivered to Agent a good standing certificate for Borrower and each Pledgor, issued on or about the Closing Date by the Secretary of State in the state where Borrower or such Pledgor is incorporated and in each state in which Borrower or such Pledgor is qualified as a foreign corporation and conducts a material amount of business.

     SECTION 4.7. CLOSING AND LEGAL FEES; AGENT FEE LETTER. Borrower shall have (a) executed and delivered to Agent the Agent Fee Letter and paid to Agent, for its sole benefit, the fees described therein, (b) executed and delivered to the Banks the Bank Fee Letter and paid to each of the Banks the fees described therein, and (c) paid all legal fees and expenses of Agent in connection with the preparation and negotiation of the Loan Documents.

     SECTION 4.8. SECURITY DOCUMENTS. Agent shall have received (a) Pledge Agreements, executed by Borrower and each Pledgor, as appropriate, together with delivery of the share certificates referenced therein; (b) Security Agreements, executed by Borrower and each Pledgor; (c) with respect to each Documented Vessel, an appropriate amendment to each Preferred Ship Mortgage, in form and substance satisfactory to Agent; and (d) a Collateral Assignment and Security Agreement, executed by Borrower and each Pledgor, as deemed necessary or appropriate by Agent.

     SECTION 4.9. MORTGAGES. With respect to the Mortgaged Real Property, Borrower shall have delivered to Agent a Mortgage or, if appropriate, an amendment to each Mortgage, executed by Borrower or a Pledgor, as appropriate, each of which shall be in form and substance satisfactory to Agent.

     SECTION 4.10. LIEN SEARCHES. With respect to the property owned or leased by Borrower and each Pledgor, Borrower shall have caused to be delivered to Agent, for the benefit of the Banks, (a) U.C.C. financing statements satisfactory to Agent; (b) the results of U.C.C. lien searches, satisfactory to Agent and the Banks; (c) the results of federal and state tax lien and judicial lien searches, satisfactory to Agent and the Banks; and (d) U.C.C. termination statements reflecting termination of all financing statements previously filed by any party having a security interest in any part of the collateral or any other property securing the Debt and not permitted pursuant to
Section 5.9 hereof.

     SECTION 4.11. INDENTURE. Borrower shall have provided to Agent and the Banks a copy of the Indenture, together with any amendments or supplements thereto, certified by an officer of Borrower as being true and complete and Borrower shall have satisfied all of the conditions with respect to the Indenture set forth in Section 4.11 of the Loan Agreement.

     SECTION 4.12. INSURANCE CERTIFICATES. Borrower shall have delivered to Agent evidence of insurance on ACORD 27 form and otherwise satisfactory to Agent of adequate personal property and liability insurance of Borrower and each Pledgor, with Agent listed as mortgagee, loss payee and additional insured.

     SECTION 4.13.  LOAN AGREEMENT.  All conditions precedent as listed in
Article IV of the Loan Agreement shall have been satisfied.

     SECTION 4.14. NO MATERIAL ADVERSE CHANGE. No material adverse change, in the opinion of Agent, shall have occurred in the financial condition, operations or prospects of the Companies since September 30, 1999.

     SECTION 4.15. MISCELLANEOUS. Borrower shall have provided to Agent and the Banks such other items and shall have satisfied such other conditions as may be reasonably required by Agent or the Banks.

                             ARTICLE V. COVENANTS

     Borrower agrees that so long as the Commitment remains in effect and thereafter until all of the Debt shall have been paid in full, Borrower shall perform and observe, and shall cause each other Company to perform and observe, each of the following provisions:

     SECTION 5.1. INSURANCE. Each Company shall at all times maintain insurance upon its personal and real property in such form, written by such companies, in such amounts, for such period, and against such risks as may be acceptable to Agent, with provisions satisfactory to Agent, for payment of all losses thereunder to Agent, for the benefit of the Banks, and such Company as their interests may appear (loss payable endorsement in favor of Agent, for the benefit of the Banks), and, if required by Agent, Borrower shall deposit the policies with Agent. Any such policies of insurance shall provide for no fewer than thirty (30) days prior written notice of cancellation to Agent. Any sums received by Agent, for the benefit of the Banks, in payment of insurance losses, returns, or unearned premiums under the policies may, at the option of Agent, be applied upon any Debt whether or not the same is then due and payable, or may be delivered to Borrower for the purpose of replacing, repairing, or restoring the insured property;

provided, however, that any sums received by Agent which are less than the aggregate amount of Ten Million Dollars ($10,000,000) shall be paid to Borrower, if Borrower so requests, for the sole purpose of rebuilding, replacing or restoring the property which has been damaged or destroyed. Agent is hereby authorized to act as attorney-in-fact for Borrower in obtaining, adjusting, settling and canceling such insurance and indorsing any drafts. In the event of failure to provide such insurance as herein provided, Agent may, at its option, provide such insurance and Borrower shall pay to Agent, upon demand, the cost thereof. Should Borrower fail to pay such sum to Agent upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the Default Rate. Within ten (10) days of any Bank's written request, Borrower shall furnish to such Bank such information about a Company's insurance as such Bank may from time to time reasonably request, which information shall be prepared in form and detail satisfactory to such Bank and certified by a Financial Officer of such Company.

     SECTION 5.2. MONEY OBLIGATIONS. Each Company shall pay in full (a) prior in each case to the date when penalties would attach, all taxes, assessments and governmental charges and levies (except only those so long as and to the extent that the same shall be contested in good faith by appropriate and timely proceedings and for which adequate reserves have been established in accordance with GAAP) for which it may be or become liable or to which any or all of its properties may be or become subject; (b) all of its wage obligations to its employees in compliance with the Fair Labor Standards Act (29 U.S.C. 206-
207) or any comparable provisions; and (c) all of its other obligations calling for the payment of money (except only those so long as and to the extent that the same shall be contested in good faith and for which adequate reserves have been established in accordance with GAAP) before such payment becomes overdue.

     SECTION 5.3.   FINANCIAL STATEMENTS.  Borrower shall furnish to each
Bank:

     (a)  within forty-five (45) days after the end of each of the first three
(3) quarter-annual periods of each fiscal year of Borrower, balance sheets of Borrower as of the end of such period and statements of income (loss) and cash-flows for the quarter and fiscal year to date periods, all prepared on a Consolidated and consolidating basis, in accordance with GAAP, and in form and detail satisfactory to the Banks and certified by a Financial Officer of Borrower;

     (b) within ninety (90) days after the end of each fiscal year of Borrower, an annual audit report of Borrower for that year prepared on a Consolidated and consolidating basis, in accordance with GAAP, and in form and detail satisfactory to the Banks and certified by an independent public accountant satisfactory to Agent (Agent acknowledges that the independent public accountant being used by Borrower as of the Closing Date is satisfactory to Agent), which report shall include balance sheets and statements of income (loss), stockholders' equity and cash-flows for that period, together with a certificate by the accountant setting forth the Events of Default coming to its attention during the course of its audit or, if none, a statement to that effect;

     (c)  concurrently with the delivery of the financial statements in (a) and
(b) above, a Compliance Certificate together with calculations of the financial covenants set forth in Section 5.7 hereof;

     (d) with the delivery of the annual financial statements in (a) above, a copy of any management report, letter or similar writing furnished to the Companies by the accountants in respect of the Companies' systems, operations, financial condition or properties;

     (e) (i) within ninety (90) days after the end of each fiscal year of Borrower, annual pro-forma projections of Borrower and its Subsidiaries for the then current fiscal year, to be in form acceptable to Agent, and (ii) together with the delivery of the quarterly financial statements for the third quarter of each fiscal year, annual projections for the next two (2) succeeding fiscal years, to be in form acceptable to Agent;

     (f) within forty-five (45) days after the end of each fiscal quarter of Borrower, financial forecasts of Borrower and its Subsidiaries for the next fiscal quarter;

     (g) as soon as available, copies of all notices, reports, definitive proxy or other statements and other documents sent by Borrower to its shareholders, to the holders of any of its debentures or bonds or the trustee of any indenture securing the same or pursuant to which they are issued, or sent by Borrower (in final form) to any securities exchange or over the counter authority or system, or to the Securities and Exchange Commission or any similar federal agency having regulatory jurisdiction over the issuance of Borrower's securities; and

     (h) within ten (10) days of any Bank's written request, such other information about the financial condition, properties and operations of any Company as such Bank may from time to time reasonably request, which information shall be submitted in form and detail satisfactory to such Bank and certified by a Financial Officer of the Company or Companies in question.

     SECTION 5.4. FINANCIAL RECORDS. Each Company shall at all times maintain true and complete records and books of account, including, without limiting the generality of the foregoing, appropriate reserves for possible losses and liabilities, all in accordance with GAAP, and at all reasonable times (during normal business hours and upon notice to such Company) permit the Banks to examine that Company's books and records and to make excerpts therefrom and transcripts thereof.

     SECTION 5.5. FRANCHISES. Each Company shall preserve and maintain at all times its corporate existence and all material rights and franchises.

     SECTION 5.6. ERISA COMPLIANCE. No Company shall incur any material accumulated funding deficiency within the meaning of ERISA, or any material liability to the PBGC, established thereunder in connection with any Plan. Borrower shall furnish to the Banks (a) either in accordance with the time frame set forth in the applicable federal regulations or, if no such regulation is applicable, within thirty (30) days after any Company knows or has reason to know that any Reportable Event with respect to any Plan has occurred, a statement of the Financial Officer of such Company, setting forth details as to such Reportable Event and the action that such Company proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC if a copy of such notice is available to such Company, and (b) promptly after receipt thereof a copy of any notice such Company, or any member of the Controlled Group may receive from the PBGC or the Internal Revenue Service with respect to any Plan administered by such Company; provided, that this latter clause shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service. Borrower shall promptly notify the Banks of any material taxes assessed, proposed to be assessed or that Borrower has reason to believe may be assessed against a Company by the Internal Revenue Service with respect to any Plan. As used in this Section "material" means the measure of a matter of significance that shall be determined as being an amount equal to five percent (5%) of the Consolidated Net Worth of Borrower. As soon as practicable, and in any event within twenty (20) days, after any Company becomes aware that an ERISA Event has occurred, such Company shall provide Bank with notice of such ERISA Event with a certificate by a Financial Officer of such Company setting forth the details of the event and the action such Company or another Controlled Group member proposes to take with respect thereto. Borrower shall, at the request of Agent or any Bank, deliver or cause to be delivered to Agent or such Bank, as the case may be, true and correct copies of any documents relating to the Plan of any Company.

     SECTION 5.7.   FINANCIAL COVENANTS.

     (a) LEVERAGE RATIO. The Companies shall not suffer or permit at any time the Leverage Ratio to exceed (i) 4.75 to 1.00 on the Closing Date through December 30, 2000, (ii) 4.50 to 1.00 on December 31, 2000 through December 30, 2001, and (iii) 4.25 to 1.00 on December 31, 2001 and thereafter.

     (b) SENIOR DEBT RATIO. The Companies shall not suffer or permit at any time the ratio of Total Senior Funded Indebtedness to Consolidated Pro-Forma EBITDA to be greater than 3.50 to 1.00, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

     (c) INTEREST COVERAGE. The Companies shall not suffer or permit at any time the ratio of (i) Consolidated Pro-Forma Pre-Tax Earnings plus Consolidated Pro-Forma Interest Expense to (ii) Consolidated Pro-Forma Interest Expense to be less than 1.50 to 1.00, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

     (d) CASH-FLOW COVERAGE. The Companies shall not suffer or permit at any time the ratio of (i) Consolidated Pro-Forma Cash Flow to (ii) Consolidated Pro-Forma Fixed Charges to be less than 1.10 to 1.00, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

     (e) NET WORTH. The Companies shall not suffer or permit Consolidated Net Worth at any time, based upon the Consolidated financial statements of the Companies for the most recently completed fiscal quarter, to fall below the current minimum amount required, which current minimum amount required shall be an amount equal to (i) One Hundred Nineteen Million Eight Hundred Fifty-Seven Thousand Six Hundred Fifty Dollars ($119,857,650), plus (ii) sixty-five percent (65%) of the positive Consolidated Net Earnings of the Companies for the fiscal quarter ended March 31, 2000, on the Closing Date through June 29, 2000, with such current minimum amount required to be positively increased by the Increase Amount on June 30, 2000, and by an additional Increase Amount on the last day of each fiscal quarter thereafter. As used herein, the term "Increase Amount" shall mean an amount equal to (i) sixty-five percent (65%) of the positive Consolidated Net Earnings of the Companies for the fiscal quarter then ended, plus (ii) one hundred percent (100%) of the proceeds of any equity offering or any debt offering convertible to equity.

     (f) CONSOLIDATED PRO-FORMA EBITDA. The Companies shall not suffer or permit at any time Consolidated Pro-Forma EBITDA to be less than (i) Sixty-Six Million Dollars ($66,000,000) on the Closing Date through June 30, 2000, and
(ii) Seventy Million Dollars ($70,000,000) on July 1, 2000 and thereafter, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

     SECTION 5.8. BORROWING. No Company shall create, incur or have outstanding any obligation for borrowed money or any Indebtedness of any kind; provided, that this Section shall not apply to:

     (a) the Loans or any other Indebtedness incurred to Agent or the Banks under this Agreement;

     (b) Indebtedness incurred to Loan Agreement Agent or the Loan Agreement Banks under the Loan Agreement;

     (c) any loans or capital leases to a Company for the purchase or lease of assets, which loans or leases are secured by the assets being purchased or leased, so long as the aggregate principal amount of all such loans or leases does not exceed Twenty-Five Million Dollars ($25,000,000) at any time outstanding;

     (d)  the Indebtedness existing on the Closing Date as set forth in Schedule
                                                                        --------
5.8 hereto;
---

     (e)  Indebtedness under any Hedge Agreement acceptable to Agent;

     (f)  unsecured Subordinated Indebtedness;

     (g) the Indebtedness of Oglebay Norton Marine Services Company, L.L.C. existing on the Closing Date in connection with the NCB Ship Mortgage; or

     (h) loans to a Company from a Company so long as each such Company is Borrower or a Pledgor.

     SECTION 5.9. LIENS. No Company shall create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired; provided that this Section shall not apply to the following:

     (a) Liens incurred in connection with the Loan Agreement and subject to the Intercreditor Agreement;

     (b) Liens for taxes not yet due or that are being actively contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

     (c) other statutory Liens incidental to the conduct of its business or the ownership of its property and assets that (i) were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and (ii) do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

     (d) Liens on property or assets of a Subsidiary to secure obligations of such Subsidiary to Borrower or a Pledgor;

     (e)  Liens existing on the Closing Date as set forth in Schedule 5.9
                                                             ------------
hereto;

     (f)  Liens on fixed assets securing the loans or capital leases pursuant to
Section 5.8 (c) or (d) hereof, provided that such Lien only attaches to the property being acquired or leased;

     (g) any mortgage, security interest or Lien granted to Agent or Collateral Agent, for the benefit of the Banks, securing the Debt or any Hedge Agreement entered into with respect to the Debt;

     (h) easements, rights-of-way or other minor defects or irregularities in title the Real Property not interfering in any material respect with the use of such property in the business of any Company; or

     (i) Liens on fixed assets owned by a Company as a result of an Acquisition permitted pursuant to Section 5.13 hereof, so long as such Liens are released within ninety (90) days of such Acquisition (unless Borrower shall have obtained the prior written consent of Agent and the Majority Banks).

No Company shall enter into any contract or agreement (other than a capital lease or an agreement that creates a purchase money security interest) that would prohibit Agent or the Banks from acquiring a security interest, mortgage or other Lien on, or a collateral assignment of, any of the property or assets of a Company.

     SECTION 5.10. REGULATIONS U and X. No Company shall take any action that would result in any non-compliance of the Loans with Regulations U and X of the Board of Governors of the Federal Reserve System.

     SECTION 5.11. INVESTMENTS AND LOANS. No Company shall (a) create, acquire or hold any Subsidiary, (b) make or hold any investment in any stocks, bonds or securities of any kind, (c) be or become a party to any joint venture or other partnership without the prior written consent of Agent and the Majority Banks,
(d) make or keep outstanding any advance or loan to any Person, or (e) be or become a Guarantor of any kind, except guarantees only for Indebtedness of the Companies incurred or permitted pursuant to this Agreement; provided that this Section shall not apply to:

     (i) any endorsement of a check or other medium of payment for deposit or collection through normal banking channels or similar transaction in the normal course of business;

     (ii)  any Permitted Investment;

     (iii) the holding of Subsidiaries listed on Schedule 6.1 hereto;
                                                 ------------

     (iv) loans to a Company from a Company so long as each such Company is Borrower or a Pledgor; or

     (v) the creation or holding of a Subsidiary, so long as such Subsidiary becomes a Pledgor promptly after becoming a Subsidiary if required pursuant to
Section 5.21 hereof.

     SECTION 5.12. MERGER AND SALE OF ASSETS. No Company shall merge or consolidate with any other Person, or sell, lease or transfer or otherwise dispose of all or a substantial part of its assets to any Person, except that, if no Unmatured Event of Default or Event of Default shall then exist or immediately thereafter shall begin to exist:

     (a) any Subsidiary may merge with (i) Borrower (provided that Borrower shall be the continuing or surviving Person) or (ii) any one or more Pledgors, provided that either (A) the continuing or surviving Person shall be a Wholly-Owned Subsidiary that is a Pledgor, or (B) after giving effect to any merger pursuant to this sub-clause (ii), Borrower and/or one or more Wholly-Owned Subsidiaries that are Pledgors shall own not less than the same percentage of the outstanding Voting Power of the continuing or surviving Person as Borrower and/or one or more Wholly-Owned Subsidiaries (that are Pledgors) owned of the merged Subsidiary immediately prior to such merger;

     (b) any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to (i) Borrower, (ii) any Wholly-Owned Subsidiary that is a Pledgor, or (iii) any Pledgor, of which Borrower and/or one or more Wholly-Owned Subsidiaries, that are Pledgor, shall own not less than the same percentage of Voting Power as Borrower and/or one or more Wholly-Owned

Subsidiaries (that are Pledgors) then own of the Subsidiary making such sale, lease, transfer or other disposition;

     (c) any Company may engage in any such conduct in connection with an Acquisition permitted pursuant to Section 5.13 hereof so long as the resulting Person is either Borrower or a Pledgor;

     (d) any Company may (i) sell, lease or transfer inventory in the ordinary course of business, or (ii) dispose of obsolete or no longer useful equipment or other assets of such Company in the ordinary course of business so long as the aggregate amount of all such dispositions by all Companies does not exceed One Million Dollars ($1,000,000) during any fiscal year of Borrower; or

     (e) in addition to any assets permitted to be disposed of pursuant to subpart (d) above, Global Stone St. Clair, Inc. may sell all or substantially all of its assets or Global Stone Corporation may sell all of the outstanding stock of Global Stone St. Clair, Inc.

     SECTION 5.13. ACQUISITIONS. Without the prior written consent of Agent and the Majority Banks, no Company shall effect an Acquisition; provided, that, so long as no Unmatured Event of Default or Event of Default shall then exist or immediately thereafter shall begin to exist:

     (a)  Borrower or any Pledgor may effect an Acquisition so long as:

          (i) Borrower or such Pledgor is the surviving entity of the Acquisition (in the case of a merger, consolidation or other combination) or the Person to be acquired becomes a Pledgor promptly after such Acquisition (in the case of the acquisition of the stock (or other equity interest) of a Person) in accordance with Section 5.22 hereof;

          (ii) the Companies are in full compliance with the Loan Documents both prior to and subsequent to the transaction;

          (iii) Borrower provides to Agent and the Banks, at least ten (10) days prior to the consummation of such Acquisition, (A) written notice of such Acquisition, (B) historical financial statements of such Person, (C) a pro forma financial statement of the Companies, and (D) a certificate of a Financial Officer of Borrower showing pro forma compliance with Section 5.7 hereof, both before and after the proposed Acquisition; and

          (iv) the aggregate Consideration paid by the Companies with respect to (A) any Level I Acquisition, when added to all other Level I Acquisitions during any four (4) consecutive fiscal quarters, does not exceed the Level I Acquisition Limit, or (B) any Level II Acquisition, when added to all other Level II Acquisitions during any four (4) consecutive fiscal quarters, does not exceed the Level II Acquisition Limit.

     (b) Notwithstanding the limitations set forth in subpart (iv) of Section 5.13(a) above, any Company may effect the Permitted Acquisitions so long as the conditions set forth in subparts (i), (ii) and (iii) of such Section 5.13(a) are satisfied; provided, however, that the aggregate Consideration paid in connection with the Permitted Acquisitions shall be included in determining the Level II Acquisition Limit on the Closing Date and thereafter.

     SECTION 5.14.  NOTICE.

     (a) Borrower shall cause a Financial Officer of Borrower to promptly notify Agent whenever any Unmatured Event of Default or Event of Default may occur hereunder or any representation or warranty made in Article VI hereof or elsewhere in this Agreement or in any Related Writing may for any reason cease in any material respect to be true and complete.

     (b) Borrower shall provide notice to Agent contemporaneously with any notice provided to the Trustee (as defined in the Indenture) under the Indenture.

     SECTION 5.15. ENVIRONMENTAL COMPLIANCE. Each Company shall comply in all material respects with any and all Environmental Laws including, without limitation, (a) all Environmental Laws in jurisdictions in which any Company owns or operates a facility or site, arranges for disposal or treatment of any Hazardous Substance, solid waste or other wastes, accepts for transport any Hazardous Substances, solid waste or other wastes or holds any interest in real property or otherwise, and (b) all Environmental Laws relating to permits, licenses, approval, authorizations, consents and registrations required for such Company's operation. Borrower shall furnish to the Banks, promptly after receipt thereof, a copy of any notice any Company may receive from any governmental authority, private person or entity or otherwise that any material litigation or proceeding pertaining to any environmental, health or safety matter has been filed or is threatened against such Company, any real property in which such Company holds any interest or any past or present operation of such Company. No Company shall allow the Release or, to such Company's knowledge, disposal of any Hazardous Substance, solid waste or other wastes on, under, to or about any real property in which any Company holds any interest or performs any of its operations, in violation of any Environmental Law. As used in this Section, "litigation or proceeding" means any written demand, claim, notice, suit, suit in equity action, administrative action, investigation or inquiry whether brought by any governmental authority, private person or entity or otherwise. Borrower shall defend, indemnify and hold Agent and the Banks harmless against all costs, expenses, claims, damages, penalties and liabilities of every kind or nature whatsoever (including reasonable attorneys and environmental consultant fees) arising out of or resulting from the noncompliance of any Company with any Environmental Law.

     SECTION 5.16. AFFILIATE TRANSACTIONS. No Company shall, or shall permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of a Company on terms that are less favorable to such Company or such Subsidiary, as the case may be, than those that might be obtained at the time in a transaction with a non-Affiliate; provided, however, that the foregoing shall not prohibit the payment of customary and reasonable directors' fees to directors who are not employees of a Company or any Affiliate of a Company.

     SECTION 5.17.  USE OF PROCEEDS.   Borrower's use of the proceeds of the
Loans and Letters of Credit shall be for working capital and other general corporate purposes of Borrower and its Subsidiaries and for Acquisitions permitted pursuant to the terms of this Agreement.

     SECTION 5.18. CAPITAL EXPENDITURES. Borrower and its Subsidiaries shall not invest in Consolidated Capital Expenditures more than an aggregate amount equal to Forty-Five Million Dollars ($45,000,000) during each fiscal year of Borrower.

     SECTION 5.19.  CORPORATE NAMES.   No Company shall change its corporate
name, unless, in each case, Borrower shall provide Agent and each Bank with thirty (30) days prior written notice thereof; provided, however, that this Section shall not apply to the name change of Global Stone Port Inland, Inc. to Michigan Limestone Products, Inc., which name change shall occur within thirty
(30) days after the Closing Date.

     SECTION 5.20. CAPITAL DISTRIBUTIONS. No Company shall pay or commit themselves to pay any Capital Distributions at any time; provided, however, that:

     (a) any Company may pay or commit itself to pay a Capital Distribution at any time to Borrower or a Pledgor; and

     (b) Borrower may pay or commit itself to pay Capital Distributions in an amount not to exceed Ten Million Dollars ($10,000,000) during each fiscal year of Borrower, commencing with the fiscal year ending December 31, 2000.

     SECTION 5.21. RESTRICTED PAYMENTS. No Company shall (a) make any payment including, but not limited to, any prepayment, mandatory redemption or optional redemption of any kind, or (b) exercise any right of defeasance or covenant defeasance or similar right, with respect to any Subordinated Indebtedness, except that, if no Event of Default shall then exist or immediately thereafter shall begin to exist, Borrower may make regularly scheduled payments of interest with respect to any Subordinated Indebtedness.

     SECTION 5.22.  SUBSIDIARIES CREATED, ACQUIRED OR HELD SUBSEQUENT TO THE
CLOSING DATE.   Each Subsidiary or other affiliate of a Company created,
acquired or held subsequent to the Closing Date, shall (a) immediately become a Pledgor and shall deliver to Agent and the Banks such corporate governance and authorization documents and an opinion of counsel as may be deemed necessary or advisable by Agent; and (b) Borrower, or a Pledgor, as appropriate, shall deliver to Agent, for the benefit of the Banks, the share certificates, or other evidence of equity interest, pursuant to the terms of the Pledge Agreement; provided, however, that (i) a Foreign Subsidiary shall not be required to become a

Pledgor, (ii) no Company shall be required to pledge more than sixty-five (65%) of the outstanding shares of stock of any Foreign Subsidiary, and (iii) a Subsidiary shall not be required to become a Pledgor so long as (A) the total assets of such Subsidiary are less than the amount of Five Hundred Thousand Dollars ($500,000), and (B) the aggregate of the total assets of all such Subsidiaries with total asset values of less than Five Hundred Thousand Dollars ($500,000) does not exceed the aggregate amount of Three Million Dollars ($3,000,000). In the event that the total assets of any Subsidiary that is not a Pledgor are at any time equal to or greater than Five Hundred Thousand Dollars ($500,000), Borrower shall provide Agent and the Banks with prompt written notice of such asset value.

     SECTION 5.23. PROPERTY ACQUIRED OR HELD SUBSEQUENT TO CLOSING DATE. Borrower shall provide Agent with prompt written notice with respect to any Real Property or documented vessel acquired subsequent to the Closing Date or held by a Company with a fair market value in excess of One Million Dollars ($1,000,000), and with respect to such Real Property or documented vessel shall, at the request of Agent, provide, or cause such Company to provide, to Agent, for the benefit of the Banks, (a) a Mortgage or Preferred Ship Mortgage, as applicable, (b) such other information, documents or agreements as may be deemed necessary or advisable by Agent and the Banks in connection with such Mortgage or Preferred Ship Mortgage, as applicable, and (c) such corporate governance and authorization documents and an opinion of counsel as may be deemed necessary or advisable by Agent and the Banks.

     SECTION 5.24. OTHER COVENANTS. In the event that Borrower shall enter into any other contract or agreement for the borrowing of money in excess of the aggregate amount of Five Million Dollars ($5,000,000), wherein the covenants and agreements contained therein are more restrictive than the covenants set forth herein, then Borrower shall be bound hereunder by such covenants and agreements with the same force and effect as if such covenants and agreements were written herein.

     SECTION 5.25. GUARANTY OF SUBORDINATED INDEBTEDNESS. No Company shall be or become a Guarantor of the Subordinated Indebtedness under the Indenture or any Note (as defined in the Indenture) executed in connection therewith unless such Company is also a Pledgor hereunder.

     SECTION 5.26.  POST CLOSING MORTGAGED REAL PROPERTY COVENANTS.

     (a) (i) If, in the opinion of Agent, any title commitment provided by Borrower to Agent in connection with any Mortgaged Real Property discloses title conditions that Agent determines, in its reasonable discretion, may materially impact the value of such Mortgaged Real Property or Agent's ability to realize (after an Event of Default) on such Mortgaged Real Property, or (ii) upon request of Agent after the occurrence of an Event of Default, Borrower shall provide to Agent with respect to such Mortgaged Real Property, or such thereof as Agent, in its reasonable discretion, may require, at Borrower's cost and expense, a Loan Policy of title insurance, ALTA 1970 Form B (amended 10/17/70 and 10/17/84) issued by Chicago Title Insurance Company (collectively, the "Loan Policies" and individually, a "Loan Policy") in an amount equal to the fair market value of such Mortgaged Real Property insuring each mortgage or deed of trust, as appropriate, to be a valid first priority lien on such Mortgaged Real Property, free and clear of all defects and encumbrances except such matters of record as are acceptable to Agent, in its reasonable discretion, with such endorsements and affirmative insurance as Agent, in its reasonable discretion, may require. If Agent shall require Borrower to deliver a Loan Policy of Title Insurance for any or all of the Mortgaged Real Property, Agent shall notify Borrower in writing of such requirement, the reason therefore, and the specific Mortgaged Real Property for which a Loan Policy of Title Insurance is being requested and Borrower shall, within thirty (30) days after receipt of such written notice, deliver the required Loan Policy or Loan Policies to Agent.

          (b) If, in the opinion of Agent, either (i) any information provided by Borrower with respect to any Mortgaged Real Property indicates or suggests the existence of an environmental condition or a potential environmental condition on such Mortgaged Real Property that requires further inquiry or study, or (ii) Borrower fails or is unable to provide any relevant environmental information regarding the environmental condition of any Mortgaged Real Property, Borrower shall provide to Agent with respect to each Mortgaged Real Property, or such thereof as Agent, in its reasonable discretion, may require, at Borrower's cost and expense, environmental reports or studies prepared by environmental engineering firms acceptable to Agent (the "Reports"), which Reports shall be in form and substance acceptable to Agent, in its sole discretion. If Agent shall require Borrower to deliver the Reports, Agent shall notify Borrower in writing of such requirement, the reason therefore, and the type of environmental report or study required, and Borrower shall, within sixty
(60) days after receipt of such notice, deliver the required Reports to Agent.

     (c) If Agent shall determine that there is any question or dispute regarding any boundary of any Mortgaged Real Property, or any part thereof, that may materially impact the value of such Mortgaged Real Property or Agent's ability to realize on such Mortgaged Real Property upon the occurrence of an Event of Default, then, within thirty (30) days after Borrower's receipt of a request from Agent, Borrower shall initiate such action as Borrower deems appropriate to cure the dispute (to Agent's reasonable satisfaction) and provide Agent with periodic updates (and as may be requested by Agent) as to the status of the disputed boundary.

     (d) If Agent shall determine that there is any question or dispute as to the zoning of any Mortgaged Real Property, or any part thereof, that may materially impact the value of such Mortgaged Real Property or Agent's ability to realize on such Mortgaged Real Property upon the occurrence of an Event of Default, then, within thirty (30) days after Borrower's receipt of a request from Agent, Borrower shall provide evidence satisfactory to Agent that Borrower has initiated and is diligently proceeding to comply with all building and zoning codes applicable to such Mortgaged Real Property, or such thereof as Agent may require; provided that in no event shall Borrower fail to be in compliance more than one hundred fifty (150) days after receipt of such request from Agent.

     SECTION 5.27. INTEREST RATE PROTECTION. Borrower shall maintain Interest Rate Protection at all times with respect to at least fifty percent (50%) of Borrower's Total Senior Funded Indebtedness, on terms and conditions satisfactory to Agent.


                 ARTICLE VI.  REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants that the statements set forth in this
Article VI are true, correct and complete.

     SECTION 6.1.   CORPORATE EXISTENCE; FOREIGN QUALIFICATION; SUBSIDIARIES.

     (a) Each Company is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation and is duly qualified and authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its property or its business activities makes such qualification necessary, except where the failure to so qualify will not cause or result in a material adverse effect on the business, operations or condition (financial or otherwise) of such Company.

     (b)  Schedule 6.1 hereto sets forth (i) the state of organization of
          ------------
Borrower, and (ii) each state or other jurisdiction in which Borrower is qualified to do business as a foreign corporation.

     (c)  Schedule 6.1 hereto sets forth (i) each Subsidiary of Borrower and
          ------------
each Subsidiary of each Company, (ii) such Subsidiary's state of incorporation,
(iii) each state or other jurisdiction in which such Subsidiary is qualified to do business as a foreign corporation, and (iv) the direct or indirect ownership of Borrower in such Subsidiary.

     SECTION 6.2. CORPORATE AUTHORITY. Each Company has the right and power and is duly authorized and empowered to enter into, execute and deliver the Loan Documents to which it is a party and to perform and observe the provisions of the Loan Documents. The Loan Documents to which each Company is a party have been duly authorized and approved by such Company's Board of Directors and are the valid and binding obligations of such Company, enforceable against such Company in accordance with their respective terms. The execution, delivery and performance of the Loan Documents will not conflict with nor result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien (other than Liens permitted under Section 5.9 of this Agreement) upon any assets or property of any Company under the provisions of, such Company's Articles (or Certificate) of Incorporation, Bylaws, Regulations or any agreement.

     SECTION  6.3.  COMPLIANCE WITH LAWS.

     (a) Each Company holds permits, certificates, licenses, orders, registrations, franchises, authorizations, and other approvals from federal, state, local, and foreign governmental and regulatory bodies reasonably necessary for the conduct of its business and the use, operation and ownership of the Real Property and is in compliance in all material respects with all applicable laws relating thereto. Schedule 6.3 hereto sets forth each material
                                  ------------
permit, certificate, license, registration or authorization necessary for the conduct of each Company's business.

     (b) Each Company is in compliance in all material respects with all federal, state, local, or foreign applicable statutes, rules, regulations, and orders including, without limitation, those relating to environmental protection, occupational safety and health, and equal employment practices and the use, operation and ownership of the Real Property.

     (c) No Company is in violation of or in default in any material respect under any agreement to which it is a party or by which its assets are subject or bound.

     SECTION 6.4. LITIGATION AND ADMINISTRATIVE PROCEEDINGS. Except as disclosed on Schedule 6.4 hereto, there are (a) no lawsuits, actions,
             ------------
investigations, or other proceedings pending or threatened against Borrower or any of its Subsidiaries, or in respect of which Borrower or any of its Subsidiaries may have any liability, in any court or before any governmental authority, arbitration board, or other tribunal, (b) no orders, writs, injunctions, judgments, or decrees of any court or government agency or instrumentality to which any Company is a party or by which the property or assets of any Company are bound and (c) no grievances, disputes, or controversies outstanding with any union or other organization of the employees of any Company, or threats of work stoppage, strike, or pending demands for collective bargaining; which, as to subsections (a) through (c) above, if determined adversely would not have a material adverse effect on the business, property or operations (financial or otherwise) of any Company.

     SECTION 6.5.   LOCATION.  Schedule 6.5 hereto sets forth (i) the location
                               ------------
of the chief executive office and the principal place of business of each Company, (ii) each state or other location where each Company has places of business or maintains inventory, equipment or records concerning such Company's accounts, and (iii) each state or other location where each Company owns any real property.

     SECTION 6.6.   DOCUMENTED VESSELS.  Schedule 6.6 hereto sets forth each
                                         ------------
Documented Vessel owned by each Company.

     SECTION 6.7. TITLE TO ASSETS. Each Company has good title to and ownership of all property, including the Real Property, it purports to own or lease (including leases for or with respect to minerals and mineral rights), which property is free and clear of all Liens, except those permitted under
Section 5.9 hereto.

     SECTION 6.8. LIENS AND SECURITY INTERESTS. On and after the Closing Date, except for Liens permitted pursuant to Section 5.9 hereof, (a) there is no financing statement outstanding covering any personal property of any Company, other than a financing statement in favor of Agent, for the benefit of the Banks, or Collateral Agent; (b) there is no mortgage outstanding covering any Real Property of any Company, other than a mortgage in favor of Agent for the benefit of the Banks, or Collateral Agent; and (c) no real or personal property of any Company is subject to any security interest or Lien of any kind other than any security interest or Lien that may be granted to Agent for the benefit of the Banks, or Collateral Agent. No Company has entered into any contract or agreement that exists on or after the Closing Date that would prohibit Agent, Collateral Agent or the Banks from acquiring a security interest, mortgage or other Lien on, or a collateral assignment of, any of the property or assets of any Company.

     SECTION 6.9. TAX RETURNS. All federal, state and local tax returns and other reports required by law to be filed in respect of the income, business, properties and employees of each Company have been filed and all taxes, assessments, fees and other governmental charges which are due and payable have been paid, except as otherwise permitted herein or the failure to do so does not and will not cause or result in a material adverse effect on the business, operations or condition (financial or otherwise) of such Company. The provision for taxes on the books of each Company is adequate for all years not closed by applicable statutes and for the current fiscal year.

     SECTION 6.10. ENVIRONMENTAL LAWS. Each Company is in material compliance with any and all Environmental Laws including, without limitation, (a) all Environmental Laws in all jurisdictions in which any Company owns or operates, or has owned or operated, a facility or site, arranges for disposal or treatment of any Hazardous Substance, solid waste or other wastes, accepts or has accepted for transport any Hazardous Substance, solid waste or other wastes or holds or has held any interest in real property or otherwise, and (b) all Environmental Laws relating to permits, licenses, approvals, authorizations, consents and registrations required for such Company's operation. No litigation or proceeding arising under, relating to or in connection with any Environmental Law is pending or, to the best knowledge of each Company, threatened against any Company, any real property in which any Company holds or has held an interest or any past or present operation of any Company. To the best of Borrower's knowledge, no Release, threatened Release or disposal of any Hazardous Substance, solid waste or other wastes is occurring, or has occurred (other than those that are currently being cleaned up in accordance with Environmental
Laws), on, under or to any real property in which any Company holds any interest or performs any of its operations, in violation of any Environmental Law that would have a material adverse effect on the business, operations or condition (financial or otherwise) of the Companies taken as a whole. As used in this Section, "litigation or proceeding" means any written demand, claim, notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by any governmental authority, private person or entity or otherwise.

     SECTION 6.11. CONTINUED BUSINESS. To Borrower's knowledge, there exists no actual, pending or threatened termination, cancellation or limitation of, or any modification or change in the business relationship of any Company and any customer or supplier, or any group of customers or suppliers, whose purchases or supplies, individually or in the aggregate, are material to the business of any Company which would have a material adverse effect to the Companies taken as a whole, and there exists no present condition or state of facts or circumstances which would materially affect adversely any Company in any respect or prevent a Company from conducting such business or the transactions contemplated by this Agreement in substantially the same manner which it was theretofore conducted.

     SECTION 6.12. EMPLOYEE BENEFITS PLANS. Full payment has been made of all amounts which a Controlled Group member is required, under applicable law or under the governing documents, to have been paid as a contribution to or a benefit under each Plan. The liability of each Controlled Group member with respect to each Plan has been fully funded based upon reasonable and proper actuarial assumptions, has been fully insured, or has been fully reserved for on its financial statements. No changes have occurred or are expected to occur that would cause a material increase in the cost of providing benefits under the Plan. With respect to each Plan that is intended to be qualified under Code
Section 401(a): (a) the Plan and any associated trust operationally comply with the applicable requirements of Code Section 401(a), (b) the Plan and any associated trust have been amended to comply with all such requirements as currently in effect, other than those requirements for which a retroactive amendment can be made within the "remedial amendment period" available under Code Section 401(b) (as extended under Treasury Regulations and other Treasury pronouncements upon which taxpayers may rely), (c) the Plan and any associated trust have received a favorable determination letter from the Internal Revenue Service stating that the Plan qualifies under Code Section 401(a), that the associated trust qualifies under Code Section 501(a) and, if applicable, that any cash or deferred arrangement under the Plan qualifies under Code Section 401(k), unless the Plan was first adopted at a time for which the above-described "remedial amendment period" has not yet expired, (d) the Plan currently satisfies the requirements of Code Section 410(b), without regard to any retroactive amendment that may be made within the above-described "remedial amendment period", and (e) no contribution made to the Plan is subject to an excise tax under Code Section 4972. With respect to any Pension Plan, the "accumulated benefit obligation" of Controlled Group members with respect to the Pension Plan (as determined in accordance with Statement of Accounting Standards No. 87, "Employers' Accounting for Pensions") does not exceed the fair market value of Pension Plan assets, or if it does, it does not have a material adverse effect on the Companies taken as whole. Neither Borrower nor any Controlled Group member has had a complete or partial withdrawal from any Multiemployer Plan which has resulted in material liability to Borrower which has not been satisfied, and neither Borrower nor any Controlled Group member would become subject to any material liability under ERISA if Borrower or such Controlled Group member were to withdraw completely from all such Multiemployer Plans to which Borrower or any Controlled Member contributes or has an obligation to contribute.

     SECTION 6.13. CONSENTS OR APPROVALS. No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other Person is required to be obtained or completed by Borrower in connection with the execution, delivery or performance of any of the Loan Documents, that has not already been obtained or completed.

     SECTION 6.14. SOLVENCY. Borrower has received consideration that is the reasonable equivalent value of the obligations and liabilities that Borrower has incurred to the Banks. Borrower is not insolvent as defined in any applicable state or federal statute, nor will Borrower be rendered insolvent by the execution and delivery of the Loan Documents to Agent and the Banks. Borrower is not engaged or about to engage in any business or transaction for which the assets retained by it are or will be an unreasonably small amount of capital, taking into consideration the obligations to Agent and the Banks incurred hereunder. Borrower does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature.

     SECTION 6.15. FINANCIAL STATEMENTS. The Consolidated financial statements of Borrower for the fiscal year ended December 31, 1999 furnished to Agent and the Banks, are true and complete, have been prepared in accordance with GAAP, and fairly present the Companies' financial condition as of the dates of such financial statements and the results of their operations for the periods then ending. Since the dates of such statements, there has been no material adverse change in any Company's financial condition, properties or business nor any change in any Company's accounting procedures.

     SECTION 6.16. REGULATIONS. Borrower is not engaged principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States of America). Neither the granting of any Loan (or any conversion thereof) nor the use of the proceeds of any Loan will violate, or be inconsistent with, the provisions of Regulation U or X of said Board of Governors.

     SECTION 6.17.  MATERIAL AGREEMENTS.  Except as disclosed on Schedule 6.17
                                                                 -------------
hereto, no Company is a party to any (a) debt instrument; (b) lease (capital, operating or otherwise, including leases for Real Property and leases for or with respect to minerals and mineral rights), whether as lessee or lessor thereunder; (c) contract, commitment, agreement, or other arrangement involving the purchase or sale of any inventory by it, or the license of any right to or by it; (d) contract, commitment, agreement, or other arrangement with any of its "Affiliates" (as such term is defined in the Securities Exchange Act of 1934, as amended); (e) management or employment contract or contract for personal services with any of its Affiliates which is not otherwise terminable at will or on less than ninety
(90) days' notice without liability; (f) collective bargaining agreement; or (g) other contract, agreement, understanding, or arrangement which, as to subsections (a) through (g), above, if violated, breached, or terminated for any reason, would have or would be reasonably expected to have a material adverse effect on the business, operation or condition (financial or otherwise) of any Company.

     SECTION 6.18. INTELLECTUAL PROPERTY. Each Company owns, possesses, or has the right to use all of the patents, patent applications, trademarks, service marks, copyrights, licenses, and rights with respect to the foregoing necessary for the conduct of its business without any known conflict with the rights of others. Schedule 6.18 hereto sets forth all intellectual property
                   -------------
owned by the Companies, setting forth in detail a description of such intellectual property and the owner thereof.

     SECTION 6.19. INSURANCE. Each Company maintains with financially sound and reputable insurers insurance with coverage and limits as required by law and as is customary with persons engaged in the same businesses as the Companies.
Schedule 6.19 hereto sets forth all insurance carried by the Companies, setting
-------------
forth in detail the amount and type of such insurance.

     SECTION 6.20. ACCURATE AND COMPLETE STATEMENTS. Neither the Loan Documents nor any written statement made by any Company in connection with any of the Loan Documents contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or in the Loan Documents not misleading. After due inquiry by Borrower, there is no known fact which any Company has not disclosed to Agent and the Banks which has a material adverse effect on the business, operations or condition (financial or otherwise) of any Company.

     SECTION 6.21.  REAL PROPERTY.

     (a) To the knowledge of Borrower, there is no existing, proposed or contemplated plan, study, or effort by any governmental authority or other Person that in any way effects or would affect materially and adversely the continued authorization of the present or contemplated ownership, financing, construction, use or operation of any part of the Real Property or that could or will result in any tax or other charge being levied or assessed against, or in the creation of any Lien upon, any part of the Real Property.

     (b) No Real Property or any portion thereof is affected by any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God or other casualty (that is not covered by insurance) that has resulted in or would reasonably be likely to result in a material adverse effect on such Real Property.

     (c) No condemnation of any Real Property or any portion thereof is pending, nor, to the best of Borrower's knowledge is threatened, by any governmental authority or other Person, except for taking of streets, rights of way and other similar takings not having any material adverse effect on such Real Property.

     SECTION 6.22. INDENTURE. (a) No Event of Default (as defined in the Indenture) or Default (as defined in the Indenture) or event or condition that with the passage of time or the giving of notice or both would constitute a default or event or default under the Indenture exists, nor will any such Event of Default, Default, event of default or default exist immediately under the Indenture, or any agreement executed in connection therewith after the granting of any Loan; (b) no Company has "incurred" (as defined in the Indenture) any Designated Senior Indebtedness (as defined in the Indenture), other than the Debt or the Debt (as defined in the Loan Agreement); (c) all of the Debt constitutes Senior Indebtedness (as defined in the Indenture) and Designated Senior Indebtedness (as defined in the Indenture); and (d) no Company has "incurred" (as defined in the Indenture) either prior to or after the granting of any Loan, any Indebtedness (as defined in the Indenture) in violation of
Section 4.06 (Limitation on Additional Indebtedness) of the Indenture.

     SECTION 6.23. DEFAULTS. No Unmatured Event of Default or Event of Default exists hereunder, nor will any begin to exist immediately after the execution and delivery hereof.


                       ARTICLE VII.   EVENTS OF DEFAULT

     Each of the following shall constitute an Event of Default hereunder:

     SECTION 7.1. PAYMENTS. If (a) the principal of any Note shall not be paid in full punctually when due and payable, or (b) the interest on any Note or any commitment or other fee shall not be paid in full punctually when due and payable or within five (5) Business Days thereafter.

     SECTION 7.2. SPECIAL COVENANTS. If any Company or any Obligor shall fail or omit to perform and observe Sections 5.7, 5.12, 5.18, 5.20 or 5.21 hereof.

     SECTION 7.3. OTHER COVENANTS. If any Company or any Obligor shall fail or omit to perform and observe any agreement or other provision (other than those referred to in Sections 7.1 or 7.2 hereof) contained or referred to in this Agreement or any Related Writing that is on such Company's or Obligor's part, as the case may be, to be complied with, and that Unmatured Event of Default shall not have been fully corrected within thirty (30) days after the giving of written notice thereof to Borrower by Agent or any Bank that the specified Unmatured Event of Default is to be remedied.

     SECTION 7.4. REPRESENTATIONS AND WARRANTIES. If any representation, warranty or statement made in or pursuant to this Agreement or any Related Writing or any other material information furnished by any Company or any Obligor to the Banks or any thereof or any other holder of any Note, shall be false or erroneous in any material respect.

     SECTION 7.5. CROSS DEFAULT. If any Company or any Obligor shall default in the payment of principal or interest due and owing upon any other obligation for borrowed money in excess of the aggregate, for all such obligations for all such Companies and Obligors, of Five Million Dollars ($5,000,000) beyond any period of grace provided with respect thereto or in the performance or observance of any other agreement, term or condition contained in any agreement under which such obligation is created, if the effect of such default is to allow the acceleration of the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its stated maturity.

     SECTION 7.6. ERISA DEFAULT. The occurrence of one or more ERISA Events that (a) the Majority Banks determine could have a material adverse effect on the financial condition of the Companies when taken as a whole, or (b) results in a Lien on any of the assets of any Company in excess of Two Million Five Hundred Thousand Dollars ($2,500,000).

     SECTION 7.7.   CHANGE IN CONTROL.  If a Change in Control shall occur.

     SECTION 7.8. MONEY JUDGMENT. A final judgment or order for the payment of money shall be rendered against any Company or any Obligor by a court of competent jurisdiction, which remains unpaid or unstayed and undischarged for a period (during which execution shall not be effectively stayed) of thirty (30) days after the date on which the right to appeal has expired, provided that the aggregate of all such judgments for all such Companies and Obligors not covered by any form of insurance (which coverage shall be proved to the satisfaction of Agent) shall exceed One Million Five Hundred Thousand Dollars ($1,500,000).

     SECTION 7.9. MATERIAL ADVERSE CHANGE. There shall have occurred any condition or event which Agent or the Majority Banks determine has or is reasonably likely to have a material and adverse effect on the business, prospects, operations or financial condition of Borrower or any of its Subsidiaries or on the rights and remedies of Agent or the Banks under the Loan Documents or the ability of Borrower or any of its Subsidiaries to perform their respective obligations under the Loan Documents.

     SECTION 7.10. VALIDITY OF LOAN DOCUMENTS. (a) Any material provision, in the sole opinion of Agent, of any Loan Document shall at any time for any reason cease to be valid and binding and enforceable against Borrower or any Pledgor;
(b) the validity, binding effect or enforceability of any Loan Document against Borrower or any Pledgor shall be contested by any Company or any other Obligor;
(c) Borrower or any Pledgor shall deny that it has any or further liability or obligation thereunder; or (d) any Loan Document shall be terminated, invalidated or set aside, or be declared ineffective or inoperative or in any way cease to give or provide to Agent and the Banks the benefits purported to be created thereby.

     SECTION 7.11. SOLVENCY. If Borrower or any Pledgor shall (a) discontinue business, (b) generally not pay its debts as such debts become due, (c) make a general assignment for the benefit of creditors, (d) apply for or consent to the appointment of a receiver, a custodian, a trustee, an interim trustee or liquidator of all or a substantial part of its assets, (e) be adjudicated a debtor or have entered against it an order for relief under Title 11 of the United States Code, as the same may be amended from time to time, (f) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether federal or state) relating to relief of debtors, (g) suffer or permit to continue unstayed and in effect for thirty (30) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, which approves a petition seeking its reorganization or appoints a receiver, custodian, trustee, interim trustee or liquidator of all or a substantial part of its assets, or (h) take, or omit to take, any action in order thereby to effect any of the foregoing.

     SECTION 7.12. INDENTURE. If (a) any Event of Default (as defined in the Indenture), or any event or condition that with the lapse of time or the giving of notice or both would constitute an Event of Default (as defined in the Indenture), shall exist under the Indenture or any agreement executed in connection therewith; (b) without the prior written consent of Agent and the Majority Banks, the Indenture shall be amended, supplemented (other than to add a guarantor thereunder), restated or modified in any respect; (c) the Indebtedness incurred in connection with the Indenture shall be accelerated for any reason; (d) any Company incurs (as defined in the Indenture) any Designated Senior Indebtedness (as defined in the Indenture) other than the Debt or the Debt (as defined in the Loan Agreement); (e) any part of the Debt shall cease to constitute Senior Indebtedness (as defined in the Indenture) or Designated Senior Indebtedness (as defined in the Indenture); or (f) Borrower shall exercise any rights of optional redemption, defeasance, covenant defeasance or similar right under the Subordination Note Purchase Agreement.

     SECTION 7.13. LOAN AGREEMENT. The occurrence of any Event of Default (as defined in the Loan Agreement) under the Loan Agreement.


                     ARTICLE VIII.   REMEDIES UPON DEFAULT

     Notwithstanding any contrary provision or inference herein or elsewhere,

     SECTION 8.1.   OPTIONAL DEFAULTS.  If any Event of Default referred to in
Section 7.1, 7.2., 7.3, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.10, 7.12 or 7.13 hereof shall occur, the Majority Banks shall have the right, in their discretion, by directing Agent, on behalf of the Banks, to give written notice to Borrower, to:

     (a) terminate the Commitment and the credits hereby established, if not previously terminated, and, immediately upon such election, the obligations of the Banks, and each thereof, to make any further Loan and the obligation of Agent (or a Fronting Bank) to issue any Letter of Credit hereunder immediately shall be terminated, and/or

     (b) accelerate the maturity of all of the Debt (if the Debt is not already due and payable), whereupon all of the Debt shall become and thereafter be immediately due and payable in full without any presentment or demand and without any further or other notice of any kind, all of which are hereby waived by Borrower.

     SECTION 8.2.   AUTOMATIC DEFAULTS. If any Event of Default referred to in
Section 7.11 hereof shall occur:

     (a) all of the Commitment and the credits hereby established shall automatically and immediately terminate, if not previously terminated, and no Bank thereafter shall be under any obligation to grant any further Loan, nor shall Agent (or a Fronting Bank) be obligated to issue any Letter of Credit hereunder, and

     (b) the principal of and interest then outstanding on all Notes, and all of the Debt to the Banks, shall thereupon become and thereafter be immediately due and payable in full (if the Debt is not already due and payable), all without any presentment, demand or notice of any kind, which are hereby waived by Borrower.

     SECTION 8.3. LETTERS OF CREDIT. If the maturity of the Notes is accelerated pursuant to Sections 8.1 or 8.2 hereof, Borrower shall immediately deposit with Agent, as security for Borrower's and any Pledgor's obligations to reimburse Agent and the Banks for any then outstanding Letters of Credit, cash equal to the sum of the aggregate undrawn balance of any then outstanding Letters of Credit. Agent and the Banks are hereby authorized, at their option, to deduct any and all such amounts from any deposit balances then owing by any Bank to or for the credit or account of any Company, as security for Borrower's and any Pledgor's obligations to reimburse Agent and the Banks for any then outstanding Letters of Credit.

     SECTION 8.4. OFFSETS. If there shall occur or exist any Event of Default referred to in Section 7.11 hereof or if the maturity of the Notes is accelerated pursuant to Section 8.1 or 8.2 hereof, each Bank shall have the right at any time to set off against, and to appropriate and apply toward the payment of, any and all Debt then owing by Borrower to that Bank (including, without limitation, any participation purchased or to be purchased pursuant to
Section 8.5 hereof), whether or not the same shall then have matured, any and all deposit balances and all other indebtedness then held or owing by that Bank to or for the credit or account of Borrower, all without notice to or demand upon Borrower or any other Person, all such notices and demands being hereby expressly waived by Borrower.

     SECTION 8.5. EQUALIZATION PROVISION. Each Bank agrees with the other Banks that if it, at any time, shall obtain any Advantage over the other Banks or any thereof in respect of the Debt (except under Article III hereof), it shall purchase from the other Banks, for cash and at par, such additional participation in the Debt as shall be necessary to nullify the Advantage. If any such Advantage resulting in the purchase of an additional participation as aforesaid shall be recovered in whole or in part from the Bank receiving the Advantage, each such purchase shall be rescinded, and the purchase price restored (but without interest unless the Bank receiving the

Advantage is required to pay interest on the Advantage to the Person recovering the Advantage from such Bank) ratably to the extent of the recovery. Each Bank further agrees with the other Banks that if it at any time shall receive any payment for or on behalf of Borrower on any indebtedness owing by Borrower to that Bank by reason of offset of any deposit or other indebtedness, it will apply such payment first to any and all Debt owing by Borrower to that Bank (including, without limitation, any participation purchased or to be purchased pursuant to this Section or any other Section of this Agreement). Borrower agrees that any Bank so purchasing a participation from the other Banks or any thereof pursuant to this Section may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank was a direct creditor of Borrower in the amount of such participation.


                            ARTICLE IX.  THE AGENT

     The Banks authorize KeyBank National Association and KeyBank National Association hereby agrees to act as agent for the Banks in respect of this Agreement upon the terms and conditions set forth elsewhere in this Agreement, and upon the following terms and conditions:

     SECTION 9.1. APPOINTMENT AND AUTHORIZATION. Each Bank hereby irrevocably appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers hereunder as are delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto, including, without limitation, to execute and deliver the Intercreditor Agreement on behalf of the Banks. Neither Agent nor any of its affiliates, directors, officers, attorneys or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. Each Bank, by its signature to this Agreement, agrees to be bound by and subject to the terms and conditions of the Intercreditor Agreement as if it were an original party thereto.

     SECTION 9.2. NOTE HOLDERS. Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with it, signed by such payee and in form satisfactory to Agent.

     SECTION 9.3. CONSULTATION WITH COUNSEL. Agent may consult with legal counsel selected by it and shall not be liable for any action taken or suffered in good faith by it in accordance with the opinion of such counsel.

     SECTION 9.4. DOCUMENTS. Agent shall not be under any duty to examine into or pass upon the validity, effectiveness, genuineness or value of any Loan Documents or any other Related Writing furnished pursuant hereto or in connection herewith or the value of any collateral obtained hereunder, and Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be.

     SECTION 9.5. AGENT AND AFFILIATES. With respect to the Loans, Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not Agent, and Agent and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Company or any affiliate thereof. Neither Documentation Agent nor Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to such Bank as a Bank hereunder.

     SECTION 9.6. KNOWLEDGE OF DEFAULT. It is expressly understood and agreed that Agent shall be entitled to assume that no Unmatured Event of Default or Event of Default has occurred and is continuing, unless Agent has been notified by a Bank or a Company in writing that such Bank or Company, as the case may be, believes that an Unmatured Event of Default or Event of Default has occurred and is continuing and specifying the nature thereof.

     SECTION 9.7. ACTION BY AGENT. So long as Agent shall be entitled, pursuant to Section 9.6 hereof, to assume that no Unmatured Event of Default or Event of Default shall have occurred and be continuing, Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights that may be vested in it by, or with respect to taking or refraining from taking any action or actions that it may be able to take under or in respect of, this Agreement. Agent shall incur no liability under or in respect of this Agreement by acting upon any notice, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything that it may do or refrain from doing in the reasonable exercise of its judgment, or that may seem to it to be necessary or desirable in the premises.

     SECTION 9.8. NOTICES, DEFAULT, ETC. In the event that Agent shall have acquired actual knowledge of any Unmatured Event of Default or Event of Default, Agent shall promptly notify the Banks and shall take such action and assert such rights under this Agreement as the Majority Banks shall direct and Agent shall inform the other Banks in writing of the action taken. Agent may take such action and assert such rights as it deems to be advisable, in its discretion, for the protection of the interests of the holders of the Notes.

     SECTION 9.9. INDEMNIFICATION OF AGENT. The Banks agree to indemnify Agent and Collateral Agent (to the extent not reimbursed by Borrower) ratably, according to their respective Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against Agent, in its capacity as agent, or Collateral Agent, in its capacity as collateral agent, in any way relating to or arising out of this Agreement, the Intercreditor Agreement or any Loan Document or any action taken or omitted by Agent or Collateral Agent with respect to this Agreement, the Intercreditor Agreement or any Loan Document, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements resulting from the gross negligence or willful misconduct of Agent or Collateral Agent or from any action taken or omitted by Agent or

Collateral Agent in any capacity other than as agent or collateral agent, as the case may be, under this Agreement or the Intercreditor Agreement.

     SECTION 9.10. SUCCESSOR AGENT. Agent may resign as agent hereunder by giving not fewer than thirty (30) days prior written notice to Borrower and the Banks. If Agent shall resign under this Agreement, then either (a) the Majority Banks shall appoint from among the Banks a successor agent for the Banks (with the consent of Borrower so long as an Event of Default has not occurred and which consent shall not be unreasonably withheld), or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following Agent's notice to the Banks of its resignation, then Agent shall appoint a successor agent that shall serve as agent until such time as the Majority Banks appoint a successor agent. Upon its appointment, such successor agent shall succeed to the rights, powers and duties as agent, and the term "Agent" shall mean such successor effective upon its appointment, and the former agent's rights, powers and duties as agent shall be terminated without any other or further act or deed on the part of such former agent or any of the parties to this Agreement.


                          ARTICLE X.   MISCELLANEOUS

     SECTION 10.1. BANKS' INDEPENDENT INVESTIGATION. Each Bank, by its signature to this Agreement, acknowledges and agrees that neither Agent nor Collateral Agent has made any representation or warranty, express or implied, with respect to the creditworthiness, financial condition, or any other condition of any Company or with respect to the statements contained in any information memorandum furnished in connection herewith or in any other oral or written communication between Agent or Collateral Agent and such Bank. Each Bank represents that it has made and shall continue to make its own independent investigation of the creditworthiness, financial condition and affairs of the Companies in connection with the extension of credit hereunder, and agrees that neither Agent nor Collateral Agent has any duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto (other than such notices as may be expressly required to be given by Agent or Collateral Agent to the Banks hereunder), whether coming into its possession before the granting of the first Loans hereunder or at any time or times thereafter. Each Bank further represents that it has reviewed each of the Loan Documents, including, but not limited to the Intercreditor Agreement. Each Bank has received a copy of the Indenture and has reviewed the terms and conditions thereof, including, but limited to, the conditions relating to the status of the Debt as Designated Senior Indebtedness (as defined in the Indenture) and Senior Indebtedness (as defined in the Indenture) under the Indenture. Furthermore, none of the Banks shall be deemed to have a fiduciary relationship with any other Bank.

     SECTION 10.2. NO WAIVER; CUMULATIVE REMEDIES. No omission or course of dealing on the part of Agent, any Bank or the holder of any Note in exercising any right, power or remedy hereunder or under any of the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under any of the Loan Documents. The remedies herein provided are cumulative and in addition to any other rights, powers or privileges held by operation of law, by contract or otherwise.

     SECTION 10.3. AMENDMENTS, CONSENTS. No amendment, modification, termination, or waiver of any provision of any Loan Document nor consent to any variance therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (except that Agent may consent to the release of any collateral or other property securing the Debt in an aggregate amount not to exceed a fair market value of One Million Dollars ($1,000,000) during any fiscal year of Borrower) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Anything herein to the contrary notwithstanding, unanimous consent of the Banks shall be required with respect to (a) any increase in the Commitment hereunder, (b) the extension of maturity of the Notes, the payment date of interest thereunder, or the payment of commitment or other fees or amounts payable hereunder, (c) any reduction in the rate of interest on the Notes, or in any amount of principal or interest due on any Note, or the payment of commitment or other fees hereunder or any change in the manner of pro rata application of any payments made by Borrower to the Banks hereunder, (d) any change in any percentage voting requirement, voting rights, or the Majority Banks definition in this Agreement,
(e) the release of any Pledgor or, except as set forth in the first sentence of this Section 10.3, of any collateral securing the Debt or any part thereof, or
(f) any amendment to the Intercreditor Agreement, this Section 10.3 or Section
8.5 hereof. In addition, Section 10.11 hereof may not be amended without the prior written consent of any Designating Bank, as defined in Section 10.11 hereof, affected thereby. Notice of amendments or consents ratified by the Banks hereunder shall immediately be forwarded by Agent to Borrower and each of the Banks. Each Bank or other holder of a Note shall be bound by any amendment, waiver or consent obtained as authorized by this Section, regardless of its failure to agree thereto.

     SECTION 10.4. NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to Borrower, mailed or delivered to it, addressed to it at the address specified on the signature pages of this Agreement (including a courtesy notice to the General Counsel of Borrower, provided that a failure to give such additional notice shall have no legal effect), if to a Bank, mailed or delivered to it, addressed to the address of such Bank specified on the signature pages of this Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each of the other parties. All notices, statements, requests, demands and other communications provided for hereunder shall be given by overnight delivery or first class mail with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that all notices hereunder shall not be effective until received.

     SECTION 10.5. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of Agent, and all Related Expenses, including, but not limited to, (a) administration, travel and out-of-pocket expenses, including but not limited to attorneys' fees and expenses, of Agent in connection with the preparation, negotiation and closing of the Loan Documents and the administration of the Loan Documents, the collection and disbursement of all funds hereunder and the other instruments and documents to be delivered hereunder, (b) extraordinary out-of-pocket expenses of Agent in connection with the administration of the Loan Documents and the other instruments and documents to be delivered hereunder, (c) all costs and expenses, including reasonable attorneys' fees in connection with the syndication of the Commitment and the Loans, and (d) the reasonable fees and out-of-pocket expenses of special counsel for Agent, with respect to the foregoing, and of local counsel, if any, who may be retained by said special counsel with respect thereto. Borrower also agrees to pay on demand all costs and expenses of Agent, Collateral Agent and the Banks, including reasonable attorneys' fees, in connection with the restructuring or enforcement of the Debt, this Agreement or any Related Writing. In addition, Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and the other instruments and documents to be delivered hereunder, and agrees to hold Agent, Collateral Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

     SECTION 10.6. INDEMNIFICATION. Borrower agrees to defend, indemnify and hold harmless Agent, Collateral Agent and the Banks from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against Agent, Collateral Agent or any Bank in connection with any investigative, administrative or judicial proceeding (whether or not such Bank, Collateral Agent or Agent shall be designated a party thereto) or any other claim by any Person relating to or arising out of this Agreement or any actual or proposed use of proceeds of the Loans or any of the Debt, or any activities of any Company or any Obligor or any of their respective Affiliates; provided that none of Collateral Agent, Agent or any Bank shall have the right to be indemnified under this Section for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. All obligations provided for in this Section 10.6 shall survive any termination of this Agreement.

     SECTION 10.7. OBLIGATIONS SEVERAL; NO FIDUCIARY OBLIGATIONS. The obligations of the Banks hereunder are several and not joint. Nothing contained in this Agreement or any Loan Document and no action taken by Agent or the Banks pursuant hereto shall be deemed to constitute the Banks a partnership, association, joint venture or other entity. No default by any Bank hereunder shall excuse the other Banks from any obligation under this Agreement; but no Bank shall have or acquire any additional obligation of any kind by reason of such default. The relationship among Borrower and the Banks with respect to the Loan Documents and the Related Writings is and shall be solely that of debtor and creditors, respectively, and none of Agent, Collateral Agent or any Bank has any fiduciary obligation toward Borrower with respect to any such documents or the transactions contemplated thereby.

     SECTION 10.8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by facsimile signature and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 10.9. BINDING EFFECT; BORROWER'S ASSIGNMENT. This Agreement shall become effective when it shall have been executed by Borrower, Agent and by each Bank and thereafter shall be binding upon and inure to the benefit of Borrower, Agent and each of the Banks and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Agent and all of the Banks.

     SECTION 10.10. BANK ASSIGNMENTS/PARTICIPATIONS.

     A. Assignments of Commitments. Each Bank shall have the right at any time or times to assign to another financial institution, without recourse, all or a percentage of all of the following: (a) that Bank's Commitment, (b) all Loans made by that Bank, (c) that Bank's Notes, and (d) that Bank's interest in any Letter of Credit and any participation purchased pursuant to Section 2.1B or
8.5 hereof; provided, however, that, unless otherwise agreed to in writing by Agent and all of the Banks, no Bank shall assign to any other financial institution any interest under this Agreement unless such Bank, simultaneously with such assignment, assigns to the same financial institution a corresponding percentage interest of such Bank's Term Loan Commitment Percentage (as defined in the Loan Agreement) under the Loan Agreement. Notwithstanding anything in this Agreement, any other Loan Document or the Loan Agreement to the contrary, unless otherwise agreed to in writing by Agent and all of the Banks, each Bank under this Agreement shall at all times be a Loan Agreement Bank under the Loan Agreement and each Bank shall at all times have the same Commitment Percentage under this Agreement as such Bank's Term Loan Commitment Percentage under the Loan Agreement.

     In the case of any assignment permitted under this Agreement, the assignor and the assignee shall comply with the following requirements:

          (i) Prior Consent. No assignment may be consummated pursuant to this Section 10.10 without the prior written consent of Borrower and Agent (other than an assignment by any Bank to any affiliate of such Bank which affiliate is either wholly-owned by such Bank or is wholly-owned by a Person that wholly owns, either directly or indirectly, such Bank), which consent of Borrower and Agent shall not be unreasonably withheld; provided, however, that, Borrower's consent shall not be required if, at the time of the proposed assignment, any Event of Default shall then exist. Anything herein to the contrary notwithstanding, any Bank may at any time make a collateral assignment of all or any portion of its rights under the Loan Documents to a Federal Reserve Bank, and no such assignment shall release such assigning Bank from its obligations hereunder;

          (ii) Minimum Amount. Each such assignment shall be in a minimum amount of the lesser of Ten Million Dollars ($10,000,000) of the assignor's Commitment and interest herein or the entire amount of the assignor's Commitment and interest herein;

          (iii) Assignment Fee; Assignment Agreement. Unless the assignment shall be to an affiliate of the assignor or the assignment shall be due to merger of the assignor or for regulatory purposes, either the assignor or the assignee shall remit to Agent, for its own account, an administrative fee of Three Thousand Five Hundred Dollars ($3,500). Unless the assignment shall be due to merger of the assignor or a collateral assignment for regulatory purposes, the assignor shall (A) cause the assignee to execute and deliver to Borrower and Agent an Assignment Agreement, and (B) execute and deliver, or cause the assignee to execute and deliver, as the case may be, to Agent such additional amendments, assurances and other writings as Agent may reasonably require; and

          (iv) Non-U.S. Assignee. If the assignment is to be made to an assignee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the assignor Bank shall cause such assignee, at least five (5) Business Days prior to the effective date of such assignment, (A) to represent to the assignor Bank (for the benefit of the assignor Bank, Agent and Borrower) that under applicable law and treaties no taxes will be required to be withheld by Agent, Borrower or the assignor with respect to any payments to be made to such assignee in respect of the Loans hereunder, (B) to furnish to the assignor (and, in the case of any assignee registered in the Register (as defined below), Agent and Borrower) either (1) U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or (2) United States Internal Revenue Service Form W-8 or W-9, as applicable (wherein such assignee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder), and (C) to agree (for the benefit of the assignor, Agent and Borrower) to provide the assignor Bank (and, in the case of any assignee registered in the Register, Agent and Borrower) a new Form 4224 or Form 1001 or Form W-8 or W-9, as applicable, upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such assignee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     Upon satisfaction of the requirements specified in clauses (i) through (iv) above, Borrower shall execute and deliver (A) to Agent, the assignor and the assignee, any consent or release (of all or a portion of the obligations of the assignor) required to be delivered by Borrower in connection with the Assignment Agreement, and (B) to the assignee, an appropriate Note or Notes. After delivery of the new Note or Notes, the assignor's Note or Notes being replaced shall be returned to Borrower marked "replaced".

     Upon satisfaction of the requirements of set forth in (i) through (iv), and any other condition contained in this Section 10.10A, (A) the assignee shall become and thereafter be deemed to be a "Bank" for the purposes of this Agreement, (B) in the event that the assignor's entire interest has been assigned, the assignor shall cease to be and thereafter shall no longer be deemed to be a "Bank" and (C) the signature pages hereto and Schedule 1 hereto
                                                             ----------
shall be automatically amended, without further action, to reflect the result of any such assignment.

     Agent shall maintain at its address referred to in Section 10.4 hereof a copy of each Assignment Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, Agent and the Banks may treat each financial institution whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

     B. Sale of Participations. Each Bank shall have the right at any time or times, without the consent of Agent or Borrower, to sell one or more participations or sub-participations to a financial institution, as the case may be, in all or any part of (a) that Bank's Commitment, (b) that Bank's Commitment Percentage, (c) any Loan made by that Bank, (d) any Note delivered to that Bank pursuant to this Agreement, and (e) that Bank's interest in any Letter of Credit and any participation, if any, purchased pursuant to Section 2.1B or 8.5 hereof or this Section 10.10B.

     The provisions of Article III and Section 10.6 shall inure to the benefit of each purchaser of a participation or sub-participation and Agent shall continue to distribute payments pursuant to this Agreement as if no participation has been sold.

     If any Bank shall sell any participation or sub-participation, that Bank shall, as between itself and the purchaser, retain all of its rights (including, without limitation, rights to enforce against Borrower the Loan Documents and the Related Writings) and duties pursuant to the Loan Documents and the Related Writings, including, without limitation, that Bank's right to approve any waiver, consent or amendment pursuant to Section 10.3, except if and to the extent that any such waiver, consent or amendment would:

      (i) reduce any fee or commission allocated to the participation or sub-participation, as the case may be,

     (ii) reduce the amount of any principal payment on any Loan allocated to the participation or sub-participation, as the case may be, or reduce the principal amount of any Loan so allocated or the rate of interest payable thereon, or

     (iii) extend the time for payment of any amount allocated to the participation or sub-participation, as the case may be.

     No participation or sub-participation shall operate as a delegation of any duty of the seller thereof. Under no circumstance shall any participation or sub-participation be deemed a novation in respect of all or any part of the seller's obligations pursuant to this Agreement.

     SECTION 10.11. DESIGNATION.

     (a) Notwithstanding anything in this Agreement to the contrary, any Bank (a "Designating Bank") may grant to one or more special purpose funding vehicles (each an "SPV"), identified in writing from time to time by such Designating Bank to Agent and Borrower, the option to provide to Borrower all or any part of any Loan that such Designating Bank would otherwise be obligated to make to Borrower pursuant to this Agreement; provided that (i) nothing in this Section shall constitute a commitment by any SPV to make any Loan, and (ii) if an SPV designated by a Designating Bank to make Loans elects not to exercise such option or otherwise fails to provide all or any part of such Loan, such Designating Bank shall still be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall reduce the availability under the Revolving Credit Commitment of the Designating Bank to the same extent, and as if, such Loan were made by such Designating Bank.

     (b) As to any Loans or portion thereof made by an SPV, each such SPV shall have all of the rights that a Bank making such Loans or portion thereof would have under this Agreement; provided, however, that each SPV shall have granted its Designating Bank an irrevocable power of attorney to deliver and receive all communications and notices under this Agreement and any other Loan Document and to exercise, in its reasonable discretion, on behalf of such SPV, all of such SPV's voting rights under this Agreement. No additional Note shall be required to evidence the Loans or portion thereof made by an SPV and the Designating Bank shall be deemed to hold its Note as agent for such SPV to the extent of the Loans or portion thereof funded by such SPV. In addition, any payments for the account of any SPV shall be paid to its respective Designating Bank as agent for such SPV.

     (c) Agent, Borrower and the Banks agree that no SPV shall be liable for an indemnity or payment under this Agreement for which a Bank would otherwise be liable and the Designating Bank shall remain liable for its Commitment Percentage of such indemnity or payment to the extent such Designating Bank would otherwise be liable. In furtherance of the foregoing, Agent, Borrower and each of the Banks hereby agree (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all of the outstanding commercial paper or other senior indebtedness of any SPV, none of Agent, Borrower or any Bank shall institute against, or join any other Person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under the laws of the United States or any State thereof.

     (d) In addition, notwithstanding anything to the contrary contained in this Section 10.11, or otherwise in this Agreement, any SPV may (i) at any time and without paying any processing fee therefor, assign (or grant a participation in) all or a portion of its interest in any Loans to its Designating Bank or to any financial institution providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans, and (ii) disclose on a confidential basis any non-public information relating to the Loans made by such SPV to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancements to such SPV. This
Section 10.11 may not be amended without the prior written consent of any Designating Bank affected thereby.

     SECTION 10.12. SEVERABILITY OF PROVISIONS; CAPTIONS; ATTACHMENTS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The several captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement. Each schedule or exhibit attached to this Agreement shall be incorporated herein an shall be deemed to be a part hereof.

     SECTION 10.13. INVESTMENT PURPOSE. Each of the Banks represents and warrants to Borrower that it is entering into this Agreement with the present intention of acquiring any Note issued pursuant hereto for investment purposes only and not for the purpose of distribution or resale, it being understood, however, that each Bank shall at all times retain full control over the disposition of its assets.

     SECTION 10.14. ENTIRE AGREEMENT. This Agreement, any Note and any other Loan Document or other agreement, document or instrument attached hereto or executed on or as of the Closing Date integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

     SECTION 10.15. GOVERNING LAW; SUBMISSION TO JURISDICTION.  This
Agreement, each of the Notes and any Related Writing shall be governed by and construed in accordance with the laws of the State of Ohio and the respective rights and obligations of Borrower and the Banks shall be governed by Ohio law, without regard to principles of conflict of laws. Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any Ohio state or federal court sitting in Cleveland, Ohio, over any action or proceeding arising out of or relating to this Agreement, the Debt or any Related Writing, and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Ohio state or federal court. Borrower, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Borrower agrees that a final, nonappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     SECTION 10.16. LEGAL REPRESENTATION OF PARTIES. The Loan Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any other Loan Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

                 [Remainder of page intentionally left blank]

     SECTION 10.17. JURY TRIAL WAIVER. BORROWER, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

Address:               1100 Superior Avenue                 OGLEBAY NORTON COMPANY
                       Cleveland, Ohio 44114

                                                                      Michael F. Biehl, Vice President
                                                                      of Finance and Treasurer

Address:               Key Center                           KEYBANK NATIONAL ASSOCIATION,
                       Cleveland, Ohio 44114-1306
                       Attention: Large Corporate           By:____________________________
Address:               611 Woodward Avenue                  BANK ONE, MICHIGAN
                       Detroit, Michigan 48226

Address:               600 Peachtree Street                 THE BANK OF NOVA SCOTIA
                       Suite 2700
                       Atlanta, Georgia 30308               By:____________________________

Address:               500 Woodward Avenue, 9th Floor       COMERICA BANK
                       Detroit, Michigan 48226
                       Attention: Large Corporate           By:____________________________
Address:               231 S. LaSalle Street                BANK OF AMERICA, N.A.
                       Chicago, Illinois 60697
                       Attention: Large Corporate           By:____________________________
                       Chicago, Illinois 60603

Address:               975 Euclid Avenue                    THE HUNTINGTON NATIONAL BANK
                       Cleveland, Ohio 44115
                       Attention: Large Corporate           By:

Address:               1111 Superior Avenue                 MELLON BANK, N.A.
                       Suite 1600
                       Cleveland, Ohio 44114                By:____________________________________
                       Attention: Large Corporate           Title:_________________________________

Address:               1900 East Ninth Street               NATIONAL CITY BANK
                       Cleveland, Ohio 44114

Address:               250 West Huron                       THE CHASE MANHATTAN BANK
                       Cleveland, Ohio 44113
                       Attention: Large Corporate           By:
                              Banking Division              Title:

Address:               1404 East Ninth Street               FIFTH THIRD BANK, NORTHEASTERN
                       Cleveland, Ohio 44114                OHIO
                       Attention: Large Corporate

Address:               1350 Euclid Avenue                   FIRSTAR BANK, NATIONAL
                       Cleveland, Ohio 44115                ASSOCIATION
                       Attention: Large Corporate

Address:               244 Westchester Avenue               FLEET BANK, N.A.
                       White Plains, New York 10604

Address:               110 South Stratford Road             BRANCH BANKING & TRUST CO.
                       Suite 301
                       Winston-Salem, NC 27104              By:
                       Attention:  Large Corporate          Title:
                       Banking Division

                                  SCHEDULE 1

----------------------------------------------------------------------------------------------------------------------------
                                                                                           REVOLVING
                                                                                            CREDIT
                                                                                          COMMITMENT
BANKING INSTITUTION                                        COMMITMENT PERCENTAGE            AMOUNT            MAXIMUM AMOUNT
----------------------------------------------------------------------------------------------------------------------------
KeyBank National Association                                     10.571428571429%        $24,525,714.29       $24,525,714.29
----------------------------------------------------------------------------------------------------------------------------
Bank One, Michigan                                                9.714285714286%        $22,537,142.86       $22,537,142.86
----------------------------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia                                           9.714285714286%        $22,537,142.86       $22,537,142.86
----------------------------------------------------------------------------------------------------------------------------
Comerica Bank                                                     8.571428571429%        $19,885,714.29       $19,885,714.29
----------------------------------------------------------------------------------------------------------------------------
Bank of America, N.A.                                             7.142857142857%        $16,571,428.57       $16,571,428.57
----------------------------------------------------------------------------------------------------------------------------
Harris Trust and Savings Bank                                     7.142857142857%        $16,571,428.57       $16,571,428.57
----------------------------------------------------------------------------------------------------------------------------
The Huntington National Bank                                      7.142857142857%        $16,571,428.57       $16,571,428.57
----------------------------------------------------------------------------------------------------------------------------
Mellon Bank, N.A.                                                 7.142857142857%        $16,571,428.57       $16,571,428.57
----------------------------------------------------------------------------------------------------------------------------
National City Bank                                                7.142857142857%        $16,571,428.57       $16,571,428.57
----------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                                          5.714285714286%        $13,257,142.86       $13,257,142.86
----------------------------------------------------------------------------------------------------------------------------
Fifth Third Bank, Northeastern Ohio                               5.714285714286%        $13,257,142.86       $13,257,142.86
----------------------------------------------------------------------------------------------------------------------------
Firstar Bank, National Association                                5.714285714286%        $13,257,142.86       $13,257,142.86
----------------------------------------------------------------------------------------------------------------------------
Fleet Bank, N.A.                                                  5.714285714286%        $13,257,142.86       $13,257,142.86
----------------------------------------------------------------------------------------------------------------------------
Branch Banking & Trust Co.                                        2.857142857143%        $ 6,628,571.43       $ 6,628,571.43
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Total Commitment Amount:                                                     100%        $  232,000,000       $  232,000,000
----------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 2

                            MORTGAGED REAL PROPERTY


               Owner                                           Location
-----------------------------------------------------------------------------------------
Oglebay Norton Industrial Sands, Inc.             Glenford, Ohio
-----------------------------------------------------------------------------------------
Oglebay Norton Industrial Sands, Inc.             Millwood, Ohio
-----------------------------------------------------------------------------------------
Texas Mining, LP                                  Voca, Texas
-----------------------------------------------------------------------------------------
Texas Mining, LP                                  Brady, Texas
-----------------------------------------------------------------------------------------
Global Stone Port Inland, Inc. (f.k.a.            Gulliver, Michigan
 Oglebay Norton Limestone Company)
-----------------------------------------------------------------------------------------
Global Stone Tenn Lutrell Company                 Lutrell, Tennessee
-----------------------------------------------------------------------------------------
Global Stone Chemstone Corporation                Strasburg, Virginia
-----------------------------------------------------------------------------------------
Global Stone PenRoc LP                            York, Pennsylvania
-----------------------------------------------------------------------------------------
Global Stone St. Clair Inc.                       Marble City, Oklahoma
-----------------------------------------------------------------------------------------
Global Stone Chemstone Corporation                Buchanan, Virginia
-----------------------------------------------------------------------------------------
Global Stone Chemstone Corporation                Middletown, Virginia
-----------------------------------------------------------------------------------------
Global Stone Filler Products Company              Murray and Gilmer Counties, Georgia
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Oglebay Norton Specialty Minerals, Inc.           Kings Mountain, North Carolina
-----------------------------------------------------------------------------------------
Oglebay Norton Specialty Minerals, Inc.           Velarde, New Mexico
-----------------------------------------------------------------------------------------

                                  SCHEDULE 3

                                   PLEDGORS

1. ONCO Investment Company, a Delaware corporation (in its own capacity and as successor by merger to Oglebay Norton Holding Company, an Ohio corporation, and as successor by merger to ONCO Investment Company, an Ohio corporation)

2. ON Marine Services Company, a Delaware corporation (formerly known as Oglebay Norton Company)

3. Oglebay Norton Marine Services Company, L.L.C., a Delaware limited liability company

4. Oglebay Norton Specialty Minerals, Inc., an Ohio corporation (formerly know as Oglebay Norton Industrial Minerals, Inc.)

5.   Oglebay Norton Management Company, an Ohio corporation

6. Oglebay Norton Industrial Sands, Inc., a California corporation (in its own capacity and as successor by merger to Colorado Silica Sand, Inc., a Colorado corporation)

7.   Texas Mining, LP, a Delaware limited partnership

8.   Oglebay Norton Terminals, Inc., an Ohio corporation

9.   Oglebay Norton Engineered Materials, Inc., an Ohio corporation

10. Global Stone Corporation, an Ohio corporation (in its own capacity and as successor by merger to Oglebay Norton Acquisition Company, a Delaware corporation, and successor by merger to Global Stone (USA) Inc., a Delaware corporation)

11. Global Stone Port Inland, Inc., a Michigan corporation (formerly known as Oglebay Norton Limestone Company, a Michigan corporation)

12.  Global Stone Tenn Lutrell Company, a Delaware corporation

13.  Global Stone Chemstone Corporation, a Delaware corporation

14.  Global Stone St. Clair, Inc., a Delaware corporation

15.  Global Stone PenRoc, LP, a Pennsylvania limited partnership

16. GS PC, Inc., a Delaware corporation (successor by merger to Global Stone PenRoc, Inc., a Delaware corporation)

17.  Global Stone Filler Products, Inc., a Delaware corporation

18.  Global Stone James River, Inc., a Delaware corporation

19.  Oglebay Norton Minerals, Inc., a Delaware corporation

                                 SCHEDULE 6.6

                              DOCUMENTED VESSELS

                                                                Official
Name                                   Type                      Number              Hailing Port
----------------------------------------------------------------------------------------------------------
Armco                Coastwise Great-Lakes Self-Unloader         265621        Wilmington, Delaware
----------------------------------------------------------------------------------------------------------
Buckeye              Coastwise Great-Lakes Self-Unloader         264391        Wilmington, Delaware
----------------------------------------------------------------------------------------------------------
Courtney Burton      Coastwise Great-Lakes Self-Unloader         265246        Wilmington, Delaware
----------------------------------------------------------------------------------------------------------
Columbia Star        Coastwise Great-Lakes Self-Unloader         635289        Wilmington, Delaware
----------------------------------------------------------------------------------------------------------
Joseph H. Frantz     Coastwise Great-Lakes Self-Unloader         224409        Wilmington, Delaware
----------------------------------------------------------------------------------------------------------
Middletown           Coastwise Great-Lakes Self-Unloader         251093        Wilmington, Delaware
----------------------------------------------------------------------------------------------------------
David Z. Norton      Coastwise Great-Lakes Self-Unloader         549231        Cleveland, Ohio
----------------------------------------------------------------------------------------------------------
Oglebay Norton       Coastwise Great-Lakes Self-Unloader         592377        Wilmington, Delaware
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Reserve              Coastwise Great-Lakes Self-Unloader         265360        Wilmington, Delaware
----------------------------------------------------------------------------------------------------------
Fred R. White, Jr.   Coastwise Great-Lakes Self-Unloader         606421        Wilmington, Delaware
----------------------------------------------------------------------------------------------------------
Wolverine            Coastwise Great-Lakes Self-Unloader         560339        Wilmington, Delaware
----------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                             REVOLVING CREDIT NOTE

 $________________                                               Cleveland, Ohio
                                                                   April 3, 2000

     FOR VALUE RECEIVED, the undersigned, OGLEBAY NORTON COMPANY ("Borrower") promises to pay on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of __________________ ("Bank") at the Main Office of KEYBANK NATIONAL ASSOCIATION, Agent, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of

 ......................................................................   DOLLARS

or the aggregate unpaid principal amount of all Loans made by Bank to Borrower pursuant to Section 2.1A of the Credit Agreement, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, among Borrower, the banks named therein and KeyBank National Association, as Agent, as the same may from time to time be further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

     Borrower also promises to pay interest on the unpaid principal amount of each Loan from time to time outstanding, from the date of such Loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Section 2.1A of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.1A; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

     The portions of the principal sum hereof from time to time representing Prime Rate Loans and LIBOR Loans, and payments of principal of any thereof, will be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this Note.

     If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds.

     This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this
Note is issued.

     This Note is subject to the provisions of the Intercreditor Agreement and any holder of this Note, by its acceptance hereof, agrees to be bound by the provisions of the Intercreditor Agreement as if it were an original party thereto. Any holder of this Note shall have the right, at any time, to obtain from Agent a copy of the Intercreditor Agreement.

     Except as expressly provided in the Credit Agreement, Borrower expressly waives presentment, demand, protest and notice of any kind.

     JURY TRIAL WAIVER. BORROWER, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

                                        OGLEBAY NORTON COMPANY


                                             Michael F. Biehl, Vice President
                                             of Finance and Treasurer

                                   EXHIBIT B

                                SWING LINE NOTE

$20,000,000
                                                                   April 3, 2000

     FOR VALUE RECEIVED, the undersigned, OGLEBAY NORTON COMPANY ("Borrower"), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION ("Bank") at the Main Office of KEYBANK NATIONAL ASSOCIATION, as Agent, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of

TWENTY MILLION AND 00/100................................................
DOLLARS

or the aggregate unpaid principal amount of all Swing Loans, as defined in the Credit Agreement (as hereinafter defined), made by Bank to Borrower pursuant to
Section 2.1B of the Credit Agreement, whichever is less, in lawful money of the United States of America on the earlier of the last day of the Commitment Period, as defined in the Credit Agreement, or, with respect to each Swing Loan, the Swing Loan Maturity Date applicable thereto. As used herein, "Credit Agreement" means the Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, among Borrower, the banks named therein and KeyBank National Association, as Agent, as the same may from time to time be further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

     Borrower also promises to pay interest on the unpaid principal amount of each Swing Loan from time to time outstanding, from the date of such Swing Loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Section 2.1B of the Credit Agreement. Such interest shall be payable on each date provided for in such
Section 2.1B; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

     The principal sum hereof from time to time and payments of principal hereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this Note.

     If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds.

     Except as expressly provided in the Credit Agreement, Borrower expressly waives presentment, demand, protest and notice of any kind.

     This Note is the Swing Line Note referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the undersigned's payment obligations hereunder, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

     This Note is subject to the provisions of the Intercreditor Agreement and any holder of this Note, by its acceptance hereof, agrees to be bound by the provisions of the Intercreditor Agreement as if it were an original party thereto. Any holder of this Note shall have the right, at any time, to obtain from Agent a copy of the Intercreditor Agreement.

     JURY TRIAL WAIVER. BORROWER, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

                                        OGLEBAY NORTON COMPANY



                                             Michael F. Biehl, Vice President
                                             of Finance and Treasurer

                                   EXHIBIT C

                                NOTICE OF LOAN


                                              [Date]____________________, 20____

KeyBank National Association
127 Public Square
Cleveland, Ohio 44114-0616

Attention: ________________

Ladies and Gentlemen:

     The undersigned, OGLEBAY NORTON COMPANY, refers to the Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000 ("Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, the Banks, as defined in the Credit Agreement, and KeyBank National Association, as Agent, and hereby gives you notice, pursuant to
Section 2.2 of the Credit Agreement that the undersigned hereby requests a Loan under the Credit Agreement, and in connection therewith sets forth below the information relating to the Loan (the "Proposed Loan") as required by Section
2.2 of the Credit Agreement:

     (a)  The Business Day of the Proposed Loan is __________, 20__.

     (b)  The amount of the Proposed Loan is $_______________.

     (c) The Proposed Loan is to be a Prime Rate Loan ____ /LIBOR Loan ___. (Check one.)

     (d) If the Proposed Loan is a LIBOR Loan, the Interest Period requested is one month ___, two months ___, three months ___, six months ____ (Check one.)

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Loan:

          (i) the representations and warranties contained in each Loan Document are correct, before and after giving effect to the Proposed Loan and the application of the proceeds therefrom, as though made on and as of such date;

          (ii) no event has occurred and is continuing, or would result from such Proposed Loan, or the application of proceeds therefrom, which constitutes an Unmatured Event of Default or Event of Default; and

          (iii) the conditions set forth in Section 2.2 and Article IV of the Credit Agreement have been satisfied.


                                   Very truly yours,

                                   OGLEBAY NORTON COMPANY

                                   By:_____________________________________

                                   EXHIBIT D

                            COMPLIANCE CERTIFICATE


                                     For Fiscal Quarter ended _________________

THE UNDERSIGNED HEREBY CERTIFIES THAT:

     (1) I am the duly elected Chief Financial Officer or Treasurer of OGLEBAY NORTON COMPANY, a Delaware corporation ("Borrower");

     (2) I am familiar with the terms of that certain Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, among the undersigned, the Banks, as defined in the Credit Agreement, and KeyBank National Association, as Agent (as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement", the terms defined therein and not otherwise defined in this Certificate being used herein as therein defined), and the terms of the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

     (3) The review described in paragraph (2) above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes or constituted an Unmatured Event of Default or Event of Default, at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate;

     (4) The representations and warranties made by Borrower contained in each Loan Document are true and correct as though made on and as of the date hereof; and,

     (5) Set forth on Attachment I hereto are calculations of the financial covenants set forth in Section 5.7 and, if applicable, Section 5.18 of the Credit Agreement, which calculations show compliance with the terms thereof.

     IN WITNESS WHEREOF, the undersigned has signed this certificate the ___ day of _________, 20___.


                                        OGLEBAY NORTON COMPANY

                                   EXHIBIT E

                                    FORM OF

                      ASSIGNMENT AND ACCEPTANCE AGREEMENT


      This Assignment and Acceptance Agreement (this "Assignment Agreement") between ______________________ (the "Assignor") and ______________________ (the
"Assignee") is dated as of ________, 20_.  The parties hereto agree as follows:

     1.   Preliminary Statement.  Assignor is a party to an Credit Agreement,
          ---------------------
dated as of May 15, 1998, as amended and restated as of April 3, 2000 (which, as the same may from time to time be further amended, restated or otherwise modified is herein called the "Credit Agreement"), among OGLEBAY NORTON COMPANY, ("Borrower"), the banking institutions named on Schedule 1 thereto
                                                ----------
(collectively, "Banks" and, individually, "Bank"), and KEYBANK NATIONAL ASSOCIATION, as agent for the Banks ("Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

     2.   Assignment and Assumption.  Assignor hereby sells and assigns to
          -------------------------
Assignee, and Assignee hereby purchases and assumes from Assignor, an interest in and to Assignor's rights and obligations under the Credit Agreement, effective as of the Assignment Effective Date (as hereinafter defined), equal to the percentage interest specified on Annex 1 hereto (hereinafter, "Assignee's
                                     -------
Percentage") of Assignor's right, title and interest in and to (a) the Commitment of Assignor as set forth on Annex 1 (hereinafter, "Assigned Amount"),
                                       -------
(b) any Loan made by Assignor which is outstanding on the Assignment Effective Date, (c) Assignor's interest in any Letter of Credit, as defined in the Credit Agreement, which is issued and outstanding on the Assignment Effective Date, (d) any Note delivered to Assignor pursuant to the Credit Agreement, and (e) the Credit Agreement and the other Related Writings. After giving effect to such sale and assignment and on and after the Assignment Effective Date, Assignee shall be deemed to have a "Commitment Percentage" under the Credit Agreement equal to the Commitment Percentage set forth in subpart I.C on Annex 1 hereto.
                                                               -------

     3.   Assignment Effective Date.  The Assignment Effective Date (the
          -------------------------
"Assignment Effective Date") shall be two (2) Business Days (or such other time agreed to by Agent) after the following conditions precedent have been satisfied:

     (a)  receipt by Agent of  this Assignment Agreement, including Annex 1
                                                                    -------
hereto, properly executed by Assignor and Assignee and accepted and consented to by Agent and, if necessary pursuant to the provisions of Section 10.10(A)(i) of the Credit Agreement, by Borrower;

     (b) receipt by Agent from Assignor of a fee of Three Thousand Five Hundred Dollars ($3,500), in accordance with Section 10.10A of the Credit Agreement;

     (c) receipt by Agent from Assignee of an administrative questionnaire, or other similar document, which shall include (i) the address for notices under the Credit Agreement, (ii) the address of its Lending Office, (iii) wire transfer instructions for delivery of funds by Agent, (iv) and such other information as Agent shall request; and

     (d) receipt by Agent from Assignor or Assignee of any other information required pursuant to Section 10.10 of the Credit Agreement or otherwise necessary to complete the transaction contemplated hereby.

     4.   Payment Obligations.  In consideration for the sale and assignment of
          -------------------
Loans hereunder, Assignee shall pay Assignor, on the Assignment Effective Date, an amount in Dollars equal to Assignee's Percentage. Any interest, fees and other payments accrued prior to the Assignment Effective Date with respect to the Assigned Amount shall be for the account of Assignor. Any interest, fees and other payments accrued on and after the Assignment Effective Date with respect to the Assigned Amount shall be for the account of Assignee. Each of Assignor and Assignee agrees that it will hold in trust for the other part any interest, fees or other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and to pay the other party any such amounts which it may receive promptly upon receipt thereof.

     5.   Credit Determination; Limitations on Assignor's Liability.  Assignee
          ---------------------------------------------------------
represents and warrants to Assignor, Borrower, Agent and the other Banks (a) that it is capable of making and has made and shall continue to make its own credit determinations and analysis based upon such information as Assignee deemed sufficient to enter into the transaction contemplated hereby and not based on any statements or representations by Assignor, (b) Assignee confirms that it meets the requirements to be an assignee as set forth in Section 10.10 of the Credit Agreement; (c) Assignee confirms that it is able to fund the Loans and the Letters of Credit as required by the Credit Agreement; and (d) Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the Related Writings are required to be performed by it as a Bank thereunder. It is understood and agreed that the assignment and assumption hereunder are made without recourse to Assignor and that Assignor makes no representation or warranty of any kind to Assignee and shall not be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of the Credit Agreement or any Related Writings, (ii) any representation, warranty or statement made in or in connection with the Credit Agreement or any of the Related Writings, (iii) the financial condition or creditworthiness of Borrower or any Guarantor, (iv) the performance of or compliance with any of the terms or provisions of the Credit Agreement or any of the Related Writings, (v) inspecting any of the property, books or records of Borrower, or (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or Letters of Credit. Neither Assignor nor any of its officers, directors, employees, agents or attorneys shall be liable for any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans, the Letters of Credit, the Credit Agreement or the Related Writings, except for its or their own bad faith or willful misconduct. Assignee appoints Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Agent by the terms thereof.

     6.   Indemnity.    Assignee agrees to indemnify and hold Assignor harmless
          ---------
against any and all losses, cost and expenses (including, without limitation, attorneys' fees) and liabilities incurred by Assignor in connection with or arising in any manner from Assignee's performance or non-performance of obligations assumed under this Assignment Agreement.

     7.   Subsequent Assignments.  After the Assignment Effective Date, Assignee
          ----------------------
shall have the right pursuant to Section 10.10 of the Credit Agreement to assign the rights which are assigned to Assignee hereunder, provided that (a) any such subsequent assignment does not violate any of the terms and conditions of the Credit Agreement, any of the Related Writings, or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Credit Agreement or any of the Related Writings has been obtained, (b) the assignee under such assignment from Assignee shall agree to assume all of Assignee's obligations hereunder in a manner satisfactory to Assignor and (c) Assignee is not thereby released from any of its obligations to Assignor hereunder.

     8.   Reductions of Aggregate Amount of Commitments.  If any reduction in
          ---------------------------------------------
the Total Commitment Amount occurs between the date of this Assignment Agreement and the Assignment Effective Date, the percentage of the Total Commitment Amount assigned to Assignee shall remain the percentage specified in Section 1 hereof and the dollar amount of the Commitment of Assignee shall be recalculated based on the reduced Total Commitment Amount.

     9.   Acceptance of Agent.  This Assignment Agreement is conditioned upon
          -------------------
the acceptance and consent of Agent and, if necessary pursuant to Section 10.10A of the Credit Agreement, upon the acceptance and consent of Borrower. The execution of this Assignment Agreement by Agent and, if necessary, by Borrower is evidence of such acceptance and consent.

     10.  Entire Agreement.  This Assignment Agreement embodies the entire
          ----------------
agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

     11.  Governing Law.  This Assignment Agreement shall be governed by the
          -------------
internal law, and not the law of conflicts, of the State of Ohio.

     12.  Notices.  Notices shall be given under this Assignment Agreement in
          -------
the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth under each party's name on the signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

                                   ASSIGNOR:

Address:
          ___________________________________
          ___________________________________
                                                            Attn:_______________

                                                            Phone:______________

          Fax:____________________________


                                   ASSIGNEE:

Address:
          ____________________________________
          ____________________________________
                                                            Attn:_______________

                                                            Phone:______________

          Fax:_____________________________


Accepted and Consented to this ___ day
of ___, 20__:

KEYBANK NATIONAL ASSOCIATION,
as Agent


By:__________________________________________________________________
Title:_______________________________________________________________

Accepted and Consented to this ___ day
of _______, 20__:

OGLEBAY NORTON COMPANY

By:___________________________________________________________________
Title:________________________________________________________________

                                    ANNEX 1
                                      TO
                      ASSIGNMENT AND ACCEPTANCE AGREEMENT


     On and after ___________, 20__ (the "Assignment Effective Date"), the Commitment of Assignee, and, if this is less than an assignment of all of Assignor's interest, Assignor, shall be as follows:


 I.  ASSIGNEE'S COMMITMENT

     A.   Assignee's Percentage                __________%

     B.   Assigned Amount                      $__________

     C.   Assignee's Commitment Percentage
          under the Credit Agreement           __________%

 II. ASSIGNOR'S COMMITMENT

     A.   Assignor's Commitment Percentage
          under the Credit Agreement           __________%

     B.   Assignor's Commitment Amount
          under the Credit Agreement           $__________

                                   EXHIBIT F

                                    FORM OF

                          GUARANTY OF PAYMENT OF DEBT
                          ---------------------------

     1.   RECITALS.

     OGLEBAY NORTON COMPANY, formerly known as Oglebay Norton Holding Company, a Delaware corporation (together with its successors and assigns, "Borrower"), as assignee of ON Marine Services Company, formerly known as Oglebay Norton Company ("Original Borrower"), is a party to the Credit Agreement, as hereinafter defined, with the financial institutions listed on Schedule 1 to the Credit Agreement (collectively, together with their respective successors and assigns, "Banks" and individually, "Bank") and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Banks ("Agent"). [__________________________], a [___________] [corporation] [limited liability company] [limited partnership] ("Guarantor"), desires that the Banks grant the financial accommodations to Borrower as described in the Credit Agreement.

     Guarantor, a subsidiary of Borrower [FOR OGLEBAY NORTON MARINE SERVICES COMPANY, L.L.C. ADD HERE: that is a transferee of certain assets of Original Borrower and] whose financing is provided by the Loans and Letters of Credit, as hereinafter defined, deems it to be in the direct pecuniary and business interests of Guarantor that Borrower obtain from the Banks the Commitment, as defined in the Credit Agreement, and the Loans and Letters of Credit provided for in the Credit Agreement.

     Guarantor understands that the Banks are willing to grant such financial accommodations to Borrower pursuant to the Credit Agreement only upon certain terms and conditions, one of which is that Guarantor guarantee the payment of the Debt (as hereinafter defined), and this Guaranty of Payment of Debt (as the same may from time to time be amended, restated or otherwise modified, this "Agreement") is being executed and delivered in consideration of each financial accommodation granted to Borrower by the Banks and for other valuable considerations.

     2. DEFINITIONS. As used herein, the following terms shall have the following meanings:

     2.1. "Collateral" shall mean, collectively, all property securing the Debt or any part thereof at the time in question.

     2.2. "Credit Agreement" shall mean the Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, executed by and among Borrower, Agent and the Banks (as the same may from time to time be further amended, restated or otherwise modified).

     2.3. "Debt" shall mean, collectively, (a) all Loans and Letters of Credit;
(b) all other indebtedness now owing or hereafter incurred by Borrower or Original Borrower to Agent and the Banks pursuant to the Credit Agreement and the Notes executed in connection therewith; (c) each renewal, extension, consolidation or refinancing of any of the foregoing, in whole or in part; (d) all interest from time to time accruing on any of the foregoing, and all commitment and other fees payable pursuant to the Credit Agreement; (e) all other amounts payable by Borrower to Agent or any of the Banks pursuant to the Credit Agreement or any Related Writing; and (f) all costs and expenses, including attorneys' fees, incurred by Agent in connection with the Credit Agreement or by Agent or the Banks in connection with the collection of any portion of the indebtedness or other obligations described in (a), (b), (c), (d) or (e) hereof.

     2.4. "Letter of Credit" shall mean any Letter of Credit, as defined in the Credit Agreement, issued pursuant to the Credit Agreement.

     2.5. "Loan" shall mean any Loan, as defined in the Credit Agreement, granted pursuant to the Credit Agreement.

     2.6. "Obligor" shall mean any Person that, or any of whose property, is or shall be obligated on the Debt or any part thereof in any manner and includes, without limiting the generality of the foregoing, Borrower or Guarantor, and any other co-maker, endorser, guarantor of payment, subordinating creditor, assignor, grantor of a security interest, pledgor, mortgagor or any hypothecator of property, if any.

     2.7. "Person" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, institution, trust, estate, government or other agency or political subdivision thereof or any other entity.

Except as specifically defined herein, capitalized terms used herein that are defined in the Credit Agreement shall have their respective meanings ascribed to them in the Credit Agreement.

     3. GUARANTY OF DEBT. Guarantor hereby absolutely and unconditionally guarantees the prompt payment in full of all of the Debt as and when the respective parts thereof become due and payable. If the Debt or any part thereof shall not be paid in full when due and payable, Agent and the Majority Banks, in each case, shall have the right to proceed directly against Guarantor under this Agreement to collect the payment in full of the Debt, regardless of whether or not Agent and the Majority Banks shall have theretofore proceeded or shall then be proceeding against Borrower or any other Obligor or Collateral, or any of the foregoing, it being understood that Agent and the Majority Banks, in their sole discretion, may proceed against any Obligor and any Collateral, and may exercise each right, power or privilege that Agent or the Banks may then have, either simultaneously or separately, and, in any event, at such time or

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

times and as often and in such order as Agent and the Majority Banks, in their sole discretion, may from time to time deem expedient to collect the payment in full of the Debt.

     4. PAYMENTS CONDITIONAL. Whenever Agent or any Bank shall credit any payment to the Debt or any part thereof, whatever the source or form of payment, the credit shall be conditional as to Guarantor unless and until the payment shall be final and valid as to all the world. Without limiting the generality of the foregoing, Guarantor agrees that if any check or other instrument so applied shall be dishonored by the drawer or any party thereto, or if any proceeds of Collateral or payment so applied shall thereafter be recovered by any trustee in bankruptcy or any other Person, each Bank, in each case, may reverse any entry relating thereto on its books and Guarantor shall remain liable therefor, even if such Bank may no longer have in its possession any evidence of the Debt to which the payment in question was applied.

     5. GUARANTOR'S OBLIGATIONS ABSOLUTE AND UNCONDITIONAL. Regardless of the duration of time, regardless of whether Borrower may from time to time cease to be indebted to the Banks and irrespective of any act, omission or course of dealing whatever on the part of Agent or any Bank, Guarantor's liabilities and other obligations under this Agreement shall remain in full effect until the payment in full of the Debt. Without limiting the generality of the foregoing:

     5.1. Banks Have No Duty To Make Advances. No Bank shall at any time be
          ------------------------------------
under any duty to Guarantor to grant any financial accommodation to Borrower, irrespective of any duty or commitment of any of the Banks to Borrower, or to follow or direct the application of the proceeds of any such financial accommodation;

     5.2. Guarantor's Waiver of Notice, Presentment, etc. Guarantor waives (a)
          -----------------------------------------------
notice of the granting of any Loan to Borrower, the issuance of any Letter of Credit or the incurring of any other indebtedness by Borrower or the terms and conditions thereof, (b) presentment, demand for payment and notice of dishonor of the Debt or any part thereof, or any other indebtedness incurred by Borrower to any of the Banks, (c) notice of any indulgence granted to any Obligor, and
(d) any other notice, to the extent permitted by statute, to which Guarantor might, but for this waiver, be entitled;

     5.3. Banks' Rights Not Prejudiced by Action or Omission. Agent and the
          ---------------------------------------------------
Banks, in their sole discretion, may, without any prejudice to their rights under this Agreement, at any time or times, without notice to or the consent of Guarantor, (a) grant Borrower whatever financial accommodations that Agent and the Banks may from time to time deem advisable, even if Borrower might be in default in any respect and even if those financial accommodations might not constitute indebtedness the payment of which is guaranteed hereunder, (b) assent to any renewal, extension, consolidation or refinancing of the Debt, or any part thereof, (c) forbear from demanding security, if Agent and the Banks shall have the right to do so, (d) release any Obligor or Collateral or assent to any exchange of Collateral, if any, irrespective of the consideration, if any, received therefor, (e) grant any waiver or consent or forbear from exercising any right, power or privilege that Agent and the Banks may have or acquire, (f) assent to any amendment, deletion, addition, supplement or other modification in, to or of any writing evidencing or securing any Debt or pursuant to which any Debt is created, (g) grant any other indulgence to any Obligor, (h) accept any Collateral for, or any other Obligor upon, the Debt or any part thereof, and (i) fail, neglect or omit in any way to realize upon any Collateral or to protect the Debt or any part thereof or any Collateral therefor;

     5.4. Liabilities Survive Guarantor's Dissolution. Guarantor's liabilities
          --------------------------------------------
and other obligations under this Agreement shall survive any dissolution of Guarantor; and

     5.5. Liabilities Absolute and Unconditional. Guarantor's liabilities and
          ---------------------------------------
other obligations under this Agreement shall be absolute and unconditional irrespective of any lack of validity or enforceability of the Credit Agreement, the Notes, any Loan Document or any other agreement, instrument or document evidencing the Loans or Letters of Credit or related thereto, or any other defense available to Guarantor in respect of this Agreement.

     6. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Agent and each of the Banks that (a) Guarantor is a duly [incorporated] [formed] and validly existing [corporation] [limited liability company] [limited partnership], in [good standing] [full force and effect] under the laws of the state of its [incorporation] [formation] (as referenced in the first paragraph of this Agreement), and is qualified to do business in each other state where a failure to so qualify would have a material adverse effect on Guarantor; (b) Guarantor has legal power and right to execute and deliver this Agreement and to perform and observe the provisions hereof; (c) the [officers] [members/managers] [partners] executing and delivering this Agreement on behalf of Guarantor have been duly authorized to do so, and this Agreement, when executed, is legal and binding upon Guarantor in every respect; (d) except for matters described or referenced in the Credit Agreement or any Schedule thereto, no litigation or proceeding is pending or threatened against Guarantor before any court or any administrative agency that, in Guarantor's opinion, after consultation with Guarantor's counsel, is reasonably expected to have a material adverse effect on Guarantor; (e) Guarantor has received consideration that is the reasonable equivalent value of the obligations and liabilities that Guarantor has incurred to Agent, for the benefit of the Banks; (f) Guarantor is not insolvent, as defined in any applicable state or federal statute, nor will Guarantor be rendered insolvent by the execution and delivery of this Agreement to Agent and the Banks; (g) Guarantor is not engaged or about to engage in any business or transaction for which the assets retained by Guarantor are or will be an unreasonably small amount of capital, taking into consideration the obligations to the Banks incurred hereunder; and (h) Guarantor does not intend to, nor does Guarantor believe that Guarantor will, incur debts beyond Guarantor's ability to pay such debts as they mature.

     7. DISABILITY OF OBLIGOR. Without limiting the generality of any of the other provisions hereof, Guarantor specifically agrees that upon the dissolution of any Obligor and/or the filing or other commencement of any bankruptcy or insolvency proceedings by, for or against any Obligor, including without limitation, any assignment for the benefit of creditors or other proceedings intended to liquidate or rehabilitate any Obligor, Agent and the Majority Banks, in their sole discretion, may declare the unpaid principal balance of and accrued interest on the Debt to be forthwith due and payable in full without notice. Upon the occurrence of any of the events enumerated in the immediately preceding sentence, Guarantor shall, upon the demand of Agent or the Majority Banks, whenever made, pay to Agent, for the benefit of the Banks, an amount equal to the then unpaid principal balance of and accrued interest on the Debt.

     8. WAIVER OF GUARANTOR'S RIGHTS AGAINST BORROWER AND COLLATERAL. To the extent permitted by law, Guarantor waives any claim or other right that Guarantor might now have or hereafter acquire against Borrower or any other Obligor that arises from the existence or performance of Guarantor's liabilities or other obligations under this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of Agent or any Bank against Borrower or any Collateral that Agent or any Bank now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

     9.   MAXIMUM LIABILITY OF GUARANTOR.

     9.1. Guarantor's Liability Limited in Amount. Subject to subsection 9.5
          ----------------------------------------
hereof, but otherwise notwithstanding anything to the contrary contained in this Agreement, the maximum liability of Guarantor under this Agreement shall not exceed the sum of (a) that portion of the Loans and Letters of Credit the proceeds of which are used by Borrower to make Valuable Transfers (as hereinafter defined) to Guarantor, plus (b) ninety-five percent (95%) of the Adjusted Net Worth (as hereinafter defined), but only to the extent that the Adjusted Net Worth is a positive number, of Guarantor at the date of this Agreement.

     9.2. Definition of Terms Used in Section 9. For purposes of this Section 9:
          --------------------------------------

          "Adjusted Net Worth" shall mean, as of any date of determination thereof, the excess of (a) the amount of the fair saleable value (or fair valuation, if relevant under applicable law) of the assets of Guarantor as of the date of such determination, determined in accordance with applicable federal and state laws governing determinations of insolvency of debtors, over (b) the amount of all liabilities of Guarantor, contingent or otherwise, as of the date of such determination, determined in accordance with applicable federal and state law as referenced in the preceding clause (a), and in all events prior to giving effect to Valuable Transfers.

          "Incurred Amount" shall mean the maximum amount for which Guarantor may be liable under this Agreement (after giving effect to the incurring of the obligations under this Agreement and to any rights to contribution of Guarantor from other affiliates of Borrower) without rendering the rights to payment hereunder of Agent and the Banks void, voidable or avoidable under any applicable fraudulent transfer law.

          "Valuable Transfer" shall mean (a) all loans, advances or capital contributions made to Guarantor with proceeds of the Loans and Letters of Credit, (b) the fair market value of all property acquired with proceeds of the Loans and Letters of Credit and transferred to Guarantor, (c) the interest on and the fees in respect of the Loans and Letters of Credit, the proceeds of which are used to make such a Valuable Transfer, and (d) the value of any quantifiable economic benefits not included in clauses (a) through (c) above, but includable in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to Guarantor as a result of the Loans and Letters of Credit.

     9.3. Debt May Exceed Guarantor's Maximum Liability. Guarantor agrees that
          ----------------------------------------------
the Debt may at any time and from time to time exceed the maximum liability of Guarantor hereunder without impairing this Agreement or affecting the rights and remedies of Agent or the Banks hereunder.

     9.4. Guarantor's Liability Not Reduced by Payments by Others. No payment or
          --------------------------------------------------------
payments made by Borrower, Guarantor or any other Person or received or collected by Agent or the Banks from Borrower, Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Debt shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor under this Agreement and Guarantor shall, notwithstanding any such payment or payments (other than payments made to Agent or the Banks by Guarantor or payments received or collected by Agent or the Banks from Guarantor), remain liable for the Debt up to the maximum liability amount of Guarantor set forth above until the Debt is indefeasibly paid in full in cash.

     9.5. Adjustments to Maximum Liability.  Anything in this Section 9 to the
          ---------------------------------
contrary notwithstanding, in no event shall Guarantor's liability set forth in subsections 9.1 through 9.4 hereof exceed the Incurred Amount; and further provided that if a greater amount of the Debt than the maximum liability set forth in this Section 9, (a) could be repaid by Guarantor as a result of an increase in Guarantor's Adjusted Net Worth subsequent to the date hereof, and
(b) is equal to or less than the Incurred Amount, then the amount of Guarantor's maximum liability calculated in subsection 9.1 hereof shall be calculated based upon Guarantor's Adjusted Net Worth on such later date, rather than the date of execution of this Agreement.

     10. NOTICE. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to Guarantor, mailed or delivered to it, addressed to it at the address specified on the signature page of this Agreement, and, if to a Bank, mailed or delivered to it, addressed to the address of such Bank specified on the signature pages of the Credit Agreement. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or forty-eight (48) hours after being deposited in the mails with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that notices pursuant to any of the provisions hereof shall not be effective until received.

     11. MISCELLANEOUS. This Agreement shall bind Guarantor and Guarantor's successors and assigns and shall inure to the benefit of Agent and each Bank and their respective successors and assigns, including (without limitation) each holder of any Note evidencing any Debt. If, at any time, one or more provisions of this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement constitutes a final written expression of all of the terms of this Agreement, is a complete and exclusive statement of those terms and supersedes all oral representations, negotiations and prior writings, if any, with respect to the subject matter hereof. The relationship between (a) Guarantor and (b) Agent and the Banks with respect to this Agreement is and shall be solely that of debtor and creditors, respectively, and Agent and the Banks shall have no fiduciary obligation toward Guarantor with respect to this Agreement or the transactions contemplated hereby. The captions herein are for convenience of reference only and shall be ignored in interpreting the provisions of this Agreement.

     12. GOVERNING LAW; SUBMISSION TO JURISDICTION. The provisions of this Agreement and the respective rights and duties of Guarantor, Agent and the Banks hereunder shall be governed by and construed in accordance with Ohio law, without regard to principles of conflict of laws. Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any Ohio state or federal court sitting in Cleveland, Ohio, over any action or proceeding arising out of or relating to this Agreement, any Loan Document or any Related Writing, and Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Ohio state or federal court. Guarantor, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Guarantor agrees that a final, nonappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                 [Remainder of page intentionally left blank.]

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

     13.  JURY TRIAL WAIVER.  Guarantor, Agent and the Banks, to the extent
          -----------------   ---------  ----------------------------------
permitted by law, each waives any right to have a jury participate in resolving
----------------  -------------------------------------------------------------
any dispute, whether sounding in contract, tort, or otherwise, among Agent, any
-----------  ----------------------------  ----  ------------  ----------------
of the Banks, Borrower and/or Guarantor arising out of, in connection with,
------------  ----------------------------------------  ------------------
related to, or incidental to the relationship established between each of them
----------  ------------------------------------------------------------------
and Guarantor in connection with this Agreement or any note or other agreement,
------------------------------------------------------------------------------
instrument or document executed or delivered in connection therewith or the
---------------------------------------------------------------------------
transactions related thereto.
----------------------------

Signed as of the 3rd day of April, 2000, at Cleveland, Ohio.


Address:  1100 Superior Avenue
          Cleveland, Ohio 44114

                                   EXHIBIT G

                                    FORM OF

                              SECURITY AGREEMENT
                              ------------------

     1.   RECITALS.

     OGLEBAY NORTON COMPANY, formerly known as Oglebay Norton Holding Company, a Delaware corporation (together with its successors and assigns, "Borrower"), as assignee of ON Marine Services Company, formerly known as Oglebay Norton Company ("Original Borrower"), is a party to the Credit Agreement, as hereinafter defined, with the financial institutions listed on Schedule 1 to the Credit
                                                   ----------
Agreement (collectively, together with their respective successors and assigns, "Banks" and individually, "Bank") and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Banks ("Agent"). [___________________________], a [__________] [corporation] [limited liability company] [limited partnership] ("Pledgor"), desires that the Banks grant the financial accommodations to Borrower as described in the Credit Agreement.

     Pledgor, a subsidiary of Borrower [FOR OGLEBAY NORTON MARINE SERVICES COMPANY, L.L.C. ADD HERE: that is a transferee of certain assets of Original Borrower and] whose financing is provided by the Loans and Letters of Credit, as hereinafter defined, deems it to be in the direct pecuniary and business interests of Pledgor that Borrower obtain from the Banks the Commitment, as defined in the Credit Agreement, and the Loans and Letters of Credit provided for in the Credit Agreement.

     Pledgor understands that the Banks are willing to grant such financial accommodations to Borrower only upon certain terms and conditions, one of which is that Pledgor grant to Agent, for the benefit of the Banks, a security interest in and an assignment of the Collateral, as hereinafter defined, and this Security Agreement (as the same may from time to time be amended, restated or otherwise modified, this "Agreement") is being executed and delivered in consideration of each financial accommodation granted to Borrower by the Banks and for other valuable considerations.

     2. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "Account" shall mean (a) all accounts, as defined in Chapter 1309 of the Ohio Revised Code; (b)(i) any right to payment now or hereafter owing to Pledgor (including but not limited to any such right to payment by reason of any lease, sale, manufacture, repair, processing or fabrication of personal property formerly, now or hereafter owned or otherwise held by Pledgor, by reason of any services formerly, now or hereafter rendered by or on behalf of Pledgor or by reason of any former, existing or future contract for any such lease, sale, manufacture, repair, processing, fabrication and/or services), whether such right to payment be classified by law as an instrument, chattel paper, contract right, account, document, general intangible or otherwise; (ii) the security, if any, for such right to payment; (iii) Pledgor's right, title and interest (including, without limitation, all of Pledgor's rights as an unpaid vendor, and any applicable right of stoppage in transit) in or to the personal property, if any, that is the subject of such right to payment; and (iv) all books and records pertaining to such right to payment; and (c) all proceeds of any of the foregoing, irrespective of the form or kind thereof.

     "Account Debtor" shall mean any Person obligated to pay all or any part of any Account in any manner and includes (without limitation) any guarantor thereof or other accommodation party therefor.

     "Cash Collateral Account" shall mean a commercial Deposit Account designated "cash collateral account" and maintained by Pledgor with Agent, without liability by Agent or the Banks to pay interest thereon, from which account Agent shall have the exclusive right to withdraw funds until all of the Debt is paid in full.

     "Cash Security" shall mean all cash, instruments, Deposit Accounts, and other cash equivalents, whether matured or unmatured, whether collected or in the process of collection, upon which Pledgor presently has or may hereafter have any claim, wherever located, including but not limited to any of the foregoing that are presently or may hereafter be existing or maintained with, issued by, drawn upon, or in the possession of Agent or any Bank.

     "Collateral" shall mean all of Pledgor's existing and future (a) personal property; (b) Accounts, accounts receivable, Investment Property, contract rights, instruments, chattel paper, documents, General Intangibles, Inventory, Equipment and Mineral Interests; (c) funds now or hereafter on deposit in the Cash Collateral Account, if any; (d) Cash Security; and (e) Proceeds, products, profits, and rents of any of (a) through (d) above.

     "Credit Agreement" shall mean the Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, executed by and among Borrower, Agent and the Banks (as the same may from time to time be further amended, restated or otherwise modified).

     "Debt" shall mean, collectively, (a) all Loans and Letters of Credit; (b) all other indebtedness now owing or hereafter incurred by Borrower or Original Borrower to Agent or any Bank pursuant to the Credit Agreement and any Note executed in connection therewith; (c) each renewal, extension, consolidation or refinancing of any of the foregoing, in whole or in part; (d) all interest from time to time accruing on any of the foregoing, and all fees and other amounts payable by Borrower to Agent or any Bank pursuant to the Credit Agreement; (e) all obligations and liabilities now existing or hereafter incurred to Agent or any Bank under, arising out of, or in connection with any Hedge Agreement; (f) all amounts payable by Borrower to Agent or any Bank pursuant to the Credit Agreement or any Related Writing; and (g) all Related Expenses.

     "Deposit Account" shall mean (a) any deposit account, and (b) any demand, time, savings, passbook, or a similar account maintained with a bank, savings and loan association, credit union, or similar organization.

     "Equipment" shall mean all (a) equipment, as defined in Chapter 1309 of the Ohio Revised Code, including without limitation, machinery, motor vehicles, trade fixtures, office and other furniture and furnishings; (b) goods that are used or bought for use primarily in Pledgor's business; (c) goods that are not consumer goods, farm products (as defined in Chapter 1309 of the Ohio Revised
Code), or Inventory; and (d) substitutes or replacements for, and parts, accessories, additions, attachments, or accessions to (a) through (c) above.

     "Event of Default" shall mean an event or condition that constitutes an Event of Default, as defined in Section 16.1 of this Agreement.

     "General Intangibles" shall mean all (a) general intangibles, as defined in Chapter 1309 of the Ohio Revised Code; (b) choses in action, causes of action, customer lists, corporate or other business records, inventions, designs, patents, patent applications, service marks, registrations, trade names, trademarks, copyrights, goodwill, computer software, rights to indemnification and tax refunds; and (c) Proceeds of any of the foregoing, irrespective of the form or kind thereof.

     "Hedge Agreement" shall mean any currency swap or hedge agreement, interest rate swap, cap, collar or floor agreement, or other interest rate management device entered into by Borrower or Original Borrower with Agent or any of the Banks, or any of their respective affiliates in connection with the Debt.

     "Inventory" shall mean all (a) inventory, as defined in Chapter 1309 of the Ohio Revised Code; (b) goods that are raw materials; (c) goods that are work-in-process; (d) goods that are materials used or consumed in the ordinary course of Pledgor's business; (e) goods that are, in the ordinary course of Pledgor's business, held for sale or lease or furnished or to be furnished under contracts of service; and (f) substitutes and replacements for, and parts, accessories, additions, attachments, or accessions to (a) through (e) above.

     "Investment Property" shall mean all investment property, as defined in Chapter 1309 of the Ohio Revised Code, unless the Uniform Commercial Code as in effect in another jurisdiction would govern the perfection and/or priority of a security interest in investment property, and, in such case, investment property shall be defined in accordance with the law of that jurisdiction.

     "Letter of Credit" shall mean any Letter of Credit, as defined in the Credit Agreement, issued pursuant to the Credit Agreement.

     "Loan" shall mean any Loan, as defined in the Credit Agreement, granted pursuant to the Credit Agreement.

     "Mineral Interest" shall mean any (a) right of Pledgor to extract minerals from the ground, (b) minerals that have been extracted from the ground, and (c) proceeds or payments owing to Pledgor by virtue of the lease or sublease of mineral rights or the sale of minerals.

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, institution, trust, estate, government or other agency or political subdivision thereof or any other entity.

     "Proceeds" shall mean (a) any proceeds, and (b) whatever is received upon the sale, exchange, collection, or other disposition of Collateral or proceeds, whether cash or non-cash. Cash proceeds includes, without limitation, moneys, checks, and Deposit Accounts. Proceeds includes, without limitation, any Account arising when the right to payment is earned under a contract right, any insurance payable by reason of loss or damage to the Collateral, and any return or unearned premium upon any cancellation of insurance. Except as expressly authorized in this Agreement, the right of Agent and the Banks to Proceeds specifically set forth herein or indicated in any financing statement shall never constitute an express or implied authorization on the part of Agent or any Bank to Pledgor's sale, exchange, collection, or other disposition of any or all of the Collateral.

     "Related Expenses" shall mean any and all reasonable costs, liabilities, and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorneys' fees, legal expenses, judgments, suits, and disbursements) (a) incurred by, imposed upon, or asserted against, Agent or any Bank in any attempt by Agent or any Bank to (i) obtain, preserve, perfect, or enforce any security interest evidenced by this Agreement, the Credit Agreement or any Related Writing, as defined in the Credit Agreement; (ii) obtain payment, performance, and observance of any and all of the Debt; or (iii) maintain, insure, audit, collect, preserve, repossess, and dispose of any of the Collateral or any other collateral securing the Debt, including, without limitation, costs and expenses for appraisals, assessments, and audits of Pledgor or any such collateral; or (b) incidental or related to (a) above, including, without limitation, interest thereupon from the date incurred, imposed, or asserted until paid at the Default Rate, as defined in the Credit Agreement.

Except as specifically defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings ascribed to them in the Credit Agreement. Unless otherwise defined in this Section 2, terms that are defined in Chapter 1309 of the Ohio Revised Code, as in effect from time to time, are used herein as so defined.

     3. SECURITY INTEREST. In consideration of and as security for the full and complete payment of all of the Debt, Pledgor hereby agrees that Agent, for the benefit of the Banks, shall at all times have, and hereby grants to Agent, for the benefit of the Banks, a security interest in and an assignment of all of the Collateral, including (without limitation) all of Pledgor's future Collateral, irrespective of any lack of knowledge by Agent or the Banks of the creation or acquisition thereof.

     4. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to Agent and each Bank as follows:

     4.1. Pledgor is a [corporation] [limited liability company] [limited partnership] duly organized, validly existing and in [good standing] [full force and effect] under the laws of its state of [incorporation] [formation] and is duly qualified to do business in each state in which a failure to so qualify would have a material adverse effect on Pledgor.

     4.2. Pledgor has full power, authority and legal right to pledge the Collateral, to execute and deliver this Agreement, and to perform and observe the provisions hereof. The [officers][members[partners] acting on Pledgor's behalf have been duly authorized to execute and deliver this Agreement and to execute and file appropriate financing statements in respect hereof. This Agreement is valid and binding upon Pledgor in accordance with the terms hereof.

     4.3. Neither the execution and delivery of this Agreement, nor the performance and observance of the provisions hereof, by Pledgor will conflict with, or constitute a violation or default under, any provision of any applicable law or of any contract (including, without limitation, Pledgor's certificate (or articles) of [incorporation] [organization] and [regulations (by laws)] [operating agreement]) or of any other writing binding upon Pledgor in any manner.

     4.4. Pledgor's principal place of business and the location where Pledgor keeps records in respect of the Accounts are set forth on Schedule 6.5 to the
                                                          ------------
Credit Agreement and Pledgor has places of business or maintains Collateral at the locations set forth on Schedule 6.5 to the Credit Agreement.
                           ------------

     4.5. At the execution and delivery hereof, except as permitted pursuant to the Credit Agreement, (a) there is no financing statement outstanding covering the Collateral or any part thereof other than a financing statement in favor of Agent, for the benefit of the Banks; (b) none of the Collateral is subject to any security interest or lien of any kind other than the security interest herein granted to Agent, for the benefit of the Banks, or previously granted to Agent, for the benefit of the Banks; (c) the Internal Revenue Service has not alleged the nonpayment or underpayment of any tax by Pledgor or threatened to make any assessment in respect thereof; (d) upon execution of this Agreement and the filing of the U.C.C. financing statements being executed in connection herewith, Agent will have, for the benefit of the Banks, a valid and enforceable first security interest in the Collateral; and (e) Pledgor has not entered into any contract or agreement that would prohibit Agent and the Banks from acquiring a security interest, mortgage or other lien on, or a collateral assignment of, any of the property or assets of Pledgor.

     4.6. Pledgor has received consideration that is the reasonable equivalent value of the obligations and liabilities that Pledgor has incurred to the Banks. Pledgor is not insolvent, as defined in any applicable state or federal statute, nor will Pledgor be rendered insolvent by the execution and delivery of this Agreement to Agent or any other documents executed and delivered to Agent or the Banks in connection herewith. Pledgor has not engaged, nor is Pledgor about to engage, in any business or transaction for which the assets retained by it are or will be an unreasonably small amount of capital, taking into consideration the obligations to the Banks incurred hereunder. Pledgor does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature.

     4.7. At the execution and delivery hereof, an Event of Default will not exist.

     5. INSURANCE. Pledgor shall at all times maintain insurance upon its Inventory, Equipment and other personal and real property in accordance with
Section 5.1 of the Credit Agreement.
-----------

     6. TAXES AND OTHER PLEDGOR OBLIGATIONS. Pledgor shall pay in full (a) all taxes, assessments and governmental charges and levies in accordance with
Section 5.2 of the Credit Agreement; (b) all of its wage obligations to its
-----------
employees in accordance with Section 5.2 of the Credit Agreement; (c) all
                             -----------
obligations under the Employees Retirement Income Security Act of 1974, as amended from time to time, in accordance with Section 5.6 of the Credit
                                              -----------
Agreement; and (d) all of Pledgor's other obligations calling for the payment of money in accordance with Section 5.2 of the Credit Agreement.
                         -----------

     7. CORPORATE NAMES AND LOCATION OF COLLATERAL. Pledgor shall not change its name, unless, in each case, Pledgor shall provide Agent with at least thirty
(30) days prior written notice thereof. Pledgor shall not use trade names, assumed names or fictitious names without giving Agent at least thirty (30) days prior written notice thereof. Pledgor shall also provide Agent with at least thirty (30) days prior written notification of (a) any change in any location where any of Pledgor's Inventory or Equipment is maintained, and any new locations where any of Pledgor's Inventory or Equipment is to be maintained; (b) any change in the location of the office where Pledgor's records pertaining to its Accounts are kept; (c) the location of any new places of business and the changing or closing of any of its existing places of business; and (d) any change in Pledgor's chief executive office. In the event of any of the foregoing, Pledgor shall promptly execute and deliver to Agent (and Pledgor agrees that Agent may execute and deliver the same as Pledgor's irrevocable attorney-in-fact) new U.C.C. financing statements describing the Collateral and otherwise in form and substance sufficient for recordation wherever necessary or appropriate, as determined in Agent's sole discretion, to perfect or continue perfected the security interest of Agent, for the benefit of the Banks, in the Collateral, based upon such new places of business or names, and Pledgor shall pay all filing and recording fees and taxes in connection with the filing or recordation of such financing statements and shall immediately reimburse Agent therefor if Agent pays the same. Such amounts not so paid or reimbursed shall be Related Expenses hereunder.

     8. NOTICE. Pledgor shall give Agent prompt written notice if any Event of Default shall occur hereunder or if the Internal Revenue Service shall allege the nonpayment or underpayment of any tax by Pledgor or threaten to make any assessment in respect thereof to the extent that such nonpayment, underpayment or assessment would have a material adverse effect on Pledgor.

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

     9. FINANCIAL RECORDS. Pledgor shall (a) maintain at all times true and complete financial records and books of accounts in accordance with generally accepted accounting principles consistently applied and, (b) forward to Agent upon the reasonable request of Agent or any Bank, whenever made, (i) invoices, sales journals or other documents satisfactory to Agent or such Bank, as the case may be, that summarize Pledgor's Accounts certified by an officer of Pledgor, (ii) within a reasonable time, an aging report of the Accounts then outstanding setting forth, in such form and detail and with such representations and warranties as Agent or such Bank may from time to time reasonably require, the unpaid balances of all invoices billed respectively during that period and during each of the three (3) next preceding periods, and certified by an officer of Pledgor, and (iii) with respect to Pledgor's Inventory and any other Collateral, such reports and other documents that are reasonably satisfactory to Agent and the Banks.

     10. TRANSFERS, LIENS AND MODIFICATIONS REGARDING COLLATERAL. Except as specifically permitted pursuant to the Credit Agreement or this Agreement, Pledgor shall not, without Agent's prior written consent, (a) sell, assign, transfer, or otherwise dispose of, or grant any option with respect to, or create, incur, or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement and any security agreement securing only Agent, for the benefit of the Banks; (b) grant any security interest in or incur any lien of any kind on any of the Collateral other than any security interest granted to Agent, for the benefit of the Banks; or (c) enter into or assent to any amendment, compromise, extension, release or other modification of any kind of, or substitution for, any of its Accounts.

     11.    COLLATERAL.  Pledgor shall:

     (a) at all reasonable times allow Agent by or through any of its officers, agents, employees, attorneys, or accountants to (i) examine, inspect, and make extracts from Pledgor's books and other records, including, without limitation, the tax returns of Pledgor, (ii) after the occurrence of an Event of Default, arrange for verification of Pledgor's Accounts, under reasonable procedures, directly with Account Debtors or by other methods, and (iii) examine and inspect Pledgor's Inventory and Equipment, wherever located;

     (b) promptly furnish to Agent and the Banks upon reasonable request (i) additional statements and information with respect to the Collateral, and all writings and information relating to or evidencing any of Pledgor's Accounts (including, without limitation, computer printouts or typewritten reports listing the mailing addresses of all present Account Debtors), and (ii) any other writings and information as Agent may request;

     (c) immediately notify Agent and the Banks in writing of any information that Pledgor has or may receive with respect to the Collateral that might in any manner materially and adversely affect the value thereof or the rights of Agent or any Bank with respect thereto;

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

     (d) maintain the Equipment in good operating condition and repair, ordinary wear and tear excepted, making all necessary replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved, and promptly inform Agent of any additions to or deletions from the Equipment; and

     (e) upon request of Agent, promptly take such action and promptly make, execute, and deliver all such additional and further items, deeds, assurances, instruments and any other writings as Agent or the Banks may from time to time deem necessary or appropriate, including, without limitation, financing statements and chattel paper, to carry into effect the intention of this Agreement or so as to completely vest in and ensure to Agent and the Banks their rights hereunder and in or to the Collateral.

If certificates of title or applications for title are issued or outstanding with respect to any of Pledgor's Inventory or Equipment, Pledgor shall upon request of Agent, (i) execute and deliver to Agent a short form security agreement, in form and substance satisfactory to Agent, and (ii) deliver such certificate or application to Agent and cause the interests of Agent and the Banks to be properly noted thereon. Pledgor hereby authorizes Agent or Agent's designated agent (but without obligation by Agent to do so) to incur Related Expenses (whether prior to, upon, or subsequent to any Event of Default hereunder), and Pledgor shall promptly repay, reimburse, and indemnify Agent for any and all Related Expenses. If Pledgor fails to keep and maintain the Equipment in good operating condition, Agent may (but shall not be required to) so maintain or repair all or any part of the Equipment and the cost thereof shall be a Related Expense. All Related Expenses are payable to Agent upon demand therefor.

     12. COLLECTIONS AND RECEIPT OF PROCEEDS BY PLEDGOR. Prior to exercise by Agent and the Majority Banks of their rights under this Agreement, both (a) the lawful collection and enforcement of all of Pledgor's Accounts, and (b) the lawful receipt and retention by Pledgor of all Proceeds of all of Pledgor's Accounts and Inventory shall be as the agent of Agent and the Banks. Upon written notice to Pledgor from Agent after an Event of Default, a Cash Collateral Account shall be opened by Pledgor at the main office of Agent and all such lawful collections of Pledgor's Accounts and such Proceeds of Pledgor's Accounts and Inventory shall be remitted daily by Pledgor to Agent in the form in which they are received by Pledgor, either by mailing or by delivering such collections and Proceeds to Agent, appropriately endorsed for deposit in the Cash Collateral Account. In the event that such notice is given to Pledgor from Agent, Pledgor shall not commingle such collections or Proceeds with any of Pledgor's other funds or property, but shall hold such collections and Proceeds separate and apart therefrom upon an express trust for Agent. In such case, Agent may, in its sole discretion at any time and from time to time, apply all or any portion of the account balance in the Cash Collateral Account as a credit against the Debt. If any remittance shall be dishonored, or if, upon final payment, any claim with respect thereto shall be made against Agent on its warranties of collection, Agent may charge the amount of such item against the Cash Collateral Account or any other Deposit Account maintained by Pledgor with Agent, and, in any event, retain the same and Pledgor's interest therein as additional security for the Debt. Agent may, in its sole discretion, at any time and from time to time, release funds from the Cash Collateral Account to

Pledgor for use in Pledgor's business. The balance in the Cash Collateral Account may be withdrawn by Pledgor upon termination of this Agreement and payment in full of all of the Debt. At Agent's request after the occurrence of an Event of Default, Pledgor shall cause all remittances representing collections and Proceeds of Collateral to be mailed to a lock box in Cleveland, Ohio, to which Agent shall have access for the processing of such items in accordance with the provisions, terms, and conditions of Agent's customary lock box agreement.

     13. COLLECTIONS AND RECEIPT OF PROCEEDS BY AGENT. After the occurrence of an Event of Default, Agent shall, at all times, have the right, but not the duty, to collect and enforce any or all of the Accounts as Agent may deem advisable and, if Agent shall at any time or times elect to do so in whole or in part, Agent shall not be liable to Pledgor except for willful misconduct, if any. Pledgor hereby constitutes and appoints Agent, or Agent's designated agent, as Pledgor's attorney-in-fact to exercise, at any time after the occurrence of an Event of Default, all or any of the following powers which, being coupled with an interest, shall be irrevocable until the complete and full payment of all of the Debt:

     (a) to receive, retain, acquire, take, endorse, assign, deliver, accept, and deposit, in Agent's name or Pledgor's name, any and all of Pledgor's cash, instruments, chattel paper, documents, Proceeds of Accounts, Proceeds of Inventory, collection of Accounts, and any other writings relating to any of the Collateral. Pledgor hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and any and all other similar notices with respect thereto, regardless of the form of any endorsement thereof. Neither Agent nor the Banks shall be bound or obligated to take any action to preserve any rights therein against prior parties thereto;

     (b) to transmit to Account Debtors, on any or all of Pledgor's Accounts, notice of assignment to Agent, for the benefit of the Banks, thereof and the security interest of Agent, for the benefit of the Banks, and to request from such Account Debtors at any time, in Agent's name or in Pledgor's name, information concerning Pledgor's Accounts and the amounts owing thereon;

     (c) to transmit to purchasers of any or all of Pledgor's Inventory, notice of the security interest of Agent, for the benefit of the Banks, and to request from such purchasers at any time, in Agent's name or in Pledgor's name, information concerning Pledgor's Inventory and the amounts owing thereon by such purchasers;

     (d) to notify and require Account Debtors on Pledgor's Accounts and purchasers of Pledgor's Inventory to make payment of their indebtedness directly to Agent, for the benefit of the Banks;

     (e) to enter into or assent to such amendment, compromise, extension, release or other modification of any kind of, or substitution for, the accounts or any thereof as Agent in its reasonable discretion may deem to be advisable;

     (f) to enforce the Accounts or any thereof, or any other Collateral, by suit or otherwise, to maintain any such suit or other proceeding in Agent's own name or in Pledgor's name, and to withdraw any such suit or other proceeding. Pledgor agrees to lend every assistance requested by Agent in respect of the foregoing, all at no cost or expense to Agent or the Banks and including, without limitation, the furnishing of such witnesses and of such records and other writings as Agent may require in connection with making legal proof of any Account. Pledgor agrees to reimburse Agent and the Banks in full for all court costs and reasonable attorneys' fees and every other cost, expense or liability, if any, incurred or paid by Agent or the Banks in connection with the foregoing, which obligation of Pledgor shall constitute Debt, shall be secured by the Collateral and shall bear interest, until paid, at the Default Rate; and

     (g) to accept all collections in any form relating to the Collateral, including remittances that may reflect deductions, and to deposit the same, into Pledgor's Cash Collateral Account or, at the option of Agent, to apply them as a payment on the Debt.

     14. USE OF INVENTORY AND EQUIPMENT. Until an Event of Default shall occur, Pledgor may (a) retain possession of and use its Inventory and Equipment in any lawful manner not inconsistent with this Agreement or with the terms, conditions, or provisions of any policy of insurance thereon; (b) sell or lease its Inventory in the ordinary course of business; provided, however, that a sale or lease in the ordinary course of business does not include a transfer in partial or total satisfaction of any indebtedness, except for transfers in satisfaction of partial or total purchase money prepayments by a buyer in the ordinary course of Pledgor's business; and (c) use and consume raw materials or supplies, the use and consumption of which are necessary in order to carry on Pledgor's business.

     15.    [INTENTIONALLY OMITTED]

     16.    DEFAULT AND REMEDIES.

     16.1.  Any of the following shall constitute an Event of Default under this
Agreement: (a) an Event of Default, as defined in the Credit Agreement, shall occur under the Credit Agreement; (b) any representation, warranty or statement made by Pledgor in or pursuant to this Agreement or in any other writing received by Agent or the Banks in connection with the Debt shall be false or erroneous in any material respect; or (c) Pledgor shall fail or omit to perform or observe any agreement made by Pledgor in or pursuant to this Agreement or in any other writing received by Agent or any Bank pursuant hereto.

     16.2. Upon the occurrence of an Event of Default hereunder, and at all times thereafter, Agent and the Banks shall have the rights and remedies of a secured party under the Ohio Revised Code, in addition to the rights and remedies of a secured party provided elsewhere within this Agreement or in any other Related Writing executed by Pledgor. Agent may require Pledgor to assemble the Collateral, which Pledgor agrees to do, and make it available to Agent at a reasonably convenient place to be designated by Agent. Agent may, with or without notice to or demand upon Pledgor and with or without the aid of legal process, make use of such force as may be necessary to enter any premises where the Collateral, or any thereof, may be found and to take possession thereof (including anything found in or on the Collateral that is not specifically described in this Agreement, each of which findings shall be considered to be an accession to and a part of the Collateral) and for that purpose may pursue the Collateral wherever the same may be found, without liability for trespass or damage caused thereby to Pledgor. After any delivery or taking of possession of the Collateral, or any thereof, pursuant to this Agreement, then, with or without resort to Pledgor or any other Person or property, all of which Pledgor hereby waives, and upon such terms and in such manner as Agent may deem advisable, Agent, in its discretion, may sell, assign, transfer and deliver any of the Collateral at any time or, from time to time. No prior notice need be given to Pledgor or to any other Person in the case of any sale of Collateral that Agent determines to be perishable or to be declining speedily in value or that is customarily sold in any recognized market, but in any other case Agent shall give Pledgor no fewer than ten (10) days prior notice of either the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Pledgor waives advertisement of any such sale and (except to the extent specifically required by the preceding sentence) waives notice of any kind in respect of any such sale. At any such public sale, Agent or any Bank may purchase the Collateral, or any part thereof, free from any right of redemption, all of which rights Pledgor hereby waives and releases. After deducting all Related Expenses, and after paying all claims, if any, secured by liens having precedence over this Agreement, Agent may apply the net proceeds of each such sale to or toward the payment of the Debt, whether or not then due, in such order and by such division as Agent in its sole discretion may deem advisable. Any excess, to the extent permitted by law, shall be paid to Pledgor, and the obligors on the Debt shall remain liable for any deficiency. In addition, Agent shall at all times have the right to obtain new appraisals of Pledgor or the Collateral, the cost of which shall be paid by Pledgor.

     17.    MAXIMUM LIABILITY OF PLEDGOR.

     17.1.  Pledgor's Liability Limited in Amount.  Subject to subsection 17.5
            -------------------------------------
hereof, but otherwise notwithstanding anything to the contrary contained in this Agreement, the maximum amount of the Debt secured by this Agreement shall not exceed the sum of (a) that portion of the Loans and Letters of Credit the proceeds of which are used by Borrower to make Valuable Transfers (as hereinafter defined) to Pledgor, plus (b) ninety-five percent (95%) of the Adjusted Net Worth (as hereinafter defined), but only to the extent that the Adjusted Net Worth is a positive number, of Pledgor at the date of this Agreement.

     17.2.  Definition of Terms Used in Section 17.  For purposes of this
            --------------------------------------
Section 17:

            "Adjusted Net Worth" shall mean, as of any date of determination thereof, the excess of (a) the amount of the fair saleable value (or fair valuation, if relevant under applicable law) of the assets of Pledgor as of the date of such determination, determined in accordance with applicable federal and state laws governing determinations of insolvency of debtors, over (b) the amount of all liabilities of Pledgor, contingent or otherwise, as of the date of such determination, determined in accordance with applicable federal and state law as referenced in the preceding clause (a), and in all events prior to giving effect to Valuable Transfers.

            "Incurred Amount" shall mean the maximum amount for which Pledgor may be liable under this Agreement (after giving effect to the incurring of the obligations under this Agreement and to any rights to contribution of Pledgor from other affiliates of Borrower) without rendering the rights to payment hereunder of Bank void, voidable or avoidable under any applicable fraudulent transfer law.

            "Valuable Transfer" shall mean (a) all loans, advances or capital contributions made to Pledgor with proceeds of the Loans and Letters of Credit;
(b) the fair market value of all property acquired with proceeds of the Loans and Letters of Credit and transferred to Pledgor; (c) the interest on and the fees in respect of the Loans and Letters of Credit, the proceeds of which are used to make such a Valuable Transfer; and (d) the value of any quantifiable economic benefits not included in clauses (a) through (c) above, but includable in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to Pledgor as a result of the Loans and Letters of Credit.

     17.3.  Debt May Exceed Pledgor's Maximum Liability.  Pledgor agrees that
            -------------------------------------------
the Debt may at any time and from time to time exceed the maximum amount of the Debt secured by this Agreement without impairing this Agreement or affecting the rights and remedies of Agent or the Banks hereunder.

     17.4.  Pledgor's Liability Not Reduced by Payments by Others.  No payment
            -----------------------------------------------------
or payments made by Borrower, Pledgor or any other Person or received or collected by Agent or the Banks from Borrower, Pledgor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Debt shall be deemed to modify, reduce, release or otherwise affect the amount of the Debt secured by this Agreement and this Agreement shall, notwithstanding any such payment or payments (other than payments made to Agent or the Banks by Pledgor or payments received or collected by Agent or the Banks from Pledgor), secure the Debt up to the maximum amount of the Debt secured by this Agreement as set forth above until the Debt is indefeasibly paid in full in cash.

     17.5.  Adjustments to Maximum Liability.  Anything in this Section 17 to
            --------------------------------
the contrary notwithstanding, in no event shall the amount of the Debt secured by this Agreement as set forth in subsections 17.1 through 17.4 hereof exceed the Incurred Amount; and further provided that, if a greater amount of the Debt than the maximum liability set forth in this Section 17, (a) could be secured by Pledgor as a result of an increase in Pledgor's Adjusted Net Worth subsequent to the date of this Agreement, and (b) is equal to or less than the Incurred Amount, then the amount of Pledgor's maximum liability calculated in subsection
17.1 hereof shall be calculated based upon Pledgor's Adjusted Net Worth on such later date, rather than the date of execution of this Agreement.

     18. INTERPRETATION. Each right, power or privilege specified or referred to in this Agreement is cumulative and in addition to and not in limitation of any other rights, powers and privileges that Agent or the Banks may otherwise have or acquire by operation of law, by contract or otherwise. No course of dealing by Agent or the Banks in respect of, nor any omission or delay by Agent or the Banks in the exercise of, any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or of any other right, power or privilege, as Agent or the Banks may exercise each such right, power or privilege either independently or concurrently with others and as often and in such order as Agent and the Banks may deem expedient. No waiver, consent or other agreement shall be deemed to have been made by Agent or the Banks or be binding upon Agent or the Banks in any case unless specifically granted by Agent in writing, and each such writing shall be strictly construed. If, at any time, one or more provisions of this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Pledgor hereby authorizes Agent to file financing statements with respect to the Collateral. A carbon, photographic, or other reproduction of this Agreement may be used as a financing statement. The captions to sections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement.

     19. NOTICE. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to Pledgor, mailed or delivered to it, addressed to it at the address specified on the signature page of this Agreement, if to a Bank, mailed or delivered to it, addressed to the address of such Bank specified on the signature pages of the Credit Agreement. All notices, statements, requests, demands and other communications provided for hereunder shall be given by overnight delivery or first class mail with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that all notices hereunder shall not be effective until received.

     20. GOVERNING LAW; SUBMISSION TO JURISDICTION. The provisions of this Agreement and the respective rights and duties of Pledgor, Agent and the Banks hereunder shall be governed by and construed in accordance with Ohio law, without regard to principles of conflict of laws. Pledgor hereby irrevocably submits to the non-exclusive jurisdiction of any Ohio state or federal court sitting in Cleveland, Ohio, over any action or proceeding arising out of or relating to this Agreement, any Loan Document or any Related Writing, and Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Ohio state or federal court. Pledgor hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Pledgor agrees that a final, nonappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     21. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Pledgor and Pledgor's successors and assigns and shall inure to the benefit of, be enforceable and

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

exercisable by and be binding upon Agent on behalf of and for the benefit of the Banks and their respective successors and assigns.

     22. TERMINATION. At such time as the Debt has been irrevocably paid in full, the Commitment, as defined in the Credit Agreement, terminated, and the Credit Agreement terminated and not replaced by any other credit facility with Agent and the Banks, this Agreement shall terminate and, upon written request of Pledgor, Agent shall promptly execute and deliver to Pledgor appropriate termination statements.

     23. ENTIRE AGREEMENT. This Agreement integrates all of the terms and conditions as to the Collateral and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

                 [Remainder of page intentionally left blank.]

     24. JURY TRIAL WAIVER. PLEDGOR, AGENT AND THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG PLEDGOR, BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

     Executed as of the 3rd day of April, 2000, at Cleveland, Ohio.

Address: 1100 Superior Avenue
         Cleveland, Ohio 44114

                                   EXHIBIT H

                                    FORM OF

                 COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

     1.   RECITALS.

     OGLEBAY NORTON COMPANY, formerly known as Oglebay Norton Holding Company, a Delaware corporation (together with its successors and assigns, "Borrower"), as assignee of ON Marine Services Company, formerly known as Oglebay Norton Company ("Original Borrower"), is a party to the Credit Agreement, as hereinafter defined, with the financial institutions listed on Schedule 1 to the Credit
                                                   ----------
Agreement (collectively, together with their respective successors and assigns, "Banks" and individually, "Bank") and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Banks ("Agent"). [__________________________], a [___________] [corporation] [limited liability company] [limited partnership] ("Pledgor"), desires that the Banks grant the financial accommodations to Borrower as described in the Credit Agreement.

     Pledgor, a subsidiary of Borrower [FOR OGLEBAY NORTON MARINE SERVICES COMPANY, L.L.C. ADD HERE: that is a transferee of certain assets of Original Borrower and] whose financing is provided by the Loans and Letters of Credit, as hereinafter defined, deems it to be in the direct pecuniary and business interests of Pledgor that Borrower obtain from the Banks the Commitment, as defined in the Credit Agreement, and the Loans and Letters of Credit provided for in the Credit Agreement.

     Pledgor understands that the Banks are willing to grant such financial accommodations to Borrower pursuant to the Credit Agreement only upon certain terms and conditions, one of which is that Pledgor grant to Agent, for the benefit of the Banks, a security interest in and an assignment of the Collateral, as hereinafter defined, and this Collateral Assignment and Security Agreement (as the same may from time to time be amended, restated or otherwise modified, this "Agreement") is being executed and delivered in consideration of each financial accommodation granted to Borrower by the Banks and for other valuable considerations.

     2. DEFINITIONS. As used herein, the following terms shall have the following meanings:

     2.1. "Collateral" shall mean, collectively, all of Pledgor's existing and future (a) patents, patent registrations, patent applications, trademarks, trademark registrations, trademark applications and copyright registrations, whether federal or state, including, but not limited to, those listed on Schedule A hereto (as such Schedule A may from time to time be amended,
----------                 ----------
supplemented or otherwise modified); (b) common law trademark rights, copyrights, improvements and inventions; (c) renewals, proceeds on infringement suits, and rights to sue for past, present and future infringements relating to any of the foregoing; (d) goodwill associated with any of the foregoing; and (e) proceeds of any of the foregoing.

     2.2. "Credit Agreement" shall mean the Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, executed by and among Borrower, Agent and the Banks (as the same may from time to time be further amended, restated or otherwise modified).

     2.3. "Debt" shall mean, collectively, (a) all Loans and Letters of Credit;
(b) all other indebtedness now owing or hereafter incurred by Borrower or Original Borrower to Agent or any Bank pursuant to the Credit Agreement and any Note executed in connection therewith; (c) each renewal, extension, consolidation or refinancing of any of the foregoing, in whole or in part; (d) all interest from time to time accruing on any of the foregoing, and all fees and other amounts payable by Borrower to Agent or any Bank pursuant to the Credit Agreement; (e) all obligations and liabilities now existing or hereafter incurred to Agent or any Bank under, arising out of, or in connection with any Hedge Agreement; (f) all amounts payable by Borrower to Agent or any Bank pursuant to the Credit Agreement or any Related Writing; and (g) all Related Expenses.

     2.4. "Hedge Agreement" shall mean any currency swap or hedge agreement, interest rate swap, cap, collar or floor agreement, or other interest rate management device entered into by Borrower or Original Borrower with Agent or any of the Banks, or any of their respective affiliates in connection with the Debt.

     2.5. "Letter of Credit" shall mean any Letter of Credit, as defined in the Credit Agreement, issued pursuant to the Credit Agreement.

     2.6. "Loan" shall mean any Loan, as defined in the Credit Agreement, granted pursuant to the Credit Agreement.

     2.7. "Person" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, institution, trust, estate, government or other agency or political subdivision thereof or any other entity.

     2.8. "Related Expenses" shall mean any and all reasonable costs, liabilities, and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorneys' fees, legal expenses, judgments, suits, and disbursements) (a) incurred by, imposed upon, or asserted against, Agent or any Bank in any attempt by Agent or any Bank to (i) obtain, preserve, perfect, or enforce any security interest evidenced by this Agreement, the Credit Agreement or any Related Writing, as defined in the Credit Agreement;
(ii) obtain payment, performance, and observance of any and all of the Debt; or
(iii) maintain, insure, audit, collect, preserve, repossess, and dispose of any of the Collateral or any other collateral securing the Debt, including, without limitation, costs and expenses for appraisals, assessments, and audits of Pledgor or any such collateral; or (b) incidental or related to (a) above, including, without

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

limitation, interest thereupon from the date incurred, imposed, or asserted until paid at the Default Rate, as defined in the Credit Agreement.

Except as specifically defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings ascribed to them in the Credit Agreement. Unless otherwise defined in this Section 2, terms that are defined in Chapter 1309 of the Ohio Revised Code, as in effect from time to time, are used herein as so defined.

     3. GRANT OF ASSIGNMENT AND SECURITY INTEREST. In consideration of and as security for the full and complete payment of all of the Debt, Pledgor hereby agrees that Agent, for the benefit of the Banks, shall at all times have, and hereby grants to Agent, for the benefit of the Banks, a security interest in and assignment of all of the Collateral, including (without limitation) all of Pledgor's future Collateral, irrespective of any lack of knowledge by Bank of the creation or acquisition thereof.

     4. WARRANTIES AND REPRESENTATIONS. Pledgor represents and warrants to Agent and the Banks that each of the following statements is true and complete:

     (a) Pledgor owns the Collateral and, whether the same are registered or unregistered, no such Collateral has been adjudged invalid or unenforceable.

     (b)  The Collateral is valid and enforceable.

     (c) Pledgor has no knowledge of any claim that the use of any of the Collateral does or may violate the rights of any third person.

     (d) Except for the liens granted in this Agreement or permitted by the Credit Agreement, Pledgor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Collateral, free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, registered user agreements and covenants by Pledgor not to sue third persons.

     (e) Pledgor has full power, authority and legal right to pledge the Collateral and enter into this Agreement and perform its terms.

     (f) Pledgor has used, and will continue to use, for the duration of this Agreement, proper statutory notice in connection with its use of the Collateral, except where the failure to do so will not have a material adverse effect.

     5. RIGHT TO USE. Unless and until there shall have occurred an Event of Default (as that term is defined in Section 8 of this Agreement), Agent and the Banks, to the extent permitted by law, hereby grants to Pledgor the exclusive, royalty-free, world-wide, nontransferable right and license to use the Collateral on and in connection with products manufactured, distributed, or both by or in connection with products sold by Pledgor, for

Pledgor's sole benefit and account and for none other. Pledgor shall not enter into any agreement which is inconsistent with Pledgor's obligations under this Agreement and shall not otherwise sell or assign its interest in, or grant any sublicense under, the license granted to Pledgor hereunder, without Agent's prior written consent. Absent such prior written consent, any attempted sale or license is null and void.

     6. RIGHT TO INSPECT. Pledgor hereby grants to Agent and its employees and agents the right, during regular business hours, to visit Pledgor's plants and facilities or the plants and facilities of any subcontractors which manufacture, inspect, sell or store products sold under any of the Collateral, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours, at Pledgor's expense.

     7.   STANDARD PATENT AND TRADEMARK USE.

     Pledgor shall not use the Collateral in any manner that would jeopardize the validity or legal status thereof. Pledgor shall comply with all patent marking requirements as specified in 35 U.S.C. (S)287. Pledgor shall further conform its usage of any trademarks to standard trademark usage, including, but not limited to, using the trademark symbols (R), (TM), and (SM) where appropriate.

     8.   EVENT OF DEFAULT.

     (a) The occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

          (i) If an Event of Default, as defined in the Credit Agreement, shall occur under the Credit Agreement; or

          (ii) If Pledgor shall fail to perform any obligation of Pledgor to be performed under this Agreement and the same shall not have been fully corrected within thirty (30) days after the giving of written notice thereof to Pledgor by Agent.

     (b) If any Event of Default shall have occurred, Pledgor irrevocably authorizes and empowers Agent, on behalf of the Banks, to terminate Pledgor's use of the Collateral and to exercise such rights and remedies as allowed by law. Without limiting the generality of the foregoing, Agent may immediately sell at public or private sale, in a commercially reasonable manner, or otherwise realize upon all or, from time to time, any of the Collateral together with the associated goodwill, or any interest which Pledgor may have therein, and, after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable expenses for attorneys' and brokers' fees and other legal services), Agent shall apply the residue of such proceeds against payment of the Debt for the benefit of the Banks. Any remainder of the proceeds, after payment in full of the Debt, shall be distributed in accordance with the Chapter 1309 of the Ohio Revised Code.
Notice of any sale or other disposition of the Collateral shall be given to Pledgor at least five (5) business days before the time of any intended public or private sale or other disposition of the Collateral is to be made, which Pledgor hereby

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

agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Agent or any Bank may, to the extent permissible under applicable law, purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of Pledgor, which right is hereby waived and released.

     9. TERMINATION. At such time as the Debt has been irrevocably paid in full, the Commitment, as defined in the Credit Agreement, terminated, and the Credit Agreement terminated and not replaced by any other credit facility with Agent and the Banks, this Agreement shall terminate and Agent shall execute and deliver to Pledgor all deeds, assignments, and other instruments as may be necessary or proper to release Agent's security interest in and assignment of the Collateral and to re-vest in Pledgor full title to the Collateral, subject to any disposition thereof which may have been made by Agent pursuant hereto.

     10. MAINTAINING COLLATERAL, ATTORNEYS' FEES, COSTS AND EXPENSES. Pledgor shall have the obligation and duty to perform all acts necessary to maintain or preserve the Collateral, provided that Pledgor shall not be obligated to maintain any Collateral in the event Pledgor determines, in the reasonable business judgment of Pledgor, that the maintenance of such Collateral is no longer necessary in Pledgor's business. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including, without limitation, the attorneys' fees and legal expenses incurred by Agent and the Banks in connection with the amendment and enforcement of this Agreement, all renewals, required affidavits and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by Pledgor, upon demand by Agent, and, until so paid, shall be added to the principal amount of the Debt.

     11. PLEDGOR'S OBLIGATIONS TO PROSECUTE. Except as otherwise agreed to by Agent in writing, Pledgor shall have the duty to prosecute diligently any patent application or trademark application pending as of the date of this Agreement or thereafter until the Debt shall have been paid in full, to file and prosecute opposition and cancellation proceedings and to do any and all acts which are necessary or desirable to preserve and maintain all rights in the Collateral, including, but not limited to, payment of any maintenance fees. Any expenses incurred in connection with the Collateral shall be borne by Pledgor. Pledgor shall not abandon any Collateral without the prior written consent of Agent, unless such abandonment will not have a material adverse effect on Pledgor or such abandonment is in connection with the abandonment of a product or product line.

     12. AGENT'S RIGHTS TO ENFORCE. Pledgor shall have the right to bring any opposition proceedings, cancellation proceedings or lawsuit in its own name to enforce or protect the Collateral. Agent and the Banks shall have the right, but shall have no obligation, to join in any such action. Pledgor shall promptly, upon demand, reimburse and indemnify Agent and the Banks for all damages, costs and expenses, including attorneys' fees incurred by Agent in connection with the provisions of this Section 12, in the event Agent and the Banks elect to join in any such action commenced by Pledgor.

     13. POWER OF ATTORNEY. Pledgor hereby authorizes and empowers Agent, on behalf of the Banks, to make, constitute and appoint any officer or agent of Agent as Agent may select, in its exclusive discretion, as Pledgor's true and lawful attorney-in-fact, with the power to endorse, after the occurrence of an Event of Default, Pledgor's name on all applications, documents, papers and instruments necessary for Agent to use the Collateral, or to grant or issue any exclusive or nonexclusive license under the Collateral to any third party, or necessary for Agent to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral, together with associated goodwill to a third party or parties. Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

     14. AGENT'S RIGHT TO PERFORM OBLIGATIONS. If Pledgor fails to comply with any of its obligations under this Agreement, Agent, on behalf of the Banks, may, but is not obligated to, do so in Pledgor's name or in Agent's name, but at Pledgor's expense, and Pledgor hereby agrees to reimburse Agent on demand in full for all expenses, including reasonable attorneys' fees, incurred by Agent in protecting, defending and maintaining the Collateral.

     15. ADDITIONAL DOCUMENTS. Pledgor shall, upon written request of Agent, enter into such additional documents or instruments as may be required by Agent in order to effectuate, evidence or perfect Agent's interests in the Collateral as evidenced by this Agreement.

     16. NEW COLLATERAL. If, before the Debt shall have been satisfied in full, Pledgor shall obtain rights to any new Collateral, the provisions of
Section 1 shall automatically apply thereto as if the same were identified on Schedule A as of the date hereof and Pledgor shall give Agent prompt written
----------
notice thereof.

     17. MODIFICATION FOR NEW COLLATERAL. Pledgor hereby authorizes Agent to modify this Agreement by amending Schedule A to include any future Collateral as
                                  ----------
contemplated by Sections 1 and 16 hereof and, at Agent's request, Pledgor shall execute any documents or instruments required by Agent in order to modify this Agreement as provided in this Section 17, provided that any such modification to Schedule A shall be effective without the signature of Pledgor.
----------

     18. NO WAIVER. No course of dealing between Pledgor and Agent and the Banks, nor any failure to exercise, nor any delay in exercising, on the part of Agent or the Banks, any right, power or privilege hereunder, under any of the Loan Documents, or any other document executed in connection with any of the foregoing shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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

     19.   MAXIMUM LIABILITY OF PLEDGOR.

     19.1. Pledgor's Liability Limited in Amount.  Subject to subsection 19.5
           -------------------------------------
hereof, but otherwise notwithstanding anything to the contrary contained in this Agreement, the maximum amount of the Debt secured by this Agreement shall not exceed the sum of (a) that portion of the Loans and Letters of Credit the proceeds of which are used by Borrower to make Valuable Transfers (as hereinafter defined) to Pledgor, plus (b) ninety-five percent (95%) of the Adjusted Net Worth (as hereinafter defined), but only to the extent that the Adjusted Net Worth is a positive number, of Pledgor at the date of this Agreement.

     19.2. Definition of Terms Used in Section 19.  For purposes of this
           --------------------------------------
Section 19:

           "Adjusted Net Worth" shall mean, as of any date of determination thereof, the excess of (a) the amount of the fair saleable value (or fair valuation, if relevant under applicable law) of the assets of Pledgor as of the date of such determination, determined in accordance with applicable federal and state laws governing determinations of insolvency of debtors, over (b) the amount of all liabilities of Pledgor, contingent or otherwise, as of the date of such determination, determined in accordance with applicable federal and state law as referenced in the preceding clause (a), and in all events prior to giving effect to Valuable Transfers.

           "Incurred Amount" shall mean the maximum amount for which Pledgor may be liable under this Agreement (after giving effect to the incurring of the obligations under this Agreement and to any rights to contribution of Pledgor from other affiliates of Borrower) without rendering the rights to payment hereunder of Bank void, voidable or avoidable under any applicable fraudulent transfer law.

           "Valuable Transfer" shall mean (a) all loans, advances or capital contributions made to Pledgor with proceeds of the Loans and Letters of Credit;
(b) the fair market value of all property acquired with proceeds of the Loans and Letters of Credit and transferred to Pledgor; (c) the interest on and the fees in respect of the Loans and Letters of Credit, the proceeds of which are used to make such a Valuable Transfer; and (d) the value of any quantifiable economic benefits not included in clauses (a) through (c) above, but includable in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to Pledgor as a result of the Loans and Letters of Credit.

     19.3. Debt May Exceed Pledgor's Maximum Liability.  Pledgor agrees that
           -------------------------------------------
the Debt may at any time and from time to time exceed the maximum amount of the Debt secured by this Agreement without impairing this Agreement or affecting the rights and remedies of Agent or the Banks hereunder.

     19.4. Pledgor's Liability Not Reduced by Payments by Others.  No payment
           -----------------------------------------------------
or payments made by Borrower, Pledgor or any other Person or received or collected by Agent or the Banks from Borrower, Pledgor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Debt shall be deemed to modify, reduce, release or otherwise affect the amount of the Debt secured by this Agreement and this Agreement shall, notwithstanding any such payment or payments (other than payments made to Agent or the Banks by Pledgor or payments received or collected by Agent or the Banks from Pledgor), secure the Debt up to the maximum amount of the Debt secured by this Agreement as set forth above until the Debt is indefeasibly paid in full in cash.

     19.5. Adjustments to Maximum Liability.  Anything in this Section 19 to
           --------------------------------
the contrary notwithstanding, in no event shall the amount of the Debt secured by this Agreement as set forth in subsections 19.1 through 19.4 hereof exceed the Incurred Amount; and further provided that, if a greater amount of the Debt than the maximum liability set forth in this Section 19, (a) could be secured by Pledgor as a result of an increase in Pledgor's Adjusted Net Worth subsequent to the date of this Agreement, and (b) is equal to or less than the Incurred Amount, then the amount of Pledgor's maximum liability calculated in subsection
19.1 hereof shall be calculated based upon Pledgor's Adjusted Net Worth on such later date, rather than the date of execution of this Agreement.

     20. REMEDIES CUMULATIVE. All of the rights and remedies of Agent and the Banks with respect to the Collateral, whether established hereby or by any other Loan Document, or by any other agreements or by law shall be cumulative and may be executed singularly or concurrently.

     21. SEVERABILITY. The provisions of this Agreement are severable, and, if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     22. MODIFICATIONS. This Agreement may be amended or modified only by a writing signed by the parties hereto, except as provided in Section 17 above. In the event that any provision herein is deemed to be inconsistent with any provision of any other Loan Documents (except the Credit Agreement) relating to the Collateral, the provisions of this Agreement shall control.

     23. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties, except that Pledgor may not assign any of its rights or duties hereunder without the prior written consent of Agent. Any attempted assignment or transfer without the prior written consent of Agent shall be null and void.

     24. NOTICE. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to Pledgor, mailed or delivered to it, addressed to it at the address specified on the signature page to this Agreement, if to Agent or a Bank, mailed or delivered to it, addressed to the address of Agent or such Bank specified on the signature pages of the Credit Agreement. All notices, statements, requests, demands and other communications provided for hereunder shall be given by overnight delivery or first class mail with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that notices pursuant to any of the provisions hereof shall not be effective until received.

     25. GOVERNING LAW/JURISDICTION. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Ohio, without regard to principles of conflicts of law. Pledgor hereby consents to the personal jurisdiction of the state and federal courts of the State of Ohio in connection with any controversy related to this Agreement, waives any argument that venue in such forums is not convenient and agrees that any litigation initiated by Pledgor against Agent or any Bank shall be venued in the State or Federal District Courts of Ohio.

                 [Remainder of page intentionally left blank.]

     26. JURY TRIAL WAIVER. PLEDGOR, AGENT AND THE BANKS, TO THE EXTENT PERMITTED BY LAW, EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, THE BANKS AND PLEDGOR, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the 3rd day of April, 2000.


Address:        1100 Superior Avenue
        [_________________________________]
             Cleveland, Ohio 44114
             Attention: Treasurer


        Title:_____________________________


                                             KEYBANK NATIONAL ASSOCIATION,
                                               as Agent


        By:_________________________________

        Title:______________________________

                                ACKNOWLEDGMENTS


THE STATE OF _________    )
                          ) SS:
COUNTY OF _____________   )

     BEFORE ME, the undersigned authority, on this day personally appeared _________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said OGLEBAY NORTON COMPANY, a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____ day of __________, 2000.


                                             _______________________________
                                             NOTARY PUBLIC



THE STATE OF _________    )
                          ) SS:
COUNTY OF ___________     )

     BEFORE ME, the undersigned authority, on this day personally appeared ____________ known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said KEYBANK NATIONAL ASSOCIATION, a national banking association, and that he executed the same as the act of such national banking association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____ day of ____________,
2000.


                                             _______________________________
                                             NOTARY PUBLIC

                                  SCHEDULE A

                                   EXHIBIT I

                                    FORM OF

                               PLEDGE AGREEMENT

                                   RECITALS:
                                   --------

     OGLEBAY NORTON COMPANY, formerly known as Oglebay Norton Holding Company, a Delaware corporation (together with its successors and assigns, "Borrower"), as assignee of ON Marine Services Company, formerly known as Oglebay Norton Company ("Original Borrower"), the financial institutions listed on Schedule 1 to the
                                                            ----------
Credit Agreement, as hereinafter defined, (collectively, "Banks", and individually, "Bank") and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Banks ("Agent"), are parties to the Credit Agreement, pursuant to which Borrower may obtain the Loans, as hereinafter defined, and the Letters of Credit, as hereinafter defined, all upon certain terms and conditions. [_______________________], a [__________] [corporation] [limited liability company] [limited partnership] ("Pledgor"), desires that the Banks grant the financial accommodations to Borrower as described in the Credit Agreement.

     Pledgor, a subsidiary of Borrower [FOR OGLEBAY NORTON MARINE SERVICES COMPANY, L.L.C. ADD HERE: that is a transferee of certain assets of Original Borrower and] whose financing is provided by the Loans and Letters of Credit, deems it to be in the direct pecuniary and business interests of Pledgor that Borrower obtain from the Banks the Commitment, as defined in the Credit Agreement, and the Loans and Letters of Credit provided for in the Credit Agreement.

     Pledgor understands that the Banks are willing to grant such financial accommodations to Borrower only upon certain terms and conditions, one of which is that Pledgor grant to Agent, for the benefit of the Banks, a security interest in and an assignment of the Collateral, as hereinafter defined, and this Agreement (as the same may from time to time be amended, restated or otherwise modified, this "Agreement") is being executed and delivered in consideration of each financial accommodation, if any, granted to Borrower by the Banks and for other valuable considerations.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees as follows:

     1.   Definitions.  As used herein, the following terms shall have the
          -----------
following meanings:

     "Collateral" shall mean, collectively, the Pledged Securities and each addition, if any, thereto and each substitution, if any, therefor, in whole or in part, the certificates representing the Pledged Securities, and the dividends, cash, instruments and other property distributed in respect of and other proceeds of any of the foregoing.

     "Credit Agreement" shall mean the Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, executed by and among Borrower, Agent and the Banks (as the same may from time to time be further amended, restated or otherwise modified).

     "Debt" shall mean, collectively, (a) all Loans and Letters of Credit; (b) all other indebtedness now owing or hereafter incurred by Borrower or Original Borrower to Agent or any Bank pursuant to the Credit Agreement and the Notes executed in connection therewith; (c) each renewal, extension, consolidation or refinancing of any of the foregoing, in whole or in part; (d) all interest from time to time accruing on any of the foregoing, and all fees and other amounts payable by Borrower to Agent or any Bank pursuant to the Credit Agreement; (e) all obligations and liabilities now existing or hereafter incurred to Agent or the Banks under, arising out of, or in connection with any Hedge Agreement; (f) all other amounts payable by Borrower to Agent or any Bank pursuant to the Credit Agreement or any Related Writing; and (g) all Related Expenses.

     "Event of Default" shall mean an event or condition that constitutes an event of default pursuant to Section 7 hereof.

     "Letter of Credit" shall mean any Letter of Credit, as defined in the Credit Agreement, issued pursuant to the Credit Agreement.

     "Loan" shall mean any Loan, as defined in the Credit Agreement, granted pursuant to the Credit Agreement.

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, institution, trust, estate, government or other agency or political subdivision thereof or any other entity.

     "Pledged Securities" shall mean all of the shares of stock of each Subsidiary of Pledgor owned by Pledgor, listed, and represented by the stock certificate numbers set forth on, Exhibit A hereto, and all additional shares of
                                  ---------
stock of each Subsidiary of Pledgor owned by Pledgor from time to time or acquired by Pledgor in any manner.

Except as specifically defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings ascribed to them in the Credit Agreement. Unless otherwise defined in this Section 1, terms that are defined in Chapter 1308 or 1309 of the Ohio Revised Code, as in effect from time to time, are used herein as so defined.

     2.   Security Interest.  Pledgor hereby grants to Agent, for the benefit of
          -----------------
the Banks, a security interest in the Collateral as security for the Debt. For the better protection of Agent and the Banks hereunder, Pledgor has executed appropriate transfer powers, in the form of Exhibit B hereto, with respect to
                                            ---------
the Pledged Securities and, concurrently herewith, is depositing the Pledged Securities and the aforesaid transfer powers with Agent, for the benefit of the Banks. Pledgor authorizes Agent, at any time after the occurrence of an Event of Default, to transfer the Pledged Securities into the name of Agent or Agent's nominee, but Agent shall be under no duty to do so. Notwithstanding any provision or inference herein or elsewhere to the contrary, Agent shall have no right to vote the Pledged Securities at any time unless and until there shall have occurred an Event of Default.

     3.   Pledgor's Representations and Warranties.  Pledgor represents and
          ----------------------------------------
warrants to Agent and the Banks as follows:

     3.1. Pledgor is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Securities, and the Pledged Securities are not subject to any pledge, lien, mortgage, hypothecation, security interest, charge, option, warrant, or other encumbrance whatsoever, nor to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor that would include such Pledged Securities, except the security interest created by this Agreement or otherwise securing only Agent and the Banks.

     3.2. All of the Pledged Securities have been duly authorized and validly issued, and are fully paid and non-assessable.

     3.3. Pledgor has full power, authority and legal right to pledge all of the Pledged Securities pursuant to the terms of this Agreement.

     3.4. No consent, license, permit, approval or authorization, filing or declaration with any governmental authority, domestic or foreign, and no consent of any other Person, is required to be obtained by Pledgor in connection with the pledge of the Pledged Securities hereunder, which has not been obtained or made, and is not in full force and effect.

     3.5. The pledge, assignment and delivery of the Pledged Securities hereunder creates a valid first lien on, and a first perfected security interest in, the Pledged Securities and the proceeds thereof.

     3.6. Except as expressly permitted pursuant to Section 5.22 of the Credit Agreement, the Pledged Securities constitute one hundred percent (100%) of the outstanding capital stock of each Subsidiary of Pledgor.

     3.7. Pledgor fully anticipates that the Debt will be repaid without the necessity of selling the Pledged Securities.

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

     3.8. Pledgor has received consideration that is the reasonable equivalent value of the obligations and liabilities that Pledgor has incurred to Agent and the Banks. Pledgor is not insolvent as defined in any applicable state or federal statute, nor will Pledgor be rendered insolvent by the execution and delivery of this Agreement to Agent for the benefit of the Banks. Pledgor is not engaged or about to engage in any business or transaction for which the assets retained by Pledgor are or will be an unreasonably small amount of capital, taking into consideration the obligations to Agent and the Banks incurred hereunder. Pledgor does not intend to incur debts beyond Pledgor's ability to pay them as they mature.

     3.9. If the Pledged Securities are "restricted" within the meaning of Rule 144, or any amendment thereof, promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as determined by counsel for Agent, Pledgor further represents and warrants that (a) Pledgor has been the beneficial owner of the Pledged Securities for a period of at least three (3) years prior to the date hereof, (b) the full purchase price or other consideration for the Pledged Securities has been paid or given at least three (3) years prior to the date hereof, and (c) Pledgor does not have a short position in or any put or other option to dispose of any securities of the same class as the Pledged Securities or any other securities convertible into securities of such class.

     4.   Event of Default.  If an Event of Default shall occur hereunder,
          ----------------
Agent, on behalf of the Banks, may, in Agent's discretion and upon such terms and in such manner as Agent shall deem advisable, sell, assign, transfer and deliver the Collateral, or any part thereof, and, in each case, Agent shall apply the net proceeds of the sale thereof to the Debt, whether or not due, by such allocation as to item and maturity as Agent, in Agent's discretion, may deem advisable. No prior notice need be given to Pledgor or any other Person in the case of any sale of Collateral that Agent in good faith determines to be declining speedily in value or that is customarily sold at any securities exchange or in the over-the-counter market or in any other recognized market; but, in any other case, Agent shall give Pledgor not fewer than five (5) Business Days prior notice of either the date after which any intended private sale may be made or the time and place of any intended public sale. Pledgor waives advertisement of sale and, except to the extent required by the preceding sentence, waives notice of any kind in respect of any sale. At any public sale, Agent or any of the Banks may purchase the Collateral, or any part thereof, free from any right of redemption, which rights are hereby waived and released.

     5.   Term of Agreement.  Irrespective of any action, omission or course of
          -----------------
dealing whatever by Agent or the Banks, this Agreement shall remain in full force and effect until the Debt shall have been paid in full. Without limiting the generality of the foregoing, Pledgor (a) agrees that neither Agent nor any Bank shall have any duty to make any presentment or collection, or to preserve any right of any kind, with reference to the Collateral, and (b) agrees that Agent and the Banks shall at all times have the right to grant any indulgence to Borrower and to deal in any other manner with Borrower, including the granting of any extension, renewal or increase of the Debt or any part thereof, the increase or decrease of any rate of interest, the forbearance from exercising any right, power, or privilege, including any right to demand security, the release of, or forbearance from proceeding against, any security or any obligor, the

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

effecting of any other release, compromise or settlement, the substitution of security (even if of a different character or value), and (c) waives notice of the creation of any Debt, of any default under any Note or other instrument evidencing the Debt or any part thereof, of any act, omission, or course of dealing by Agent and the Banks, and any other notice to which Pledgor might be entitled to but for the within waiver.

     6.   Additional Covenants of Pledgor.
          -------------------------------

     6.1. Pledgor covenants and agrees to defend the right, title and security interest of Agent and the Banks in and to the Pledged Securities and the proceeds thereof, and to maintain and preserve the lien and security interest provided for by this Agreement against the claim and demands of all Persons, so long as this Agreement shall remain in effect.

     6.2. Pledgor covenants and agrees not to sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Securities, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement and any security agreement securing only Agent and the Banks.

     6.3. Pledgor covenants and agrees (a) to cooperate, in good faith, with Agent and the Banks and to do or cause to be done all such other acts as may be necessary to enforce the rights of Agent and the Banks under this Agreement, (b) not to take any action, or to fail to take any action that would be adverse to the interest of Agent and the Banks in the Collateral and hereunder, and (c) to make any sale or sales of any portion or all of the Pledged Securities valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales at Pledgor's expense.

     7.   Events of Default.  An Event of Default shall exist hereunder if (a)
          -----------------
the Debt, or any portion thereof, shall not be paid in full when due and payable, whether due by lapse of time or acceleration of maturity or otherwise,
(b) an Event of Default, as defined in the Credit Agreement, shall exist under the Credit Agreement, (c) Pledgor shall fail to fully perform or omit to perform in any material respect any agreement or other provision contained or referred to in this Agreement, or (d) any representation, warranty or statement made in or pursuant to this Agreement, shall be false or erroneous in any material respect.

     8.   Attorney-in-Fact.  Pledgor hereby authorizes and empowers Agent, on
          ----------------
behalf of the Banks, to make, constitute and appoint any officer or agent of Agent as Agent may select, in its exclusive discretion, as Pledgor's true and lawful attorney-in-fact, with the power to endorse Pledgor's name on all applications, documents, papers and instruments necessary for Agent to take actions with respect to the Collateral after the occurrence of an Event of Default, including, without limitation, actions necessary for Agent to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to any Person. Pledgor ratifies all that such attorney shall

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

lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

     9.   Maximum Liability of Pledgor.
          ----------------------------

     9.1. Pledgor's Liability Limited in Amount. Subject to subsection 9.5
          --------------------------------------
hereof, but otherwise notwithstanding anything to the contrary contained in this Agreement, the maximum amount of the Debt secured by this Agreement shall not exceed the sum of (a) that portion of the Loans and Letters of Credit the proceeds of which are used by Borrower to make Valuable Transfers (as hereinafter defined) to Pledgor, plus (b) ninety-five percent (95%) of the Adjusted Net Worth (as hereinafter defined), but only to the extent that the Adjusted Net Worth is a positive number, of Pledgor at the date of this Agreement.

     9.2. Definition of Terms Used in Section 9. For purposes of this Section 9:
          --------------------------------------

          "Adjusted Net Worth" shall mean, as of any date of determination thereof, the excess of (a) the amount of the fair saleable value (or fair valuation if relevant under applicable law) of the assets of Pledgor as of the date of such determination, determined in accordance with applicable federal and state laws governing determinations of insolvency of debtors, over (b) the amount of all liabilities of Pledgor, contingent or otherwise, as of the date of such determination, determined in accordance with applicable federal and state law as referenced in the preceding clause (a), and in all events prior to giving effect to Valuable Transfers.

          "Incurred Amount" shall mean the maximum amount for which Pledgor may be liable under this Agreement (after giving effect to the incurring of the obligations under this Agreement and to any rights to contribution of Pledgor from other affiliates of Borrower) without rendering the rights to payment hereunder of Bank void, voidable or avoidable under any applicable fraudulent transfer law.

          "Valuable Transfer" shall mean (a) all loans, advances or capital contributions made to Pledgor with proceeds of the Loans and Letters of Credit;
(b) the fair market value of all property acquired with proceeds of the Loans and Letters of Credit and transferred to Pledgor; (c) the interest on and the fees in respect of the Loans and the Letters of Credit, the proceeds of which are used to make such a Valuable Transfer; and (d) the value of any quantifiable economic benefits not included in clauses (a) through (c) above, but includable in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to Pledgor as a result of the Loans and Letters of Credit.

     9.3. Debt May Exceed Pledgor's Maximum Liability. Pledgor agrees that the
          --------------------------------------------
Debt may at any time and from time to time exceed the maximum amount of the Debt secured by this Agreement without impairing this Agreement or affecting the rights and remedies of Agents or the Banks hereunder.

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

     9.4. Pledgor's Liability Not Reduced by Payments by Others. No payment or
          ------------------------------------------------------
payments made by Borrower, Pledgor or any other Person or received or collected by Agents or the Banks from Borrower, Pledgor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Debt shall be deemed to modify, reduce, release or otherwise affect the amount of the Debt secured by this Agreement and this Agreement shall, notwithstanding any such payment or payments (other than payments made to Agents or the Banks by Pledgor or payments received or collected by Agents or the Banks from Pledgor), secure the Debt up to the maximum amount of the Debt secured by this Agreement as set forth above until the Debt is indefeasibly paid in full in cash.

     9.5. Adjustments to Maximum Liability.  Anything in this Section 9 to the
          ---------------------------------
contrary notwithstanding, in no event shall the amount of the Debt secured by this Agreement as set forth in subsections 9.1 through 9.4 hereof exceed the Incurred Amount; and further provided that, if a greater amount of the Debt than the maximum liability set forth in this Section 9, (a) could be secured by Pledgor as a result of an increase in Pledgor's Adjusted Net Worth subsequent to the date hereof, and (b) is equal to or less than the Incurred Amount, then the amount of Pledgor's maximum liability calculated in subsection 9.1 hereof shall be calculated based upon Pledgor's Adjusted Net Worth on such later date, rather than the date of execution of this Agreement.

     10.  Costs and Expenses.  If Pledgor fails to comply with any of its
          ------------------
obligations hereunder, Agent may do so in Pledgor's name or in Agent's name, but at Pledgor's expense, and Pledgor hereby agrees to reimburse Agent and the Banks in full for all expenses, including reasonable attorneys' fees, incurred by Agent and the Banks in protecting, defending and maintaining the Collateral. Without limiting the foregoing, any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by Pledgor on demand by Agent.

     11.  Notice. All notices, requests, demands and other communications
          ------
provided for hereunder shall be in writing and, if to Pledgor, mailed or delivered to it, addressed to it at the address specified on the signature page of this Agreement, if to Agent or a Bank, mailed or delivered to it, addressed to the address of Agent or such Bank specified on the signature pages of the Credit Agreement. All notices, statements, requests, demands and other communications provided for hereunder shall be given by overnight delivery or first class mail with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that notices pursuant to any of the provisions hereof shall not be effective until received.

     12.  No Subrogation.  Pledgor shall have no rights against Borrower with
          --------------
respect to this Agreement or the Pledged Securities and shall have no right of subrogation and hereby

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

waives any right to enforce any remedy that Agent or the Banks now has or may hereafter have against Borrower, any endorser or any other guarantor of all or any part of the Debt, and Pledgor hereby waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Agreement. Pledgor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Debt is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Debt, or from any other Person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Bank to secure payment of the Debt.

     13.  Interpretation.  Each right, power or privilege specified or referred
          --------------
to in this Agreement is in addition to any other rights, powers and privileges that Agent or the Banks may have or acquire by operation of law, by other contract or otherwise. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power or privilege by Agent and the Banks shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each right, power or privilege may be exercised by Agent and the Banks either independently or concurrently with other rights, powers and privileges and as often and in such order as Agent and the Banks may deem expedient. No waiver or consent granted by Agent and the Banks in respect of this Agreement shall be binding upon Agent or the Banks unless specifically granted in writing, which writing shall be strictly construed.

     14.  Assignment and Successors.  This Agreement shall not be assigned by
          -------------------------
Pledgor without the prior written consent of Agent. This Agreement shall bind the successors and permitted assigns of Pledgor and shall benefit the respective successors and assigns of Agent and the Banks.

     15.  Governing Law.  The provisions of this Agreement, and the respective
          -------------
rights and duties of Pledgor, Agent and the Banks hereunder, shall be governed by the laws of the State of Ohio, without regard to principles of conflict of laws.

     16.  Severability.  If, at any time, one or more provisions of this
          ------------
Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 [Remainder of page intentionally left blank.]

     17.  JURY TRIAL WAIVER.  PLEDGOR WAIVES ANY RIGHT TO HAVE A JURY
          -----------------
PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG PLEDGOR, AGENT AND THE BANKS, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO.

     Executed and delivered at Cleveland, Ohio, as of the 3rd day of April, 2000.


Address:  1100 Superior Avenue
          Cleveland, Ohio 44114
          Attention: Treasurer

                                   EXHIBIT A

                              PLEDGED SECURITIES

Name of Corporation              Number of Shares             Certificate Number
-------------------              ----------------             ------------------

                                   EXHIBIT B

                         FORM OF STOCK TRANSFER POWER


     FOR VALUE RECEIVED, __________________________________ hereby sells, assigns and transfers unto ___________________ (_______ ) Shares of the _________________________ Capital Stock of _______________________________
standing in ___________ name on the books of said corporation and represented by Certificate No. _________ herewith and does hereby irrevocably constitute and appoint ______________________________ attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.



Dated:____________________________________

                                   EXHIBIT J

                 COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT

     THIS COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this "Agreement"), is made as of the __ day of April, 2000, by and among KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Credit Agreement Banks (as hereinafter defined) ("Credit Agreement Agent"), KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Loan Agreement Banks (as hereinafter defined) ("Loan Agreement Agent"), and KEYBANK NATIONAL ASSOCIATION, as collateral agent under this Agreement for the Banks (as hereinafter defined) (including any successor collateral agent pursuant to the terms hereof, "Collateral Agent").

     WHEREAS, the Credit Agreement Banks have extended and will continue to extend credit to OGLEBAY NORTON COMPANY, a Delaware corporation (together with its successors and assigns, "Borrower") and its Subsidiaries, as defined in the Credit Agreement (as hereinafter defined), pursuant to the terms and conditions of the Credit Agreement;

     WHEREAS, concurrently herewith, the Loan Agreement Banks are entering into the Loan Agreement (as hereinafter defined) with Borrower pursuant to which the Loan Agreement Banks will make the Term Loan, as defined in the Loan Agreement, to Borrower, for the benefit of Borrower and its Subsidiaries;

     WHEREAS, the Credit Agreement Banks and the Loan Agreement Banks desire to establish their respective priorities with respect to the Collateral (as hereinafter defined); and

     WHEREAS, Borrower understands that the Banks (as hereinafter defined) are willing to grant such financial accommodations to Borrower pursuant to the Credit Agreement and the Loan Agreement only upon certain terms and conditions, one of which is that the parties hereto enter into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          "Agents" shall mean, collectively, Credit Agreement Agent and Loan Agreement Agent. The term "Agents" shall not include Collateral Agent.

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

          "Banks" shall mean, collectively, the Credit Agreement Banks and the Loan Agreement Banks.

          "Bank Group" shall mean the Credit Agreement Banks or the Loan Agreement Banks.

          "Collateral" shall mean, collectively, (a) the Credit Agreement Collateral, (b) the Loan Agreement Collateral, and (c) any other property, whether tangible or intangible, at any time securing the Obligations, or any part thereof.

          "Combined Majority Banks" shall mean both (a) the Majority Banks, as defined in the Credit Agreement, under the Credit Agreement, and (b) the Majority Banks, as defined in the Loan Agreement, under the Loan Agreement.

          "Credit Agreement" shall mean the Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, among Borrower, Credit Agreement Agent and each of the Credit Agreement Banks, as the same may from time to time be further amended, restated or otherwise modified.

          "Credit Agreement Bank" shall mean any Bank, as defined in the Credit Agreement.

          "Credit Agreement Collateral" shall mean any property, whether tangible or intangible, at any time securing the Credit Agreement Debt, or any part thereof, whether owned by Borrower, any Pledgor or any other obligor, including, but not limited to (a) all of the Collateral, as defined in each of the respective Security Documents (as defined in the Credit Agreement) executed by Borrower and each Pledgor, (b) all of the Mortgaged Real Property (as defined in the Credit Agreement), and (c) all of the Documented Vessels (as defined in the Credit Agreement).

          "Credit Agreement Debt" shall mean the Debt, as defined in the Credit Agreement.

          "Event of Default" shall mean an Event of Default, as defined in the Credit Agreement, or an Event of Default, as defined in the Loan Agreement.

          "Loan Agreement" shall mean the Loan Agreement, dated as of April 3, 2000, among Borrower, Loan Agreement Agent, and each of the Loan Agreement Banks, as the same may from time to time be amended, restated or otherwise modified.

          "Loan Agreement Bank" shall mean any Bank, as defined in the Loan Agreement.

          "Loan Agreement Collateral" shall mean any property, whether tangible or intangible, at any time securing the Loan Agreement Debt, or any part thereof, whether owned by Borrower, any Pledgor or any other obligor, including, but not limited to (a) all

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

     of the Collateral, as defined in each of the respective Security Documents (as defined in the Loan Agreement) executed by Borrower and each Pledgor,
     (b) all of the Mortgaged Real Property (as defined in the Loan Agreement), and (c) all of the Documented Vessels (as defined in the Loan Agreement).

          "Loan Agreement Debt" shall mean the Debt, as defined in the Loan Agreement.

          "Loan Documents" shall mean, collectively, the Loan Documents, as defined in the Credit Agreement, and the Loan Documents, as defined in the Loan Agreement.

          "Obligations" shall mean, collectively (a) the Credit Agreement Debt,
     (b) the Loan Agreement Debt, and (c) all other indebtedness or other obligations now owing or hereafter incurred by Borrower or any Pledgor to Collateral Agent pursuant to this Agreement.

          "Pledgor" shall mean any Pledgor, as defined in the Credit Agreement, or any Pledgor, as defined in the Loan Agreement.

          "Pro Rata" shall mean, with respect to the Credit Agreement Banks or the Loan Agreement Banks, the percentage that is determined by dividing the aggregate amount of the Credit Agreement Debt or the aggregate amount of the Loan Agreement Debt, as appropriate, outstanding at the time of determination, by the sum of the Credit Agreement Debt and the Loan Agreement Debt outstanding at the time of such determination.

     2. APPOINTMENT OF COLLATERAL AGENT. Each of (a) Borrower, (b) Credit Agreement Agent, on behalf of the Credit Agreement Banks, and (c) Loan Agreement Agent, on behalf of the Loan Agreement Banks, hereby appoints KeyBank National Association as Collateral Agent under this Agreement, with such powers as are specifically delegated to Collateral Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto in order to carry out the intent of this Agreement, in the opinion of Collateral Agent, and KeyBank National Association hereby accepts such appointment as Collateral Agent under this Agreement.

     3. PRO RATA DISTRIBUTION OF COLLATERAL. The Collateral shall serve as security for the Obligations. Subject to the terms of this Agreement, Collateral Agent shall receive, hold, administer and enforce this Agreement, and foreclose upon, collect, dispose of all or any part of the Collateral, and deliver to Credit Agreement Agent and Loan Agreement Agent, the proceeds therefrom, after deducting all amounts owing to Collateral Agent under this Agreement, for the Pro Rata benefit of the respective Bank Groups. Each Agent agrees on behalf of such Agent and its Bank Group that any security interest or lien granted to such Agent with respect to the Collateral, or any part thereof, shall be deemed to be held by such Agent for the benefit of all of the Banks pursuant to the terms of this Agreement.

     4. DELIVERY OF COLLATERAL TO COLLATERAL AGENT. If any Agent or any Bank receives possession of any portion of the Collateral, or any proceeds thereof, such

Agent or Bank, as the case may be, shall receive and hold the same in trust for Collateral Agent to be disposed of in accordance with the terms of this Agreement.

     5. APPOINTMENT OF POWER OF ATTORNEY. Each Agent irrevocably authorizes, appoints, and empowers Collateral Agent to act as such Agent's attorney-in-fact with respect to the Collateral or any part thereof or under or with respect to any of the Loan Documents, as Collateral Agent may deem reasonably necessary or advisable for the enforcement of this Agreement or to otherwise carry out the intent of this Agreement; and each Agent shall execute and deliver to Collateral Agent such powers of attorney, assignments, or other instruments as may be reasonably requested by Collateral Agent to enable Collateral Agent to enforce any and all of Collateral Agent's rights or duties under this Agreement.

     6. EVENT OF DEFAULT. Upon the occurrence of an Event of Default, the Combined Majority Banks may notify and direct Collateral Agent to enforce the rights of Agents and the Banks in and to the Collateral through such remedies as may be available pursuant to the terms and conditions of any Loan Document, at law or in equity, or otherwise.

     7.   AUTHORIZATION OF AGENTS.   Credit Agreement Agent represents and
warrants to Collateral Agent that Credit Agreement Agent is authorized pursuant to the terms and conditions of the Credit Agreement to enter into this Agreement on behalf of the Credit Agreement Banks. Loan Agreement Agent represents and warrants to Collateral Agent that Loan Agreement Agent is authorized pursuant to the terms and conditions of the Loan Agreement to enter into this Agreement on behalf of the Loan Agreement Banks.

     8. LIEN PRIORITIES. Notwithstanding the date, manner or order of perfection of the security interests and liens granted to Collateral Agent or either Agent, and notwithstanding any provisions of any Loan Documents, the Uniform Commercial Code as in effect in any state or any applicable law or decision, or whether Collateral Agent or either Agent holds possession of all or any part of the Collateral, whether by itself or by any bailee or agent acting on its behalf, each of the parties to this Agreement agrees that the Banks shall share pari passu in all of the Collateral, with any such Collateral being distributed in accordance with Section 3 of this Agreement.

     9. OBLIGATIONS UNAFFECTED; ADDITIONAL SECURITY. Except as specifically set forth herein, the Credit Agreement and the Loan Agreement shall be unaffected hereby. Borrower, Agent and the Banks shall be entitled to amend, restate or otherwise modify any of the Loan Documents in accordance with the respective terms of each such Loan Document; provided, however, that, in the event that any Agent or Bank shall receive any additional Collateral or other security for any of the Obligations or file any additional financing statement, mortgage or other lien with respect thereto, such collateral or other security shall become part of the Collateral hereunder and shall be held in trust for the Pro Rata benefit of both Bank Groups, subject to the terms and conditions of this Agreement. Collateral Agent is authorized to release any part of the Collateral under this Agreement if Credit Agreement Agent,

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

Loan Agreement Agent or Collateral Agent are permitted to do so in accordance with the respective terms of the Credit Agreement or Loan Agreement.

     10. CONTESTING LIENS OR SECURITY INTERESTS. None of Collateral Agent, either Agent, nor any Bank shall contest the validity, perfection, priority or enforceability of any lien or security interest granted to any Agent or Collateral Agent.

     11. ACTIONS BY COLLATERAL AGENT. Agents acknowledge that (a) that each Bank has performed and will continue to perform its own credit analysis of Borrower and each Pledgor and its own investigations of the risks involved in the transactions contemplated by the obligations and in entering into this Agreement, (b) each Bank has reviewed and approved the form and substance of each of the Loan Documents, including any UCC financing statements filed in connection with any of the Loan Documents, and (c) Collateral Agent, by executing this Agreement, has not nor at any time shall Collateral Agent be deemed to have made any representation or warranty, express or implied, with respect to the (i) due execution, authenticity, legality, accuracy, completeness, validity or enforceability of any of the Loan Documents or as to the financial condition or creditworthiness of Borrower or any Pledgor, or the collectability of the Obligations, or (ii) validity, perfection, priority, enforceability, value or sufficiency of, or title to any of the Collateral, or the filing, or recording, or taking of any other actions with respect to the Collateral. Although Collateral Agent will endeavor to exercise the same care in administering the Collateral as if the Collateral Agent were acting for its own account, Collateral Agent shall be fully protected in relying upon any document that appears to it to be genuine and upon the advice of legal counsel, independent accountants and other appropriate experts (including those retained by Borrower). Neither Collateral Agent nor any of its affiliates, directors, officers, attorneys or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

     12   BANKRUPTCY FILING.  This Agreement shall be applicable both before and after the filling of any petition by or against Borrower or any Pledgor under the bankruptcy code and all references in this Agreement to Borrower or any Pledgor shall be deemed to apply to Borrower or such Pledgor as debtor-in-possession and all distributions of the proceeds of any of the Collateral shall, subject to applicable law and to any court order approving the financing of Borrower or any Pledgor as debtor-in-possession, continue to be made after the filing of any such petition on the same basis that the distribution of such Collateral was to be distributed prior to the date of such petition.

     13. INDEMNIFICATION. To the extent not indemnified or reimbursed by Borrower, Agents, on behalf of their respective Bank Groups, agree to indemnify, based upon their respective Pro Rata percentages of the Obligations, and hold Collateral Agent harmless against any and all losses, costs and expenses (including, without limitation, attorneys' fees) and liabilities incurred by Collateral Agent, and the directors, officers, employees, attorneys, affiliates and subsidiaries of Collateral Agent, in connection with or arising in any manner from Collateral Agent's performance of Collateral Agent's duties or exercise of rights of Collateral

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

Agent under this Agreement; provided, however, that Collateral Agent shall not be indemnified or reimbursed for any such liabilities caused as a result of its own gross negligence or willful misconduct.

     14. THIRD PARTIES. Nothing contained in this Agreement is intended to affect or limit in any way the respective security interests or liens of Agents on behalf of the Banks with respect to Borrower, any Pledgor or any other person or entity. This Agreement is solely for the benefit of Agents and the Banks and is not intended to grant any rights, benefits or defenses to or for the benefit of any Pledgor or any other person or entity. Borrower and each Pledgor are signing this Agreement solely for the purpose of acknowledging and agreeing to the rights and obligations of the Agents, the Banks and Collateral Agent. Neither Borrower nor any other Company shall have any rights hereunder.

     15. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding on, the Agents, the Banks and Collateral Agent, and their respective successors and assigns. This Agreement may not be amended, supplemented or otherwise modified in any respect except in a writing signed by the Agents, acting with the consent of all of the Banks, and Collateral Agent.

     16. SUCCESSOR COLLATERAL AGENT. Collateral Agent may resign as collateral agent hereunder by giving not fewer than thirty (30) days prior written notice to Agents. If Collateral Agent shall resign under this Agreement, then either
(a) the Combined Majority Banks shall appoint from among the Banks a successor collateral agent hereunder, or (b) if a successor collateral agent shall not be so appointed and approved within the thirty (30) day period following Collateral Agent's notice to the Agents of its resignation, then Collateral Agent shall appoint a successor collateral agent that shall serve as collateral agent until such time as the Combined Majority Banks appoint a successor collateral agent. Upon its appointment, such successor collateral agent shall succeed to the rights, powers and duties as collateral agent, and the term "Collateral Agent" under this Agreement and any other Loan Document shall mean such successor effective upon its appointment, and the former collateral agent's rights, powers and duties as collateral agent shall be terminated without any other or further act or deed on the part of such former collateral agent or any of the parties to this Agreement.

     17. NOTICE. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to Borrower, any Agent or any Bank, mailed or delivered to such party, addressed to the address of such party specified on the signature page of the Credit Agreement or Loan Agreement, as appropriate, if to Collateral Agent, mailed or delivered to it, addressed to the address of Collateral Agent specified on the signature page of this Agreement. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or forty-eight (48) hours after being deposited in the mails with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that notices pursuant to any of the provisions hereof shall not be effective until received.

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

     18. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof.

     19. TERMINATION. This Agreement shall remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and the Credit Agreement and the Loan Agreement terminated and not replaced by any other credit facility with Credit Agreement Agent and the Credit Agreement Banks or Loan Agreement Agent and the Loan Agreement Banks.

     20. GOVERNING LAW. This Agreement shall be construed according to the laws of the State of Ohio, without regard to principles of conflicts of laws. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                 [Remainder of page intentionally left blank.]

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

     21.  JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW,
          -----------------
WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE AGENTS, THE BANKS OR COLLATERAL AGENT, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 3rd day of April, 2000.

                                        COLLATERAL AGENT:

Address:  127 Public Square             KEYBANK NATIONAL ASSOCIATION,
          Cleveland, Ohio 44114              as Collateral Agent
          Attn: Large Corporate
               Banking Division         By:_________________________________
                                        Title:______________________________

                                        CREDIT AGREEMENT AGENT:

                                        KEYBANK NATIONAL ASSOCIATION,
                                             as Credit Agreement Agent and on
                                             behalf of the Credit Agreement
                                             Banks

                                        By:___________________________________
                                        Title:________________________________

                                        LOAN AGREEMENT AGENT:

                                        KEYBANK NATIONAL ASSOCIATION,
                                             as Loan Agreement Agent and on
                                             behalf of the Loan Agreement Banks

                                        By:___________________________________
                                        Title:________________________________

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

Each of the undersigned hereby acknowledges the terms of and consents to the foregoing and agrees to be bound by the terms hereof:

OGLEBAY NORTON COMPANY

By: _________________________________
Title:_______________________________

ONCO INVESTMENT COMPANY

By: _________________________________
Title:_______________________________

ON MARINE SERVICES COMPANY

By: _________________________________
Title:_______________________________

OGLEBAY NORTON MARINE SERVICES COMPANY, L.L.C.

By: _________________________________
Title:_______________________________

OGLEBAY NORTON SPECIALTY MINERALS, INC.

By: _________________________________
Title:_______________________________

OGLEBAY NORTON MANAGEMENT COMPANY

By: _________________________________
Title:_______________________________

OGLEBAY NORTON INDUSTRIAL SANDS, INC.

By: _________________________________
Title:_______________________________

TEXAS MINING, LP

By: _________________________________
Title:_______________________________
OGLEBAY NORTON TERMINALS, INC.

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

By: _________________________________
Title:_______________________________

OGLEBAY NORTON ENGINEERED MATERIALS, INC.

By: _________________________________
Title:_______________________________

GLOBAL STONE CORPORATION

By: _________________________________
Title:_______________________________

GLOBAL STONE PORT INLAND, INC.

By: _________________________________
Title:_______________________________

GLOBAL STONE TENN LUTRELL COMPANY

By: _________________________________
Title:_______________________________

GLOBAL STONE CHEMSTONE CORPORATION

By: _________________________________
Title:_______________________________

GLOBAL STONE ST. CLAIR, INC.

By: _________________________________
Title:_______________________________

GLOBAL STONE PENROC, LP

By: _________________________________
Title:_______________________________

GS PC, INC.

By: _________________________________
Title:_______________________________

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

GLOBAL STONE FILLER PRODUCTS, INC.

By: _________________________________
Title:_______________________________

GLOBAL STONE JAMES RIVER, INC.

By: _________________________________
Title:_______________________________

OGLEBAY NORTON MINERALS, INC.

By: _________________________________
Title:_______________________________


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